                                                                                                EXECUTION COPY

                                               RESIDENTIAL ASSET SECURITIES CORPORATION,

                                                              Depositor,

                                                   RESIDENTIAL FUNDING CORPORATION,

                                                           Master Servicer,

                                                                  and

                                                    U.S. BANK NATIONAL ASSOCIATION

                                                                Trustee

                                                    POOLING AND SERVICING AGREEMENT

                                                       Dated as of June 1, 2006

                                      Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                                            Series 2006-KS5

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the Depositor. 60

         Section 2.04.         Representations and Warranties of Sellers........................................62

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or Certificateholders.69

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange
                                Act Reporting. .................................................................93

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and

Exhibit B-1       Form of Class M Certificate...............................................................B-1-1

Exhibit B-2       Form of Class B Certificate...............................................................B-2-1

Exhibit H-1       Form of Transfer Affidavit and Agreement..................................................H-1-1

Exhibit H-2       Form of Transferor Certificate............................................................H-2-1

Exhibit I         Form of Investor Representation Letter......................................................I-1

Exhibit J         Form of Transferor Representation Letter....................................................J-1

Exhibit K         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a

Exhibit N-1       Form of Rule 144A Investment Representation Letter........................................N-1-1

Exhibit N-2       Form of Transferor Certificate (144A Transferor to 144A Transferee).......................N-2-1

Exhibit N-3       Form of Transferor Certificate (144A Transferor to Regulation S Transferee)...............N-3-1

Exhibit N-4       Form of Regulation S Transferee Certificate...............................................N-4-1

Exhibit N-5       Form of Accredited InvestorTransferee Certificate.........................................N-4-1

Exhibit N-6       Form of Transferor Certificate (Regulation S Transferor)..................................N-4-1

Exhibit T-1       Form of 10-K Certification................................................................T-1-1

Exhibit T-2       Form of Back-Up Certification.............................................................T-2-1

Exhibit U         Information to be Provided by the Master Servicer to the Rating Agencies Relating to Reportable Modified

         This Pooling and Servicing  Agreement,  effective as of June 1, 2006, among RESIDENTIAL ASSET SECURITIES  CORPORATION,  as the depositor (together with its permitted  successors and assigns, the "Depositor"),  RESIDENTIAL FUNDING CORPORATION,  as master servicer
(together  with its  permitted  successors  and  assigns,  the  "Master  Servicer"),  and U.S.  BANK  NATIONAL  ASSOCIATION,  a banking association  organized  under the laws of the United  States,  as trustee  (together  with its permitted  successors  and assigns,  the
"Trustee").

                                                        PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage  asset-backed  pass-through  certificates  (collectively,  the  "Certificates"),  to be issued  hereunder in sixteen Classes,  which in the aggregate will evidence the entire  beneficial  ownership  interest in the Mortgage
Loans (as defined herein) and certain other related assets.

                                                                REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage Loans and certain other related assets  (exclusive of the Swap Account and the Swap Agreement)  subject to this Agreement as a real estate  mortgage  investment  conduit (a "REMIC") for federal  income tax  purposes,  and such  segregated  pool of assets will be designated  as "REMIC I." Component I of the Class R  Certificates  will  represent  the sole Class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions (as defined  herein) under federal  income tax law. The following  table  irrevocably  sets forth the designation,  remittance rate (the  "Uncertificated  REMIC I Pass Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest possible maturity date" (determined solely for purposes of satisfying  Treasury  regulation  Section 1.860G  1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Maturity
Date.  None of the REMIC I Regular Interests will be certificated.

                        UNCERTIFICATED REMIC I        INITIAL UNCERTIFICATED REMIC I           LATEST POSSIBLE
    DESIGNATION            PASS-THROUGH RATE                PRINCIPAL BALANCE                   MATURITY DATE
        I-1-A                Variable(1)                   $    2,988,391.23                       July 2036
        I-2-A                Variable(1)                   $    3,948,712.65                       July 2036
        I-3-A                Variable(1)                   $    4,909,679.78                       July 2036
        I-4-A                Variable(1)                   $    5,863,829.49                       July 2036
        I-5-A                Variable(1)                   $    6,803,977.36                       July 2036
        I-6-A                Variable(1)                   $    7,721,057.41                       July 2036
        I-7-A                Variable(1)                   $    8,585,403.70                       July 2036
        I-8-A                Variable(1)                   $    9,378,934.35                       July 2036
        I-9-A                Variable(1)                   $    9,870,775.35                       July 2036
       I-10-A                Variable(1)                    $  10,272,442.34                       July 2036
       I-11-A                Variable(1)                   $    9,900,355.42                       July 2036
       I-12-A                Variable(1)                   $    9,542,018.99                       July 2036
       I-13-A                Variable(1)                   $    9,200,258.34                       July 2036
       I-14-A                Variable(1)                   $    8,867,317.87                       July 2036
       I-15-A                Variable(1)                   $    8,546,630.40                       July 2036
       I-16-A                Variable(1)                   $    8,239,617.57                       July 2036
       I-17-A                Variable(1)                   $    7,973,711.75                       July 2036
       I-18-A                Variable(1)                   $    7,681,233.87                       July 2036
       I-19-A                Variable(1)                   $    7,426,794.22                       July 2036
       I-20-A                Variable(1)                   $    7,503,675.55                       July 2036
       I-21-A                Variable(1)                    $  11,943,367.68                       July 2036
       I-22-A                Variable(1)                    $  11,076,996.02                       July 2036
       I-23-A                Variable(1)                    $  10,274,489.13                       July 2036
       I-24-A                Variable(1)                   $    9,541,175.76                       July 2036
       I-25-A                Variable(1)                   $    8,693,721.57                       July 2036
       I-26-A                Variable(1)                   $    5,616,582.40                       July 2036
       I-27-A                Variable(1)                   $    5,382,125.47                       July 2036
       I-28-A                Variable(1)                   $    5,157,761.88                       July 2036
       I-29-A                Variable(1)                   $    4,943,204.90                       July 2036
       I-30-A                Variable(1)                   $    4,737,927.50                       July 2036
       I-31-A                Variable(1)                   $    4,541,525.90                       July 2036
       I-32-A                Variable(1)                   $    4,353,600.36                       July 2036
       I-33-A                Variable(1)                   $    4,173,774.15                       July 2036
       I-34-A                Variable(1)                   $    4,001,641.79                       July 2036
       I-35-A                Variable(1)                   $    3,835,780.99                       July 2036
       I-36-A                Variable(1)                   $    3,678,268.64                       July 2036
       I-37-A                Variable(1)                   $    3,527,504.73                       July 2036
       I-38-A                Variable(1)                   $    3,383,190.53                       July 2036
       I-39-A                Variable(1)                   $    3,245,041.16                       July 2036
       I-40-A                Variable(1)                   $    3,112,779.20                       July 2036
       I-41-A                Variable(1)                   $    2,986,156.11                       July 2036
       I-42-A                Variable(1)                   $    2,864,917.98                       July 2036
       I-43-A                Variable(1)                   $    2,748,827.95                       July 2036
       I-44-A                Variable(1)                   $    2,637,659.84                       July 2036
       I-45-A                Variable(1)                   $    2,531,197.62                       July 2036
       I-46-A                Variable(1)                   $    2,429,234.99                       July 2036
       I-47-A                Variable(1)                   $    2,331,574.92                       July 2036
       I-48-A                Variable(1)                   $    2,238,029.22                       July 2036
       I-49-A                Variable(1)                   $    2,148,418.15                       July 2036
       I-50-A                Variable(1)                   $    2,062,570.01                       July 2036
       I-51-A                Variable(1)                   $    1,980,320.81                       July 2036
       I-52-A                Variable(1)                   $    1,901,513.89                       July 2036
       I-53-A                Variable(1)                   $    1,825,999.59                       July 2036
       I-54-A                Variable(1)                   $    1,753,634.95                       July 2036
       I-55-A                Variable(1)                   $    1,684,279.49                       July 2036
       I-56-A                Variable(1)                   $    1,617,810.84                       July 2036
       I-57-A                Variable(1)                   $    1,554,069.13                       July 2036
       I-58-A                Variable(1)                   $    1,493,212.81                       July 2036
       I-59-A                Variable(1)                   $    1,436,350.93                       July 2036
       I-60-A                Variable(1)                   $    1,380,074.60                       July 2036
       I-61-A                Variable(1)                    $  35,912,598.98                       July 2036
        I-1-B                Variable(1)                   $    2,988,391.23                       July 2036
        I-2-B                Variable(1)                   $    3,948,712.65                       July 2036
        I-3-B                Variable(1)                   $    4,909,679.78                       July 2036
        I-4-B                Variable(1)                   $    5,863,829.49                       July 2036
        I-5-B                Variable(1)                   $    6,803,977.36                       July 2036
        I-6-B                Variable(1)                   $    7,721,057.41                       July 2036
        I-7-B                Variable(1)                   $    8,585,403.70                       July 2036
        I-8-B                Variable(1)                   $    9,378,934.35                       July 2036
        I-9-B                Variable(1)                   $    9,870,775.35                       July 2036
       I-10-B                Variable(1)                    $  10,272,442.34                       July 2036
       I-11-B                Variable(1)                   $    9,900,355.42                       July 2036
       I-12-B                Variable(1)                   $    9,542,018.99                       July 2036
       I-13-B                Variable(1)                   $    9,200,258.34                       July 2036
       I-14-B                Variable(1)                   $    8,867,317.87                       July 2036
       I-15-B                Variable(1)                   $    8,546,630.40                       July 2036
       I-16-B                Variable(1)                   $    8,239,617.57                       July 2036
       I-17-B                Variable(1)                   $    7,973,711.75                       July 2036
       I-18-B                Variable(1)                   $    7,681,233.87                       July 2036
       I-19-B                Variable(1)                   $    7,426,794.22                       July 2036
       I-20-B                Variable(1)                   $    7,503,675.55                       July 2036
       I-21-B                Variable(1)                    $  11,943,367.68                       July 2036
       I-22-B                Variable(1)                    $  11,076,996.02                       July 2036
       I-23-B                Variable(1)                    $  10,274,489.13                       July 2036
       I-24-B                Variable(1)                   $    9,541,175.76                       July 2036
       I-25-B                Variable(1)                   $    8,693,721.57                       July 2036
       I-26-B                Variable(1)                   $    5,616,582.40                       July 2036
       I-27-B                Variable(1)                   $    5,382,125.47                       July 2036
       I-28-B                Variable(1)                   $    5,157,761.88                       July 2036
       I-29-B                Variable(1)                   $    4,943,204.90                       July 2036
       I-30-B                Variable(1)                   $    4,737,927.50                       July 2036
       I-31-B                Variable(1)                   $    4,541,525.90                       July 2036
       I-32-B                Variable(1)                   $    4,353,600.36                       July 2036
       I-33-B                Variable(1)                   $    4,173,774.15                       July 2036
       I-34-B                Variable(1)                   $    4,001,641.79                       July 2036
       I-35-B                Variable(1)                   $    3,835,780.99                       July 2036
       I-36-B                Variable(1)                   $    3,678,268.64                       July 2036
       I-37-B                Variable(1)                   $    3,527,504.73                       July 2036
       I-38-B                Variable(1)                   $    3,383,190.53                       July 2036
       I-39-B                Variable(1)                   $    3,245,041.16                       July 2036
       I-40-B                Variable(1)                   $    3,112,779.20                       July 2036
       I-41-B                Variable(1)                   $    2,986,156.11                       July 2036
       I-42-B                Variable(1)                   $    2,864,917.98                       July 2036
       I-43-B                Variable(1)                   $    2,748,827.95                       July 2036
       I-44-B                Variable(1)                   $    2,637,659.84                       July 2036
       I-45-B                Variable(1)                   $    2,531,197.62                       July 2036
       I-46-B                Variable(1)                   $    2,429,234.99                       July 2036
       I-47-B                Variable(1)                   $    2,331,574.92                       July 2036
       I-48-B                Variable(1)                   $    2,238,029.22                       July 2036
       I-49-B                Variable(1)                   $    2,148,418.15                       July 2036
       I-50-B                Variable(1)                   $    2,062,570.01                       July 2036
       I-51-B                Variable(1)                   $    1,980,320.81                       July 2036
       I-52-B                Variable(1)                   $    1,901,513.89                       July 2036
       I-53-B                Variable(1)                   $    1,825,999.59                       July 2036
       I-54-B                Variable(1)                   $    1,753,634.95                       July 2036
       I-55-B                Variable(1)                   $    1,684,279.49                       July 2036
       I-56-B                Variable(1)                   $    1,617,810.84                       July 2036
       I-57-B                Variable(1)                   $    1,554,069.13                       July 2036
       I-58-B                Variable(1)                   $    1,493,212.81                       July 2036
       I-59-B                Variable(1)                   $    1,436,350.93                       July 2036
       I-60-B                Variable(1)                   $    1,380,074.60                       July 2036
       I-61-B                Variable(1)                    $  35,912,598.98                       July 2036
         A-I                 Variable(1)                   $    4,072,640.19                       July 2036
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                               REMIC II

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
REMIC I Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be designated as "REMIC
II."  Component II of the Class R Certificates  will  represent the sole Class of "residual  interests" in REMIC II for purposes of the
REMIC  Provisions  (as defined  herein)  under federal  income tax law. The following  table  irrevocably  sets forth the  designation, remittance  rate (the  "Uncertificated  REMIC II  Pass-Through  Rate") and  initial  Uncertificated  Principal  Balance for each of the
"regular  interests"  in REMIC II (the "REMIC II Regular  Interests").  The "latest  possible  maturity  date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section  1.860G  1(a)(4)(iii))  for each REMIC II Regular  Interest shall be the Maturity
Date.  None of the REMIC II Regular Interests will be certificated.

                          UNCERTIFICATED REMIC II       INITIAL UNCERTIFICATED REMIC II        LATEST POSSIBLE
    DESIGNATION              PASS-THROUGH RATE                 PRINCIPAL BALANCE                MATURITY DATE
         LT1                    Variable(1)                   $699,880,623.63                      July 2036
         LT2                    Variable(1)               $         20,523.40                     July  2036
         LT3                    Variable(1)               $         49,476.61                     July  2036
         LT4                    Variable(1)               $         49,476.61                     July  2036
        LT-IO                   Variable(1)                          (2)                          July  2036
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)  REMIC II Regular Interest LT-IO will not have an Uncertificated  Principal Balance but will accrue interest on its  uncertificated notional amount calculated in accordance with the definition of "Uncertificated Notional Amount" herein.

                                                               REMIC III

         As provided  herein,  the REMIC  Administrator  will elect to treat the segregated  pool of assets  consisting of the REMIC II
Regular  Interests as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as REMIC III.
Component  III of the Class R  Certificates  will  represent  the sole Class of "residual  interests"  in REMIC III for purposes of the
REMIC  Provisions  under  federal  income tax law. The  following  table  irrevocably  sets forth the  designation,  Pass Through Rate, aggregate Initial Certificate Principal Balance,  certain features,  month of Final Scheduled Distribution Date and initial ratings for each Class of  Certificates  comprising the interests  representing  "regular  interests" in REMIC III. The "latest  possible  maturity date" (determined  solely for purposes of satisfying  Treasury  Regulation  Section 1.860G  1(a)(4)(iii)) for each of REMIC III Regular
Interest shall be the Maturity Date.

                                                                                          MONTH OF
                                                                                            FINAL
                                            AGGREGATE INITIAL                             SCHEDULED
                             PASS-THROUGH      CERTIFICATE                              DISTRIBUTION
 DESIGNATION       TYPE          RATE       PRINCIPAL BALANCE         FEATURES              DATE
                                                                                                         S&P     Moody's
  Class A-1     Regular(1)  Adjustable(2)(3)   $254,294,000.00    Senior/Adjustable     December 2026    AAA       Aaa
                                                                        Rate
  Class A-2     Regular(1)  Adjustable(2)(3)   $105,102,000.00    Senior/Adjustable       June 2030      AAA       Aaa
                                                                        Rate
  Class A-3     Regular(1)  Adjustable(2)(3)   $139,076,000.00    Senior/Adjustable       May 2035       AAA       Aaa
                                                                        Rate
  Class A-4     Regular(1)  Adjustable(2)(3)   $53,128,000.00     Senior/Adjustable       July 2036      AAA       Aaa
                                                                        Rate
  Class M-1     Regular(1)  Adjustable(2)(3)   $27,300,000.00   Mezzanine/Adjustable      July 2036      AA+       Aa1
                                                                        Rate
  Class M-2     Regular(1)  Adjustable(2)(3)   $23,800,000.00   Mezzanine/Adjustable      July 2036      AA+       Aa2
                                                                        Rate
  Class M-3     Regular(1)  Adjustable(2)(3)   $14,350,000.00   Mezzanine/Adjustable      July 2036       AA       Aa3
                                                                        Rate
  Class M-4     Regular(1)  Adjustable(2)(3)   $12,950,000.00   Mezzanine/Adjustable      July 2036       AA       A1
                                                                        Rate
  Class M-5     Regular(1)  Adjustable(2)(3)   $12,600,000.00   Mezzanine/Adjustable      July 2036       A+       A2
                                                                        Rate
  Class M-6     Regular(1)  Adjustable(2)(3)   $11,900,000.00   Mezzanine/Adjustable      July 2036       A        A3
                                                                        Rate
  Class M-7     Regular(1)  Adjustable(2)(3)   $11,200,000.00   Mezzanine/Adjustable      July 2036      BBB+     Baa1
                                                                        Rate
  Class M-8     Regular(1)  Adjustable(2)(3)   $  9,100,000.00  Mezzanine/Adjustable      July 2036      BBB      Baa2
                                                                        Rate
  Class M-9     Regular(1)  Adjustable(2)(3)   $ 4,900,000.00   Mezzanine/Adjustable      July 2036      BBB-     Baa3
                                                                        Rate
   Class B      Regular(1)  Adjustable(2)(3)   $ 7,350,000.00   Mezzanine/Adjustable      July 2036      BB+       Ba1
                                                                        Rate
   Class SB     Regular          (4)           $12,950,100.25        Subordinate                         N/R       N/R
                   (4)
      IO        Regular          (6)               (7)              Interest Only                        N/R       N/R
                   (5)
___________________
(1)  This Class of Certificates  represents  ownership of a REMIC III  Regular Interest together with (i) certain rights to payments to be made from amounts  received  under the Swap  Agreement  which will be deemed made for federal  income tax  purposes  outside of
     REMIC III by the holder of the Class SB  Certificates  as the owner of the Swap Agreement and (ii) the obligation to pay the Class
     IO Distribution  Amount.  Any amount  distributed on this Class of Certificates on any  Distribution  Date in excess of the amount distributable  on the related  REMIC III  Regular  Interest  on such  Distribution  Date shall be treated  for federal  income tax purposes as having  been paid from the Swap  Account  and any amount  distributable  on such  REMIC III  Regular  Interest on such
     Distribution  Date in excess of the amount  distributable on such Class of Certificates on such Distribution Date shall be treated as having been paid to the Swap Account, all pursuant to and as further provided in Section 4.10 hereof.
(2)  The REMIC III Regular Interests ownership of which is represented by the Class A Certificates and the Class M  Certificates,  will accrue interest at a per annum rate equal to LIBOR plus the applicable  Margin,  each subject to a payment cap as described in the definition of "Pass-Through  Rate" and the provisions for the payment of Basis Risk Shortfalls herein,  which payments will not be part of the entitlement of the REMIC III Regular Interests related to such Certificates.
(3)  The Class A  Certificates  and Class M  Certificates  will also entitle their  holders to certain  payments from the Holder of the
     Class SB  Certificates  from amounts to which the related  REMIC III  Regular Interest is entitled and from amounts received under the Swap Agreement, which will not be a part of their ownership of the REMIC III Regular Interests.
(4)  The Class SB  Certificates  will accrue  interest as described in the  definition of Accrued  Certificate  Interest.  The Class SB
     Certificates will not accrue interest on their Certificate  Principal Balance. The Class SB  Certificates will be comprised of two
     REMIC III regular interests,  a principal only regular interest  designated SB-PO and an interest only regular interest designated
     SB-IO,  which will be entitled to  distributions  as set forth herein.  The rights of the Holder of the Class SB  Certificates  to payments from the Swap Agreement shall be outside and apart from its rights under the REMIC III Regular Interests SB-IO and SB-PO.
(5)  REMIC III  Regular  Interest IO will be held as an asset of the Swap  Account  established  by the Trustee and will be treated for federal income tax purposes as owned by the holder of the Class SB Certificate.
(6)  For federal income tax purposes,  REMIC III Regular Interest IO will not have a Pass-Through Rate, but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest LT-IO.
(7)  For federal income tax purposes,  REMIC III Regular Interest IO will not have an Uncertificated Principal Balance, but will have a notional amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

         In  consideration  of the mutual  agreements  herein  contained,  the Depositor,  the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accredited Investor:  The meaning specified in Rule 501(a) of the Securities Act.

         Accrued  Certificate  Interest:  With  respect to each  Distribution  Date and each  Class of  Class A  Certificates,  Class M
Certificates  and Class B  Certificates,  an amount equal to the interest  accrued  during the related  Interest  Accrual Period on the
Certificate  Principal  Balance  thereof  immediately  prior  to such  Distribution  Date at the  related  Pass-Through  Rate  for that
Distribution Date.

         The  amount of  Accrued  Certificate  Interest  on each Class of  Certificates  shall be  reduced by the amount of  Prepayment
Interest  Shortfalls on the related  Mortgage Loans during the prior calendar month to the extent not covered by Compensating  Interest pursuant to Section 3.16,  and Relief Act Shortfalls on the related  Mortgage Loans during the related Due Period.  All such reductions with  respect to the  Mortgage  Loans will be allocated  among the  Certificates  in  proportion  to the amount of Accrued  Certificate
Interest payable on such Certificates on such Distribution Date absent such reductions.

         Accrued  Certificate  Interest for any  Distribution  Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest  shall  accrue on the basis of a 360-day  year and the actual  number  of days  in the  related
Interest Accrual Period.

         With respect to each Distribution Date and the Class SB  Certificates,  interest accrued during the preceding Interest Accrual
Period  at the  Pass-Through  Rate on the  Uncertificated  Notional  Amount  as  specified  in the  definition  of  Pass-Through  Rate, immediately  prior to such  Distribution  Date,  reduced by any  interest  shortfalls  with respect to the  Mortgage  Loans,  including
Prepayment  Interest  Shortfalls to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16 or by Excess Cash Flow pursuant to  Section 4.02(c)(v)  and (vi).  Accrued  Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a
360-day year and the actual number of days in the related Interest Accrual Period.

         Adjusted Available  Distribution  Amount:  With respect to any Distribution Date, the Available  Distribution Amount increased by the excess, if any, of the Net Swap Payment owed to the Swap  Counterparty  over the amount  distributable on such Distribution Date in respect of the REMIC III Regular Interest IO.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage  Loan and any date of  determination,  the Mortgage  Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With respect to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such first
Person.  For the  purposes  of this  definition,  "control"  means the power to direct the  management  and  policies  of such  Person, directly or indirectly,  whether through the ownership of voting securities,  by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With respect to any  Distribution  Date, the total of the amounts held in the Custodial
Account at the close of business on the preceding  Determination Date on account of (i) Liquidation  Proceeds,  Subsequent  Recoveries,
Insurance Proceeds,  REO Proceeds,  Principal  Prepayments,  Mortgage Loan purchases made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions  made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution Date (other than such  Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance  Proceeds,  REO Proceeds and purchases of Mortgage Loans that the
Master  Servicer has deemed to have been received in the preceding month in accordance  with  Section 3.07(b))  and (ii) payments which represent  early  receipt of scheduled  payments of principal  and  interest due on a date or dates  subsequent  to the Due Date in the related Due Period.

         Applicable  Procedures:  The applicable rules,  regulations and procedures  utilized or imposed by any Clearance System or the
Depository.

         Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property based upon the appraisal made at the time of the  origination  of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged
Property at such time of origination,  except in the case of a Mortgaged  Property  securing a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal  made at the time of  origination  of the loan which was refinanced or modified or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An assignment  of the  Mortgage,  notice of transfer or equivalent  instrument,  in recordable  form,  sufficient under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage
Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more  blanket  assignments  covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between Residential Funding and the
Depositor relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit R.

         Available  Distribution  Amount:  With respect to any  Distribution  Date,  an amount  equal to (a) the sum of (i) the  amount relating  to the  Mortgage  Loans on  deposit  in the  Custodial  Account  as of the close of  business  on the  immediately  preceding
Determination  Date,  including  any  Subsequent  Recoveries,  and amounts  deposited in the Custodial  Account in connection  with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the  amount of any Advance made on the immediately  preceding  Certificate
Account  Deposit  Date with  respect to the  Mortgage  Loans,  (iii) any amount  deposited  in the  Certificate  Account on the related
Certificate  Account  Deposit Date  pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e)  in respect of the
Mortgage Loans,  and (v) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or 9.01 in respect of the Mortgage
Loans,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of (x) the Amount Held for
Future  Distribution  with respect to the Mortgage  Loans,  (y) amounts  permitted  to be  withdrawn  by the Master  Servicer  from the
Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x),  inclusive,  of  Section 3.10(a)  and (z) any Net Swap
Payments  required to be made to the Swap Counterparty and Swap Termination  Payments not due to a Swap Counterparty  Trigger Event for
such Distribution Date.

         Balloon Loan:  Each of the Mortgage  Loans having an original  term to maturity that is shorter than the related  amortization term.

         Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly  Payment payable on the stated maturity date of such
Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis  Risk  Shortfalls:  With  respect  to  each  Class of  the  Class A  Certificates,  Class M  Certificates  and  Class  B
Certificates,  and any Distribution Date, the sum of (a) with respect to any Distribution Date on which the Net WAC Cap Rate is used to determine  the  Pass-Through  Rate of such Class,  an amount  equal to the excess of  (x) Accrued  Certificate  Interest for such Class calculated at a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date (which shall not exceed 14.000% per annum),  over  (y) Accrued  Certificate  Interest for such  Class calculated  using the Net WAC Cap Rate,  (b) any  shortfalls for such
Class calculated  pursuant to clause  (a) above  remaining  unpaid from prior  Distribution  Dates, and (c) one month's interest on the amount in clause  (b) (based  on the  number  of days  in the  preceding  Interest  Accrual  Period)  at a per annum  rate equal to the
Pass-Through Rate for such period.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day:  Any day other  than (i) a Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the State of
California,  the State of  Minnesota,  the State of Texas,  the State of New York or the State of  Illinois  (and such  other  state or states in which the  Custodial  Account or the  Certificate  Account are at the time  located)  are  required or  authorized  by law or executive order to be closed.

         Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time  periods in any given  year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

         Capitalization  Reimbursement  Amount:  With respect to any  Distribution  Date, the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage  Loans during the prior  calendar  month and reimbursed to the Master
Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii).

         Cash  Liquidation:  With respect to any  defaulted  Mortgage  Loan other than a Mortgage  Loan as to which an REO  Acquisition occurred,  a determination by the Master Servicer that it has received all Insurance Proceeds,  Liquidation Proceeds and other payments or cash  recoveries  which the Master  Servicer  reasonably  and in good faith expects to be finally  recoverable  with respect to such
Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M Certificate, Class B Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The account or accounts created and maintained pursuant to Section 4.01,  which shall be entitled "U.S.
Bank National  Association,  as trustee, in trust for the registered holders of Residential Asset Securities  Corporation,  Home Equity
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-KS5"  and  which  account  shall  be  held  for  the  benefit  of the
Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a  Disqualified  Organization  nor a  Non-United  States  Person  shall be a holder of a Class R  Certificate  for any  purpose hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any Certificate,  other than a Class R
Certificate,  registered in the name of the Depositor,  the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding  and the Percentage  Interest or Voting Rights  evidenced  thereby shall not be taken into account in determining whether the  requisite  amount of  Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction  has been obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall  reflect the rights of  Certificate  Owners as they may indirectly  exercise such rights  through the Depository and  participating  members  thereof,  except as otherwise  specified  herein;
provided,  however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate  Register.  Unless  otherwise  indicated in this Agreement,  the Custodial  Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders.

         Certificate Owner: With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a  Depository  Participant  acts as agent,  if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal Balance:  With respect to any Class A Certificate,  Class M Certificate or Class B Certificate,  on any
date of determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof,  minus  (ii) the sum of (x) the  aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the Certificate  Principal  Balance thereof  pursuant to  Section 4.02(c)  and (y) the aggregate of all reductions in Certificate  Principal  Balance  deemed to have occurred in connection  with Realized  Losses which were previously  allocated to such Certificate (or any predecessor  Certificate)  pursuant to Section 4.05;  provided,  that with respect to any Distribution  Date, the Certificate  Principal Balance of any outstanding Class of Class A  Certificates,  Class M  Certificates or
Class B  Certificates  (with respect to the Class A  Certificates,  on a pro rata basis based on the amount of Realized Loss previously allocated  thereto and remaining  unreimbursed)  to which a Realized Loss was  previously  allocated and remains  unreimbursed  will be increased,  to the extent of Realized  Losses  previously  allocated  thereto  and  remaining  unreimbursed,  but only to the extent of
Subsequent  Recoveries  received  during the  preceding  calendar  month.  With  respect to any  Class SB  Certificate,  on any date of determination,  an amount equal to the  Percentage  Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess,  if any, of (A) the then aggregate  Stated  Principal  Balance of the Mortgage  Loans over (B) the then  aggregate  Certificate
Principal Balance of the Class A  Certificates,  Class M Certificates and Class B  Certificates then outstanding,  which represents the sum of (i) the Initial  Principal  Balance of the REMIC II Regular Interest SB-PO, as reduced by Realized Losses allocated  thereto and payments  deemed made thereon,  and  (ii) accrued  and unpaid interest on the REMIC II  Regular  Interest SB-IO, as reduced by Realized
Losses allocated thereto.  The Class R Certificates will not have a Certificate Principal Balance.

         Certificate  Register  and  Certificate   Registrar:   The  register  maintained  and  the  registrar  appointed  pursuant  to
Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A  Certificates:   Collectively,  the  Class A-1  Certificates,   Class A-2  Certificates,  Class A-3  Certificates  and
Class A-4 Certificates.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the Principal Distribution Amount for that Distribution Date; and

                  (ii).....the  excess,  if any,  of (A) the  aggregate  Certificate  Principal  Balance  of the  Class A  Certificates
immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and
(2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
Date  and  (y) the  excess,  if any,  of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any one of the Class A-1  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class B Certificates,  Class SB
Certificates  and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set  forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-1 Margin:  Initially,  0.070% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.140% per annum.

         Class A-2  Certificate:  Any one of the Class A-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class B Certificates,  Class SB
Certificates  and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set  forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-2 Margin:  Initially,  0.110% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.220% per annum.

         Class A-3  Certificate:  Any one of the Class A-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class B Certificates,  Class SB
Certificates  and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set  forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-3 Margin:  Initially,  0.160% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.320% per annum.

         Class A-4  Certificate:  Any one of the Class A-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class B Certificates,  Class SB
Certificates  and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set  forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-4 Margin:  Initially,  0.260% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.520% per annum.

         Class B  Certificate:  Any one of the Class B  Certificates  executed  by the  Trustee and  authenticated  by the  Certificate
Registrar  substantially in the form annexed hereto as Exhibit B-2, senior to the Class SB  Certificates and Class R  Certificates with respect  to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an  interest designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions and (ii) the right to receive payments under the
Swap Agreement.

         Class B Margin:  Initially,  2.500% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible Optional Termination Date, 3.750% per annum.

         Class B Principal  Distribution  Amount:  With respect to any Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution Date after  distribution of the Class A Principal  Distribution  Amount and the Class M Principal  Distribution  Amount or
(b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution Amount and the Class M Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A Certificates
and Class M  Certificates  (after  taking  into  account  the  payment  of the Class A  Principal  Distribution  Amount and the Class M
Principal  Distribution  Amount for that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the Class B  Certificates
immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and
(2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M Certificates:  Collectively,  the Class M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4
Certificates,   Class M-5  Certificates,   Class M-6  Certificates,   Class M-7  Certificates,  Class M-8  Certificates  and  Class M-9
Certificates.

         Class M  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date,  the  sum of the  Class  M-1  Principal
Distribution  Amount,  Class M-2  Principal  Distribution  Amount,  Class  M-3  Principal  Distribution  Amount,  Class  M-4  Principal
Distribution  Amount,  Class M-5  Principal  Distribution  Amount,  Class  M-6  Principal  Distribution  Amount,  Class  M-7  Principal
Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount for that distribution date.

         Class M-1  Certificate:  Any one of the Class M-1  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-2  Certificates,  Class M-3  Certificates,
Class M-4 Certificates,  Class M-5  Certificates,  Class M-6 Certificates,  Class M-7 Certificates,  Class M-8 Certificates,  Class M-9
Certificates,  Class B  Certificates,  Class SB  Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement and (iii) the  obligation to pay the
Class IO Distribution Amount.

         Class M-1 Margin:  Initially,  0.280% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.420% per annum.

         Class M-1  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A  Principal  Distribution  Amount or (b) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal Distribution Amount; and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount for that Distribution Date) and (2)
the Certificate  Principal  Balance of the Class M-1  Certificates  immediately  prior to that Distribution Date over (B) the lesser of
(x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated
Principal  Balance  of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that  Distribution  Date,  over the
Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the Class M-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-3  Certificates,  Class M-4  Certificates,
Class M-5  Certificates,  Class M-6  Certificates,  Class M-7 Certificates,  Class M-8  Certificates,  Class M-9 Certificates,  Class B
Certificates,  Class SB  Certificates and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC
Provisions,  (ii) the right to receive  payments  under the Swap  Agreement and (iii) the  obligation to pay the Class IO  Distribution
Amount.

         Class M-2 Margin:  Initially,  0.300% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.450% per annum.

         Class M-2  Principal  Distribution  Amount:  With respect to any  Distribution  Date  (a) prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount and the Class M-1  Principal  Distribution
Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount and the
Class M-1  Principal  Distribution  Amount for that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the  Class M-2
Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination
Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-4  Certificates,  Class M-5  Certificates,
Class M-6  Certificates,  Class M-7  Certificates,  Class M-8  Certificates,  Class M-9  Certificates,  Class B Certificates,  Class SB
Certificates  and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set  forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-3 Margin:  Initially,  0.320% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.480% per annum.

         Class M-3  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution Amount
and the  Class M-2  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates,  Class M-1  Certificates  and  Class M-2  Certificates  (after  taking into account the payment of the Class A  Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount  and  the  Class M-2  Principal  Distribution  Amount  for  that
Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-3  Certificates  immediately  prior to that Distribution
Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
Date, over the Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-5  Certificates,  Class M-6  Certificates,
Class M-7  Certificates,  Class M-8  Certificates,  Class M-9  Certificates,  Class B  Certificates,  Class SB Certificates and Class R
Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III  for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-4 Margin:  Initially,  0.380% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.570% per annum.

         Class M-4  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2 Principal  Distribution Amount and the Class M-3 Principal  Distribution Amount or (b) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount, the Class M-2  Principal  Distribution  Amount and the
Class M-3 Principal Distribution Amount; and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates,  Class M-1 Certificates,  Class M-2 Certificates and Class M-3 Certificates (after taking into account the payment of the
Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount and
the Class M-3  Principal  Distribution  Amount for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-4
Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination
Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-6  Certificates,  Class M-7  Certificates,
Class M-8 Certificates,  Class M-9 Certificates,  Class B Certificates,  Class SB Certificates and Class R Certificates with respect to distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular  interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and
(iii) the obligation to pay the Class IO Distribution Amount.

         Class M-5 Margin:  Initially,  0.420% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.630% per annum.

         Class M-5  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2  Principal  Distribution  Amount, the Class M-3 Principal  Distribution  Amount and the Class M-4 Principal  Distribution
Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the
Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and
                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3 Certificates and Class M-4 Certificates (after taking into account the  payment of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the  Class M-2
Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount and the Class M-4 Principal  Distribution Amount for that
Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-5  Certificates  immediately  prior to that Distribution
Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
Date, over the Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-7  Certificates,  Class M-8  Certificates,
Class M-9  Certificates,  Class B  Certificates,  Class SB  Certificates and Class R Certificates with respect to distributions and the allocation of Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in
REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-6 Margin:  Initially,  0.500% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.750% per annum.

         Class M-6  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal Distribution Amount
and the  Class M-5  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the
Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount and the Class M-5 Principal Distribution Amount;
and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates,   Class M-1  Certificates,   Class M-2  Certificates,   Class M-3  Certificates,  Class M-4  Certificates  and  Class M-5
Certificates  (after  taking  into  account  the  payment  of the  Class A  Principal  Distribution  Amount,  the  Class M-1  Principal
Distribution  Amount,  the  Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution  Amount,  the Class M-4
Principal  Distribution  Amount and the Class M-5  Principal  Distribution  Amount for that Distribution Date) and (2) the  Certificate
Principal Balance of the Class M-6  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of
(1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the
Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-8  Certificates,  Class M-9  Certificates,
Class B  Certificates,  Class SB  Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized
Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to  receive  payments  under the Swap  Agreement  and (iii) the  obligation  to pay the Class IO
Distribution Amount.

         Class M-7 Margin:  Initially,  1.000% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 1.500% per annum.

         Class M-7  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution  Amount, the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution  Amount and the Class M-6  Principal  Distribution Amount or (b) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the
Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal Distribution Amount and
the Class M-6 Principal Distribution Amount; and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates,  Class M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates
and  Class M-6  Certificates  (after  taking into  account the payment of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution  Amount,  the
Class M-4 Principal  Distribution Amount, the Class M-5 Principal  Distribution Amount and the Class M-6 Principal  Distribution Amount
for that  Distribution  Date) and (2) the  Certificate  Principal  Balance  of the  Class M-7  Certificates  immediately  prior to that
Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-8  Certificate:  Any one of the Class M-8  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit B-1,  senior to the  Class M-9  Certificates,  Class B  Certificates,
Class SB  Certificates and Class R  Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-8 Margin:  Initially,  1.100% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 1.650% per annum.

         Class M-8  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution  Amount, the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution Amount,  Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution
Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the
Class M-3 Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution Amount,
Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount; and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates,  Class M-1 Certificates,  Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates,
Class M-6  Certificates  and  Class M-7  Certificates  (after  taking into  account the payment of the Class A  Principal  Distribution
Amount,  the  Class M-1  Principal   Distribution  Amount,  the  Class M-2  Principal  Distribution  Amount,  the  Class M-3  Principal
Distribution  Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal  Distribution  Amount,  Class M-6 Principal
Distribution  Amount and the Class M-7  Principal  Distribution  Amount for that Distribution  Date) and (2) the Certificate  Principal
Balance of the Class M-8  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the
Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-9  Certificate:  Any one of the Class M-9  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit B-1,  senior to the Class B  Certificates,  Class SB  Certificates  and
Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing
(i) an interest  designated  as a "regular  interest" in  REMIC III  for  purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-9 Margin:  Initially,  2.150% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 3.225% per annum.

         Class M-9  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution  Amount, the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution Amount,  Class M-6 Principal  Distribution  Amount, the Class M-7 Principal  Distribution
Amount and the  Class M-8  Principal  Distribution  Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the
Class M-3 Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution Amount,
Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount; and

                  (ii).....the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A
Certificates,  Class M-1 Certificates,  Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates,
Class M-6  Certificates,  Class M-7  Certificates  and  Class M-8  Certificates  (after  taking into account the payment of the Class A
Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the
Class M-3 Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution Amount,
Class M-6 Principal  Distribution Amount,  Class M-7 Principal  Distribution Amount and the Class M-8 Principal Distribution Amount for
that  Distribution  Date)  and  (2) the  Certificate  Principal  Balance  of the  Class M-9  Certificates  immediately  prior  to  that
Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class R  Certificate:  Any one of the Class R  Certificates  executed  by the  Trustee and  authenticated  by the  Certificate
Registrar  substantially in the form annexed hereto as Exhibit D and evidencing an interest  designated as a "residual interest" in the
REMICs for purposes of the REMIC  Provisions.  Component I of the Class R  Certificates  is  designated  as the sole class of "residual interest" in REMIC I, Component II of the Class R Certificates  is designated as the sole class of "residual  interest" in REMIC II and
Component III of the Class R Certificates is designated as the sole class of "residual interest" in REMIC III .

         Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially in the form annexed hereto as Exhibit C,  subordinate to the Class A  Certificates,  the Class M  Certificates
and the Class B Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  an interest  comprised  of "regular  interests"  in  REMIC III  together  with  certain  rights to payments  under the Swap
Agreements for purposes of the REMIC Provisions.

         Clearance System:  The Euroclear, Clearstream or both, as applicable.

         Clearstream:  Clearstream Banking, societe anonyme.

         Closing Date:  June 29, 2006.

         Code:  The Internal Revenue Code of 1986.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any  Distribution  Date,  any amount paid by the Master  Servicer in accordance  with
Section 3.16(f).

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this instrument is located at U.S.
Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107, Attn: Structured Finance/RASC 2006-KS5.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit Risk Management  Agreement:  The Credit Risk  Management  Agreement,  dated June 29, 2006,  between the Master Servicer and the Credit Risk Manager.

         Credit Risk Manager:  Clayton Fixed Income Services Inc.,  formerly known as The Murrayhill  Company, a Colorado  corporation, its successors and assigns.

         Credit Risk Manager Fee:  With respect to any Mortgage  Loan and  Distribution  Date,  the premium  payable to the Credit Risk
Manager at the Credit Risk Manager Fee Rate  multiplied  by the Stated  Principal  Balance of such Mortgage Loan as of the first day of the related Due Period,  divided by 12. With respect to each Mortgage  Loan,  the Credit Risk Manager Fee will be paid monthly from the related Mortgage Rate in accordance with this Agreement.

         Credit Risk Manager Fee Rate: With respect to any Distribution Date, a rate equal to 0.0125% per annum.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The  custodial  account or accounts  created and  maintained  pursuant to  Section 3.07  in the name of a depository  institution,  as custodian  for the holders of the  Certificates,  for the holders of certain  other  interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the amounts set forth in Section 3.07  shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement that may be entered into among the  Depositor,  the Master  Servicer,  the Trustee and the
Custodian in substantially the form of Exhibit E hereto.

         Custodian:  Wells Fargo Bank, N.A., or any successor custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date:  June 1, 2006.

         Cut-off Date Balance:  $700,000,100.25
         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving effect to all  installments  of principal due on or prior  thereto (or due in the month of the Cut-off  Date),  whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage  Loan, a reduction in the scheduled  Monthly  Payment for such Mortgage
Loan by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

         Defaulting Party: As defined in the Swap Agreement.

         Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation by a court of competent  jurisdiction  of the Mortgaged
Property  in an amount  less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Definitive Class B Certificate:  Any Definitive Regulation S Class B Certificate or Definitive U.S. Class B Certificate.

         Definitive  Regulation  S Class B  Certificate:  As defined in  Section 5.01(b).  A form of  Definitive  Regulation S  Class B
Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         Definitive U.S. Class B Certificate:  As defined in  Section 5.01(b).  A form of Definitive  U.S. Class B Certificate  will be issued substantially in the form attached as Exhibit B-2 hereto.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is considered  to be: "30 to 59 days" or "30 or  more days"  delinquent  when a payment due on any  scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;
"60 to  89 days" or "60 or  more days"  delinquent  when a payment  due on any  scheduled  due date  remains  unpaid as of the close of business on the second  following  monthly  scheduled due date; and so on. The  determination  as to whether a Mortgage Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business  on August 31 would then be  considered  to be 30 to 59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the close of  business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The  Depository  Trust  Company,  or any  successor  Depository  hereafter  named.  The  nominee  of the  initial
Depository for purposes of registering  those  Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository shall at all times be a "clearing  corporation"  as defined in  Section 8-102(a)(5)  of the Uniform  Commercial Code of the State of New York
and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination  Date:  With  respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a Business  Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified  Organization:  Any organization defined as a "disqualified  organization" under  Section 860E(e)(5) of the Code, including,  if not otherwise included,  any of the following:  (i) the United States, any State or political  subdivision  thereof, any possession of the United States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation  if all of its  activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors  is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in Section 521 of the Code) which is exempt from the tax  imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on  unrelated  business taxable  income) and (iv) rural  electric and telephone  cooperatives  described in  Section 1381(a)(2)(C)  of the Code. A Disqualified
Organization  also  includes  any  "electing  large  partnership,"  as defined in  Section 775(a)  of the Code and any other  Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate by such
Person may cause any REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any  federal  tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership
Interest in a Class R  Certificate to such Person. The terms "United States," "State" and "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Compliance  Period.  The period ending on the 40th day after the later of the  conclusion of the offering of the
Class B Certificates and the Closing Date.

         Distribution  Date:  The 25th day of any  month  beginning  in July  2006 or,  if such  25th day is not a  Business  Day,  the
Business Day immediately following such 25th day.

         DTC Letter:  The Letter of  Representations,  dated June 28, 2006,  between the Trustee,  on behalf of the Trust Fund, and the
Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due Period on which the
Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Eligible  Account:  An  account  that  is any  of the  following:  (i)  maintained  with a  depository  institution  the  debt obligations  of which have been rated by each  Rating  Agency in its  highest  rating  available,  or (ii) an account or  accounts in a depository  institution in which such accounts are fully insured to the limits established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered  to the Trustee  and each Rating  Agency) the  registered  Holders of  Certificates  have a claim with respect to the funds in such  account or a  perfected  first  security  interest  against  any  collateral  (which  shall be limited to
Permitted  Investments)  securing  such funds  that is  superior  to claims of any other  depositors  or  creditors  of the  depository institution  with  which such  account is  maintained,  or (iii) in the case of the  Custodial  Account,  a trust  account or  accounts maintained in the corporate  trust  department of U.S. Bank National  Association,  or (iv) in the case of the Certificate  Account,  a trust account or accounts maintained in the corporate trust division of U.S. Bank National  Association,  or (v) an account or accounts of a depository  institution  acceptable  to each Rating  Agency (as  evidenced  in writing by each Rating  Agency that use of any such account as the Custodial  Account or the Certificate  Account will not reduce the rating assigned to any Class of  Certificates by such
Rating Agency below the then-current rating assigned to such Certificates by such Rating Agency).

         Eligible Master Servicing  Compensation:  With respect to any Distribution  Date, the lesser of  (a) one-twelfth  of 0.125% of the Stated  Principal  Balance of the related  Mortgage  Loans  immediately  preceding  such  Distribution  Date and (b) the sum of the
Servicing  Fee and all income and gain on  amounts  held in the  Custodial  Account  and the  Certificate  Account  and  payable to the
Certificateholders  with respect to such Distribution  Date;  provided that for purposes of this definition the amount of the Servicing
Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Euroclear:  Euroclear Bank S.A./N.V.

         Event of Default:  As defined in Section 7.01.

         Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the  Available
Distribution  Amount for that  Distribution Date over (ii) the sum of (a) the Interest  Distribution  Amount for that Distribution Date and (b) the lesser of (1) the aggregate  Certificate  Principal Balance of Class A  Certificates,  the Class M Certificates and Class B
Certificates  immediately prior to such  Distribution  Date and (2) the  Principal  Remittance Amount for that Distribution Date to the extent not applied to pay interest on the Class A  Certificates,  Class M  Certificates and Class B  Certificates on such  Distribution
Date,  (B) the  Overcollateralization  Reduction  Amount,  if any, for that Distribution Date and (C) any Net Swap Payments received by the Trustee under the Swap Agreement for that Distribution Date and deposited in the Swap Account pursuant to Section 4.10(c).

         Excess   Overcollateralization   Amount:   With  respect  to  any   Distribution   Date,  the  excess,   if  any,  of  (a) the
Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exchange  Date:  The date on which all Temporary  Regulation S Global Class B  Certificates  have been exchanged for Permanent
Regulation S Class B Certificates.

         Expense  Fee  Rate:  With  respect  to any  Mortgage  Loan as of any  date  of  determination,  the sum of the (i)  applicable
Servicing Fee Rate,  (ii) the per annum rate at which the  applicable  Subservicing  Fee accrues and (iii) and the related  Credit Risk
Manager Fee Rate.

         Fannie Mae:  Fannie Mae, a federally  chartered  and privately  owned  corporation  organized  and existing  under the Federal
National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date: The Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant  to  Section 9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day  liquidation  period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for purposes of the face of the  Certificates,  as follows:  with respect to the
Class A-1  Certificates,  the Distribution Date occurring in December 2026; with respect to the Class A-2 Certificates the Distribution
Date occurring in June 2030;  with respect to the Class A-3  Certificates the Distribution Date occurring in May 2035; and with respect to the Class A-4  Certificates,  Class M  Certificates and the Class B  Certificates,  the Distribution Date occurring in July 2036. No event of  default  under  this  Agreement  will  arise or  become  applicable  solely by reason of the  failure  to retire  the  entire
Certificate  Principal  Balance of any Class of Class A  Certificates,  Class M  Certificates or Class B  Certificates on or before its
Final Scheduled Distribution Date.

         Fixed Swap  Payment:  With respect to any  Distribution  Date on or prior to the  distribution  date in August 2011, an amount equal to the product of (x) a fixed rate equal to 5.44% per annum,  (y) the Swap Agreement  Notional Balance for that Distribution Date and (z) a fraction,  the  numerator  of which is (a) 26 for the  distribution  date in July 2006 and (b) 30 for any  distribution  date occurring after the distribution date in July 2006, and the denominator of which is 360.

         Floating Swap Payment:  With respect to any Distribution  Date on or prior to the Distribution  Date in August 2011, an amount equal to the product of (x) Swap LIBOR, (y) the Swap Agreement  Notional  Balance for that  Distribution  Date and (z) a fraction,  the numerator  of which is equal to the number  of days  in the  related  calculation  period as  provided  in the Swap  Agreement  and the denominator of which is 360.

         Foreclosure  Profits:  With respect to any Distribution Date or related  Determination Date and any Mortgage Loan, the excess, if any,  of  Liquidation  Proceeds,  Insurance  Proceeds  and REO  Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant to
Section 3.10(a)(ii))  in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition  occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO  Disposition,  in  accordance  with  Section 3.14)  plus  accrued  and unpaid  interest at the  Mortgage  Rate on such unpaid principal  balance from the Due Date to which  interest  was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Freddie Mac:  Freddie  Mac, a corporate  instrumentality  of the United  States  created and  existing  under Title III of the
Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Global  Class B  Certificate:  A  Regulation  S Global  Class B  Certificate  or a Rule 144A Global  Class B  Certificate,  as
applicable.

         Gross Margin:  With respect to each  adjustable-rate  Mortgage  Loan, the fixed  percentage set forth in the related  Mortgage
Note and  indicated  on the  Mortgage  Loan  Schedule as the "NOTE  MARGIN,"  which  percentage  is added to the related  Index on each
Adjustment  Date to  determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the  Periodic  Cap, the Maximum
Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with  respect to any  specified  Person,  means such a Person  who (i) is in fact  independent  of the
Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct  financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not  connected  with the  Depositor,  the Master  Servicer or the  Trustee as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Index:  With respect to any  adjustable-rate  Mortgage  Loan and as to any  Adjustment  Date  therefor,  the related  index as stated in the related Mortgage Note.

         Initial  Certificate  Principal Balance:  With respect to each Class of  Certificates  (other than the Class R  Certificates), the  Certificate  Principal  Balance of such Class of  Certificates  as of the Closing Date as set forth in the  Preliminary  Statement hereto.

         Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance  Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the Mortgage,  any
Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures  that the Master Servicer would follow in servicing  mortgage loans held for its own account.

         Interest  Accrual  Period:  With respect to the  Distribution  Date in July 2006,  the period  commencing the Closing Date and ending on the day preceding the Distribution  Date in July 2006, and with respect to any Distribution  Date after the Distribution Date in July 2006, the period commencing on the Distribution  Date in the month  immediately  preceding the month in which such Distribution
Date occurs and ending on the day preceding such Distribution Date.

         Interest Distribution Amount:  For any Distribution Date, the amounts payable pursuant to Section 4.02(c)(i) and (ii).

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With respect to any Mortgage Loan, all amounts  received  during any Due Period,  whether as late payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of
Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank  offered rate  quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR  Business  Day:  Any day other  than (i) a Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,
England are required or authorized by law to be closed.

         LIBOR Certificates:  Collectively, the Class A Certificates, Class M Certificates and Class B Certificates.

         LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR Business Day immediately  preceding the commencement of the related Interest Accrual Period.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds) received by the Master Servicer in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio:  As of any date,  the  fraction,  expressed  as a  percentage,  the  numerator  of which is the  current principal  balance of the related  Mortgage Loan at the date of  determination  and the  denominator of which is the Appraised Value of the related Mortgaged Property.

         Margin:  The Class A-1 Margin,  Class A-2  Margin,  Class A-3 Margin,  Class A-4 Margin,  Class M-1 Margin,  Class M-2 Margin,
Class M-3  Margin,  Class M-4 Margin,  Class M-5 Margin,  Class M-6  Margin,  Class M-7 Margin,  Class M-8 Margin,  Class M-9 Margin or
Class B Margin, as applicable.

         Marker Rate:  With respect to the Class SB  Certificates or REMIC III  Regular  Interest SB-IO and any  Distribution  Date, in
relation to the REMIC II  Regular  Interests  LT1, LT2,  LT3, and LT4, a per annum rate equal to two (2) times the weighted  average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interest LT2 and REMIC II Regular Interest LT3.

         Master Servicer:  As defined in the preamble hereto.

         Maturity  Date:  With respect to each Class of  Certificates  representing  ownership of regular  interests or  Uncertificated
Regular  Interest  issued by each of REMIC I,  REMIC II  and  REMIC III  the latest  possible  maturity  date,  solely for  purposes of
Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular  interest,  July 25,  2036, which is the Distribution Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         Maximum  Mortgage Rate: With respect to any  adjustable-rate  Mortgage Loan, the per annum rate indicated on the Mortgage Loan
Schedule as the "NOTE  CEILING,"  which rate is the maximum  interest  rate that may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

         MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of
Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         Minimum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of (i) the
Note Margin and (ii) the rate  indicated  on the Mortgage  Loan  Schedule as the "NOTE  FLOOR,"  which rate may be  applicable  to such
Mortgage Loan at any time during the life of such Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Net  Mortgage  Rate:  With respect to any  Mortgage  Loan that is the subject of a Servicing  Modification,  the Net
Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO  Property)  and the Due Date in any Due Period,  the
payment of principal  and interest due thereon in accordance  with the  amortization  schedule at the time  applicable  thereto  (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction  of the  interest  rate on such
Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successors in interest.

         Mortgage:  With respect to each Mortgage Note, the mortgage,  deed of trust or other  comparable  instrument  creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File:  The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans  originally so held being  identified in the initial
Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the Trust Fund  including,  without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage  Loan  Schedule:  The lists of the  Mortgage  Loans  attached  hereto as  Exhibit F  (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following  information as to each Mortgage Loan:

                  (i)......the Mortgage Loan identifying number ("RFC LOAN #");

                  (ii).....[reserved];

                  (iii)....the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

                  (iv).....for the adjustable-rate Mortgage Loans, the Mortgage Rate as of origination ("ORIG RATE");

                  (v)......the Mortgage Rate as of the Cut-off Date ("CURR RATE");

                  (vi).....the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                  (vii)....the scheduled  monthly  payment of principal,  if any, and interest as of the Cut-off Date ("ORIGINAL P & I"
or "CURRENT P & I");

                  (viii)...the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                  (ix).....the Loan-to-Value Ratio at origination ("LTV");

                  (x)......a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

                  (xi).....a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is  secured by a  non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

                  (xii)....for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

                  (xiii)...for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

                  (xiv)....for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

                  (xv).....for the adjustable-rate Mortgage Loans, the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT");

                  (xvi)....for the adjustable-rate Mortgage Loans, the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

                  (xvii)...[reserved]; and

                  (xviii)..for the  adjustable-rate  Mortgage  Loans,  the  rounding of the  semi-annual  or annual  adjustment  to the
Mortgage Rate ("NOTE METHOD").

         Such schedules may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Note:  The originally  executed note or other evidence of  indebtedness  evidencing the  indebtedness  of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage Loan, the interest rate borne by the related  Mortgage Note, or any  modification thereto other than a Servicing  Modification.  The Mortgage Rate on the  adjustable-rate  Mortgage Loans will adjust on each Adjustment
Date to equal the sum (rounded to the nearest  multiple of  one-eighth of one percent  (0.125%) or up to the nearest  one-eighth of one percent,  which are  indicated  by a "U" on the  Mortgage  Loan  Schedule,  except in the case of the  adjustable-rate  Mortgage  Loans indicated by an "X" on the Mortgage  Loan  Schedule  under the heading "NOTE  METHOD"),  of the related Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net  Mortgage  Rate:  With  respect  to any  Mortgage  Loan as of any date of  determination,  a per annum  rate  equal to the
Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the
Swap Agreement by either the Swap  Counterparty or the Trustee,  on behalf of the Trust,  which net payment shall not take into account any Swap Termination Payment.

         Net WAC Cap Rate:  With  respect to any  Distribution  Date,  a per annum  rate  (which  will not be less than zero)  equal to
(i) the  product of (a) the  weighted  average of the Net Mortgage  Rates (or, if applicable,  the Modified Net Mortgage  Rates) on the
Mortgage  Loans using the Net  Mortgage  Rates in effect for the Monthly  Payments  due on such  Mortgage  Loans during the related Due
Period,  weighted on the basis of the respective  Stated  Principal  Balances  thereof for such  Distribution  Date, and (b) a fraction expressed  as  percentage,  the  numerator  of which is 30 and the  denominator  of which is the actual  number  of days in the related
Interest  Accrual Period minus (ii) the  product of (a) a fraction  expressed as a percentage,  the numerator of which is the amount of any Net Swap Payments or Swap  Termination  Payment not due to a Swap  Counterparty  Trigger Event owed to the Swap  Counterparty as of such  Distribution  Date and the  denominator  of which is the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans for such
Distribution  Date,  and (b) a  fraction  expressed as  percentage,  the numerator of which is 360 and the  denominator of which is the actual number of days in the related Interest Accrual Period.

         Non-Permitted  Holder:  A Holder or Beneficial  Owner of an interest in a Global Class B Certificate  or a Definitive  Class B
Certificate  that is a United  States  Person and (i) with respect to a Global Class B  Certificate,  is not a Qualified  Institutional
Buyer and that  becomes  the  Beneficial  Owner of an  interest  in a Rule 144A  Global  Class B  Certificate,  (ii) with  respect to a
Definitive  U.S. Class B Certificate,  is not (x) a Qualified  Institutional  Buyer or (y) an Accredited  Investor and that becomes the
Beneficial  Owner of an interest in a Definitive  U.S.  Class B  Certificate  or (iii) does not have an exemption  available  under the
Securities Act.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance
Proceeds,  Liquidation  Proceeds or REO  Proceeds.  To the extent  that any  Mortgagor  is not  obligated  under the  related  Mortgage documents to pay or reimburse any portion of any Servicing  Advances that are outstanding  with respect to the related Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer,  which  forgives  amounts  which the Master  Servicer  or
Subservicer had previously  advanced,  and the Master Servicer  determines  that no other source of payment or  reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable  Advances.  The determination by the Master
Servicer that it has made a Nonrecoverable  Advance shall be evidenced by a certificate of a Servicing Officer,  Responsible Officer or
Vice President or its  equivalent or senior officer of the Master  Servicer,  delivered to the Depositor,  the Trustee,  and the Master
Servicer setting forth such  determination,  which shall include any other  information or reports obtained by the Master Servicer such as  property  operating  statements,  rent  rolls,  property  inspection  reports  and  engineering  reports,  which may  support  such determinations.  Notwithstanding  the above,  the Trustee shall be entitled to rely upon any  determination by the Master Servicer that any Advance  previously made is a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would  constitute a Nonrecoverable
Advance.

         Nonsubserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a  Subservicing
Agreement.

         Non-United States Person:  A Person who is not a United States Person.

         Note Margin:  With respect to each  adjustable-rate  Mortgage  Loan, the fixed  percentage  set forth in the related  Mortgage
Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the Index on each  Adjustment Date to determine  (subject to rounding in accordance  with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the
Minimum Mortgage Rate) the interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.
         Officers'  Certificate:  A certificate  signed by the Chairman of the Board, the President,  a Vice President,  Assistant Vice
President,  Director,  Managing  Director,  the  Treasurer,  the  Secretary,  an Assistant  Treasurer or an Assistant  Secretary of the
Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master  Servicer,  who may be counsel for the  Depositor  or the Master  Servicer,  provided  that any opinion of counsel  (i)  referred to in the  definition  of  "Disqualified
Organization"  or (ii) relating to the  qualification  of any REMIC hereunder as a REMIC or compliance with the REMIC  Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Optional  Termination  Date:  Any  Distribution  Date on or after which the Stated  Principal  Balance (after giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage Loan:  With respect to the Due Date in any Due Period,  a Mortgage Loan (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO  Disposition  and that was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the  excess,  if any, of (a) the  aggregate  Stated
Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over
(b)  the  aggregate  Certificate  Principal  Balance  of the  Class A  Certificates,  Class M  Certificates  and  Class B  Certificates
immediately prior to such date.

         Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess Cash Flow for that
Distribution  Date (to the extent not used to cover the  amounts  described  in clauses  (iv) and (v) of the  definition  of  Principal
Distribution  Amount as of such  Distribution  Date),  and (b) the  excess of (1) the  Required  Overcollateralization  Amount for such
Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the Excess  Overcollateralization
Amount  is,  after  taking  into  account  all other  distributions  to be made on such  Distribution  Date,  greater  than  zero,  the
Overcollateralization  Reduction  Amount  shall  be  equal  to the  lesser  of (i) the  Excess  Overcollateralization  Amount  for that
Distribution Date and (ii) the Principal Remittance Amount on such Distribution Date.

         Ownership  Interest:  With respect to any Certificate,  any ownership or security interest in such Certificate,  including any interest in such  Certificate as the Holder thereof and any other interest  therein,  whether direct or indirect,  legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate: With respect to each Class of Class A  Certificates,  Class M  Certificates  and Class B  Certificates and
any  Distribution  Date,  the  least of (i) a per annum  rate  equal to LIBOR  plus the  related  Margin  for such  Distribution  Date,
(ii) 14.000% per annum and (iii) the Net WAC Cap Rate for such Distribution Date.

         With respect to the Class SB  Certificates  or the REMIC III  Regular  Interest SB-IO and any  Distribution  Date, a per annum rate equal to the  percentage  equivalent  of a  fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through (iii) below, and the denominator of which is the aggregate  principal  balance of the REMIC II  Regular  Interests.
For purposes of  calculating  the  Pass-Through  Rate for the Class SB  Certificates  or the  REMIC III  Regular  Interest  SB-IO,  the
numerator is equal to the sum of the following components:

                  (i)......the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interest  LT1 minus the related  Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT1;

                  (ii).....the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interest  LT2 minus the related  Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2; and

                  (iii)....the Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT4 minus twice the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4.

         Paying Agent:  U.S. Bank National Association or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With respect to any Class A  Certificate,  Class M  Certificate or Class B  Certificate,  the undivided percentage  ownership interest in the related  Class evidenced by such Certificate,  which percentage ownership interest shall be equal to the Initial  Certificate  Principal  Balance thereof divided by the aggregate  Initial  Certificate  Principal Balance of all of the
Certificates  of the same Class.  The  Percentage  Interest  with respect to a Class SB  Certificate  or Class R  Certificate  shall be stated on the face thereof.

         Periodic  Cap:  With respect to each  adjustable-rate  Mortgage  Loan,  the periodic  rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

         Permanent  Regulation S Global Class B Certificate:  As defined in  Section 5.01(b).  A form of Permanent  Regulation S Global
Class B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         Permitted Investments:  One or more of the following:

                  (i) .....obligations  of or  guaranteed  as to  principal  and  interest  by  the  United  States  or any  agency  or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) ....repurchase  agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                  (iii) ...federal funds,  certificates of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than  90 days  and,  in the case of bankers'  acceptances,  shall in no event have an original  maturity of more than 365 days or a remaining  maturity of more than  30 days)  denominated  in United States  dollars of any
U.S. depository  institution or trust company  incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating  available;
and,  provided  further that, if the original  maturity of such  short-term  obligations of a domestic  branch of a foreign  depository institution or trust company shall exceed 30 days,  the short-term  rating of such institution  shall be A-1+ in the case of Standard &
Poor's if Standard & Poor's is a Rating Agency;

                  (iv) ....commercial paper and demand notes (having original  maturities of not more than 365 days) of any corporation incorporated  under the laws of the United States or any state thereof which on the date of  acquisition  has been rated by each Rating
Agency in its  highest  short term  rating  available;  provided  that such  commercial  paper and demand  notes shall have a remaining maturity of not more than 30 days;

                  (v) .....a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi) ....other  obligations  or  securities  that are  acceptable  to each Rating  Agency as a  Permitted  Investment hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency below the  then-current  rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided,  however, that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments  derived from obligations  underlying  such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating available  on  unsecured  long-term  debt shall  mean AAA in the case of  Standard  & Poor's  and Aaa in the case of  Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial paper and short-term debt obligations  shall mean the following:  A-1 in the case of Standard & Poor's and P-1 in the case of Moody's;  provided,  however,  that any Permitted  Investment  that is a short-term debt  obligation  rated A-1 by Standard & Poor's must satisfy the following  additional conditions:  (i) the total  amount of debt from A-1  issuers  must be  limited to the  investment  of monthly  principal  and  interest payments  (assuming fully  amortizing  collateral);  (ii) the total amount of A-1  investments  must not represent more than 20% of the aggregate outstanding  Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed  dollar  amount of  principal  due at maturity  that cannot  vary;  and (iv) if the investments  may be  liquidated  prior to their  maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate  index  plus a single  fixed  spread  (if any) and must move  proportionately  with that  index.  Any  Permitted
Investment may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States
Person.

         Person:  Any  individual,  corporation,  limited  liability  company,  partnership,  joint venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Prepayment  Assumption:  With  respect to the  Class A  Certificates,  Class M  Certificates  and  Class B  Certificates,  the
prepayment  assumption  to be used for  determining  the accrual of original  issue  discount  and premium and market  discount on such
Certificates for federal income tax purposes,  which (a) with respect to the fixed-rate  Mortgage Loans,  assumes a constant prepayment rate of one-tenth of 23% per annum of the then  outstanding  Stated  Principal  Balance of the  fixed-rate  Mortgage Loans in the first month of the life of such Mortgage Loans and an additional  one-tenth of 23% per annum in each month  thereafter until the tenth month, and beginning in the tenth month and in each month thereafter during the life of the fixed-rate  Mortgage Loans, a constant  prepayment rate of 23% per annum  each  month  ("23%  HEP") and (b) with  respect  to the  adjustable-rate  Mortgage  Loans  assumes a  prepayment assumption of 2% of the constant  prepayment  rate in month one,  increasing by  approximately  2.545% from month 2 until  month 12,  a constant  prepayment  rate of 30% from  month 12 to month  22, a  constant  prepayment  rate of 50% from  month 23 to month  27,  and a constant  prepayment  rate of 35%  thereafter,  used for  determining  the accrual of original  issue  discount  and premium and market discount on the Class A  Certificates,  Class M  Certificates and Class B  Certificates  for federal income tax purposes.  The constant prepayment rate assumes that the stated percentage of the outstanding  Stated Principal Balance of the  adjustable-rate  Mortgage Loans is prepaid over the course of a year.

         Prepayment  Interest  Shortfall:  With  respect to any  Distribution  Date and any Mortgage  Loan (other than a Mortgage  Loan relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment  in Full during the related  Prepayment  Period,  an amount  equal to the excess of one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan) on the Stated  Principal  Balance of such Mortgage Loan over the amount of interest  (adjusted to the related
Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment
Period to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar  month, an amount equal to one month's  interest at the related Net  Mortgage  Rate (or Modified Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the amount of such Curtailment.

         Prepayment Period:  With respect to any Distribution Date, the calendar month preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage guaranty  insurance as indicated by a numeric code on the Mortgage
Loan Schedule with the exception of code "A23," "A34" or "A96" under the column "MI CO CODE."

         Principal  Distribution  Amount:  With respect to any  Distribution  Date,  the lesser of (a) the  excess of (x) the Available
Distribution Amount over (y) the Interest Distribution Amount, and (b) the sum of:

                  (i)......the principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                  (ii).....the Stated  Principal  Balance of any Mortgage Loan  repurchased  during the related  Prepayment  Period (or deemed to have been so repurchased in accordance with Section 3.07(b))  pursuant to Section 2.02,  2.03, 2.04 or 4.07 and the amount of any  shortfall  deposited  in the  Custodial  Account in  connection  with the  substitution  of a Deleted  Mortgage  Loan  pursuant to
Section 2.03 or 2.04 during the related Prepayment Period;

                  (iii)....the  principal  portion of all other  unscheduled  collections,  other than  Subsequent  Recoveries,  on the
Mortgage Loans (including,  without limitation,  Principal Prepayments in Full, Curtailments,  Insurance Proceeds, Liquidation Proceeds
and REO  Proceeds)  received  during the related  Prepayment  Period (or deemed to have been so received) to the extent  applied by the
Master Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

                  (iv).....the lesser of (1) Subsequent  Recoveries  for such  Distribution  Date and (2) the principal  portion of any
Realized Losses allocated to any Class of Certificates on a prior Distribution Date and remaining unpaid;

                  (v)......the lesser of (1) the  Excess  Cash Flow for such  Distribution  Date (to the  extent not used  pursuant  to clause (iv) of this definition on such  Distribution  Date) and (2) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date; and

                  (vi).....the lesser of (1) the Excess  Cash Flow for that  Distribution  Date (to the  extent  not used  pursuant  to clauses  (iv) and (v) of this  definition  on such  Distribution  Date) and  (2) the  Overcollateralization  Increase  Amount  for such
Distribution Date;

minus

                  (vii)....(A) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal  Prepayment:  Any payment of principal or other  recovery on a Mortgage  Loan,  including a recovery  that takes the form of Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months  subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal  balance of a Mortgage
Loan.

         Principal  Remittance  Amount:  With respect to any Distribution  Date, all amounts  described in clauses (b)(i) through (iii)
of the definition of Principal Distribution Amount for that Distribution Date.

         Program Guide:  The AlterNet Seller Guide as incorporated  into the Residential  Funding Seller Guide for mortgage  collateral sellers that participate in Residential  Funding's AlterNet Mortgage Program,  and Residential  Funding's Servicing Guide and any other subservicing  arrangements  which Residential  Funding has arranged to accommodate the servicing of the Mortgage Loans and in each case all supplements and amendments thereto published by Residential Funding.

         Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise  purchased on any date pursuant to Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal  Balance thereof plus the principal  portion of any related  unreimbursed  Advances and (ii) unpaid accrued interest at either (a) the Adjusted Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) plus the rate per annum at which the Servicing Fee is calculated, or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) plus the Credit Risk Manager Fee Rate, in each case on the Stated  Principal  Balance  thereof to the first day of the month  following the month of purchase from the Due Date to which interest was last paid by the  Mortgagor.  With respect to any Mortgage Loan (or REO Property)  required to be or otherwise  purchased on any date  pursuant to  Section 4.08,  an amount equal to the greater of (i) the sum of (a) 100% of the Stated Principal Balance thereof plus the principal  portion of any related  unreimbursed
Advances of such  Mortgage  Loan (or REO  Property)  and (b) unpaid  accrued  interest  at either (1) the  Adjusted  Mortgage  Rate (or
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) plus the rate per annum at which the Servicing Fee is calculated, or (2) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated  Principal  Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the  Mortgagor,  and (ii) the fair market value of such Mortgage Loan (or
REO Property).

         Qualified Institutional Buyer: The meaning specified in Rule 144A under the Securities Act.

         Qualified  Substitute  Mortgage  Loan: A Mortgage  Loan  substituted  by  Residential  Funding or the  Depositor for a Deleted
Mortgage Loan which must, on the date of such  substitution,  as confirmed in an Officers'  Certificate  delivered to the Trustee,  (i)
have an  outstanding  principal  balance,  after  deduction  of the  principal  portion  of the  monthly  payment  due in the  month of substitution  (or in the case of a substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding principal  balance,  after such deduction),  not in excess of the Stated Principal  Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net  Mortgage  Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage  Rate, respectively,  of the  Deleted  Mortgage  Loan as of the  date  of  substitution;  (iii)  have a  Loan-to-Value  Ratio  at the  time of substitution  no higher than that of the  Deleted  Mortgage  Loan at the time of  substitution;  (iv) have a  remaining  term to stated
maturity  not  greater  than  (and not more  than one year  less  than)  that of the  Deleted  Mortgage  Loan;  (v)  comply  with  each representation  and  warranty set forth in Sections  2.03 and 2.04 hereof and  Section 4 of the  Assignment  Agreement  (other than the representations  and warranties set forth therein with respect to the number of loans  (including the related  percentage) in excess of zero  which  meet or do not  meet a  specified  criteria);  (vi)  not be  30 days  or more  Delinquent;  (vii)  not be  subject  to the requirements of HOEPA (as defined in the Assignment  Agreement);  (viii) have a policy of title insurance,  in the form and amount that is in material  compliance  with the Program  Guide,  that was effective as of the closing of such Mortgage Loan, is valid and binding, and remains in full force and effect,  unless the  Mortgage  Property is located in the State of Iowa where an  attorney's  certificate has been provided as described in the Program  Guide;  (ix) if the Deleted Loan is not a Balloon Loan,  not be a Balloon Loan; (x) with respect to adjustable rate Mortgage  Loans,  have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted  Mortgage Loan; (xi) with respect to adjustable  rate Mortgage Loans,  have a Note Margin not less than that of the
Deleted  Mortgage Loan;  (xii) with respect to adjustable  rate Mortgage  Loans,  have a Periodic Rate Cap that is equal to that of the
Deleted  Mortgage Loan; and (xiii) with respect to adjustable  rate Mortgage  Loans,  have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

         Rating  Agency:  Each of  Standard & Poor's and  Moody's.  If any agency or a  successor  is no longer in  existence,  "Rating
Agency" shall be such  statistical  credit rating agency,  or other  comparable  Person,  designated by the Depositor,  notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO Property) as to which a Cash  Liquidation or REO  Disposition  has occurred,  an amount (not less than zero) equal to (i) the Stated  Principal  Balance of the Mortgage  Loan (or REO Property) as of the
date of Cash Liquidation or REO Disposition,  plus (ii) interest (and REO Imputed  Interest,  if any) at the Net Mortgage Rate from the
Due Date as to which  interest  was last  paid or  advanced  to  Certificateholders  up to the last day of the  month in which the Cash
Liquidation (or REO Disposition)  occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property)  outstanding  during each Due Period that such  interest was not paid or advanced,  minus (iii) the  proceeds,  if any,  received  during the month in which such Cash  Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion  thereof  reimbursable  to the Master  Servicer or any  Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the Master  Servicer or Subservicer is entitled to  reimbursement thereunder  but which have not been  previously  reimbursed.  With  respect to each  Mortgage  Loan which is the subject of a Servicing
Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such Mortgage Loan was  reduced or (2) the sum of any other  amounts  owing under the  Mortgage  Loan that were  forgiven  and that  constitute  Servicing
Advances that are  reimbursable  to the Master  Servicer or a  Subservicer,  and (b) any such amount with respect to a Monthly  Payment that was or would have been due in the month immediately  following the month in which a Principal  Prepayment or the Purchase Price of such  Mortgage  Loan is received or is deemed to have been  received.  With respect to each  Mortgage Loan which has become the subject of a Deficient  Valuation,  the difference  between the principal  balance of the Mortgage Loan outstanding  immediately  prior to such
Deficient  Valuation  and the  principal  balance of the  Mortgage  Loan as reduced by the  Deficient  Valuation.  With respect to each
Mortgage  Loan which has become the object of a Debt  Service  Reduction,  the amount of such Debt Service  Reduction.  Notwithstanding the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master
Servicer  has  notified  the  Trustee in writing  that the Master  Servicer  is  diligently  pursuing  any  remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and either (A) the related Mortgage Loan is not in default  with regard to payments due  thereunder  or (B)  delinquent  payments of  principal  and interest  under the related
Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow  payments in respect of such
Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Realized Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC III  Regular Interest SB-IO in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid  interest shall have been reduced to zero and then to the REMIC III Regular Interest SB-PO in reduction of the Principal Balance thereof.

         To the extent the Master  Servicer  receives  Subsequent  Recoveries  with  respect to any  Mortgage  Loan,  the amount of the
Realized Loss with respect to that Mortgage Loan will be reduced to the extent such  recoveries  are applied to reduce the  Certificate
Principal Balance of any Class of Certificates on any Distribution Date.

         Record Date: With respect to each Distribution Date and the LIBOR  Certificates,  the Business Day immediately  preceding such
Distribution  Date. With respect to each  Distribution  Date and the  Certificates  (other than the LIBOR  Certificates),  the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Interest:  Any one of the regular interests in the REMICs.

         Regulation AB:  Subpart 229.1100 - Asset Backed  Securities  (Regulation AB),  17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Regulation S:  Regulation S promulgated under the Securities Act.

         Regulation S Global Class B  Certificate:  A Permanent  Regulation S Global Class B  Certificate  or a Temporary  Regulation S
Global Class B Certificate, as applicable.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans  resulting  from the Relief Act or similar  legislation or regulations.

         REMIC:  A "real estate  mortgage  investment  conduit"  within the meaning of  Section 860D  of the Code. As used herein,  the term "REMIC" shall mean REMIC I, REMIC II or REMIC III.

         REMIC  Administrator:  Residential  Funding  Corporation.  If Residential Funding Corporation is found by a court of competent jurisdiction  to no longer be able to fulfill its  obligations  as REMIC  Administrator  under this  Agreement  the Master  Servicer or
Trustee  acting as successor  Master  Servicer  shall  appoint a successor  REMIC  Administrator,  subject to  assumption  of the REMIC
Administrator obligations under this Agreement.

         REMIC Interest  Amount:  For any  Distribution  Date and each Class of  Class A  Certificates  and Class M  Certificates,  the
Accrued  Certificate  Interest  for such  Class reduced  by the portion  thereof  attributable  to the  excess,  if any, of the related
Pass-Through Rate for such Distribution Date over the related REMIC II Net WAC Rate for such Distribution Date.

         REMIC I:  The segregated pool of assets subject hereto (exclusive of the Swap Account and the Swap Agreement),  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of:

                  (i)......the Mortgage Loans and the related Mortgage Files;

                  (ii).....all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date (other than
Monthly  Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the Certificate  Account
and identified as belonging to the Trust Fund;

                  (iii)....property   which   secured  a  Mortgage   Loan  and  which  has  been   acquired  for  the  benefit  of  the
Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv).....the hazard insurance policies and Primary Insurance Policies pertaining to the Mortgage Loans, if any; and

                  (v) .....all proceeds of clauses (i) through (iv) above.

         REMIC I  Available  Distribution  Amount:  The Available  Distribution  Amount increased by the amount of any Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount:  For any Distribution  Date, the REMIC I Available  Distribution  Amount shall be distributed to
REMIC II in respect of the REMIC I Regular Interests and Component I the Class R in the following amounts and priority:

                  (a)......to REMIC I Regular Interest A-I and REMIC I Regular  Interest I-1-A  through I-44-B,  pro rata, in an amount equal to (A)  Uncertificated  Accrued  Interest for such REMIC I  Regular  Interests for such  Distribution  Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates; and

                  (b)......to the extent of amounts  remaining after the distributions  made pursuant to clause (a) above,  payments of principal shall be allocated as follows:  first, to REMIC I Regular  Interests I-1-A through I-44-B starting with the lowest  numerical denomination  until the Uncertificated  Principal Balance of each such REMIC I Regular Interest is reduced to zero,  provided that, for
REMIC I  Regular  Interests with the same numerical  denomination,  such payments of principal shall be allocated pro rata between such
REMIC I Regular  Interests and second,  to the extent of any  Overcollateralization  Reduction  Amount to REMIC I Regular  Interest A-I
until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero.

         REMIC I Interests:  The REMIC I Regular Interests and the Class R I Certificates.

         REMIC I Realized Losses:  All Realized Losses on the Mortgage Loans shall be allocated  first, on each  Distribution  Date, to
REMIC I  Regular  Interest  A-I until such  REMIC I  Regular  Interest  has been  reduced to zero.  Second,  Realized  Losses  shall be allocated to REMIC I Regular Interest I-1-A through REMIC I Regular Interest  I-42-B,  starting with the lowest numerical  denomination until such REMIC I  Regular  Interest has been reduced to zero,  provided that, for REMIC I  Regular  Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I Regular Interest.  Any of the separate  non-certificated  beneficial  ownership  interests in REMIC I issued hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular Interest shall accrue interest at the related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an  aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the  Preliminary
Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Regular  Interest  A-I: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II:  The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Available  Distribution  Amount:  For any Distribution Date, the amount distributed from REMIC I to REMIC II on such
Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II  Distribution  Amount: For any Distribution Date, the REMIC II Available  Distribution Amount shall be distributed to
REMIC III in respect of the REMIC II  Regular  Interests and  Component II of the Class R  Certificates  in the  following  amounts and priority:

                  (a)......to REMIC II  Regular  Interest LT-IO,  in an amount equal to (i)  Uncertificated  Accrued  Interest for such
REMIC II  Regular  Interest  for such  Distribution  Date,  plus (ii) any amounts in respect  thereof  remaining  unpaid from  previous
Distribution Dates;

                  (b)......to the extent of amounts  remaining after the  distributions  made pursuant to clause (a) above, to REMIC II
Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro  rata,  in an amount  equal to (i) their  Uncertificated  Accrued  Interest  for such
Distribution Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (c)......to the extent of amounts remaining after the distributions made pursuant to clauses (a) and (b) above:

                                            (i)      to  REMIC I  Regular  Interests  LT2,  LT3 and  LT4,  their  respective  Principal
                           Distribution Amounts;

                                            (ii)     to REMIC I Regular Interest LT1 any remainder until the  Uncertificated  Principal
                           Balance thereof is reduced to zero;

                                            (iii)    any remainder to REMIC II  Regular  Interests LT2, LT3 and LT4, pro rata according to their respective  Uncertificated  Principal Balances as reduced by the distributions deemed made pursuant to (i) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                  (d)......to the extent of amounts remaining after the distributions made pursuant to clauses (a) through (c) above:

                                            (i)      first,  to each of the  REMIC II  Regular  Interests,  pro rata  according  to the amount of unreimbursed  Realized Losses  allocable to principal  previously  allocated to each such REMIC II
                           Regular  Interest,  the aggregate  amount of any  distributions to the Certificates as reimbursement of such
                           Realized Losses on such Distribution  Date pursuant to clause (ix) in  Section 4.02(c);  provided,  however, that any amounts distributed pursuant to this paragraph (d)(i) of this definition of "REMIC II  Distribution
                           Amount" shall not cause a reduction in the Uncertificated  Principal Balances of any of the REMIC II Regular
                           Interests; and

                                            (ii)     second, to Component III of the Class R Certificates, any remaining amount.

         REMIC II Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted  average of (x) with respect to REMIC I Regular Interests ending with the designation "B," the weighted average of the Uncertificated  REMIC I  Pass-Through
Rates for such REMIC I  Regular  Interests,  weighted on the basis of the  Uncertificated  Principal  Balance of such  REMIC I  Regular
Interests for each such Distribution  Date, (y) with respect to REMIC I Regular Interest A-I, the Uncertificated  REMIC I  Pass-Through
Rate for such REMIC I Regular  Interest,  and (z) with respect to REMIC I Regular  Interests  ending with the designation "A," for each
Distribution  Date listed below,  the weighted  average of the rates listed below for each such REMIC I Regular  Interest listed below, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
        1          I-1-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-2-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
        3          I-3-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
        4          I-4-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
        5          I-5-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
        6          I-6-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
        7          I-7-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
        8          I-8-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
        9          I-9-A through I-61-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       10          I-10-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       11          I-11-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       12          I-12-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       13          I-13-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       14          I-14-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       15          I-15-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       16          I-16-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       17          I-17-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       18          I-18-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       19          I-19-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       20          I-20-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       21          I-21-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       22          I-22-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       23          I-23-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       24          I-24-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       25          I-25-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       26          I-26-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       27          I-27-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       28          I-28-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       29          I-29-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       30          I-30-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       31          I-31-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       32          I-32-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       33          I-33-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       34          I-34-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       35          I-35-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       36          I-36-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       37          I-37-A through I-44-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       38          I-38-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       39          I-39-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       40          I-40-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
       41          I-41-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate
       42          I-42-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate
       43          I-43-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate
       44          I-44-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-43-A             Uncertificated REMIC I Pass-Through Rate
       45          I-45-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate
       46          I-46-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate
       47          I-47-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate
       48          I-48-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate
       49          I-49-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate
       50          I-50-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-49-A             Uncertificated REMIC I Pass-Through Rate
       51          I-51-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-50-A             Uncertificated REMIC I Pass-Through Rate
       52          I-52-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-51-A             Uncertificated REMIC I Pass-Through Rate
       53          I-53-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-52-A             Uncertificated REMIC I Pass-Through Rate
       54          I-54-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-53-A             Uncertificated REMIC I Pass-Through Rate
       55          I-55-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-54-A             Uncertificated REMIC I Pass-Through Rate
       56          I-56-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-55-A             Uncertificated REMIC I Pass-Through Rate
       57          I-57-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-56-A             Uncertificated REMIC I Pass-Through Rate
       58          I-58-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-57-A             Uncertificated REMIC I Pass-Through Rate
       59          I-59-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-58-A             Uncertificated REMIC I Pass-Through Rate
       60          I-60-A through I-61-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-59-A             Uncertificated REMIC I Pass-Through Rate
       61          I-61-A                           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-60-A             Uncertificated REMIC I Pass-Through Rate
   Thereafter      I-1-A through I-61-A             Uncertificated REMIC I Pass-Through Rate

         REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the  principal  balances  of the
REMIC II Regular Interests LT1, LT2, LT3 and LT4,  respectively will be reduced on such Distribution Date by the allocation of Realized
Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the principal balance of the REMIC II Regular Interest LT1 after distributions on the prior Distribution Date.

         Y2 =     the principal balance of the REMIC II Regular Interest LT2 after distributions on the prior Distribution Date.

         Y3 =     the principal balance of the REMIC II Regular Interest LT3 after distributions on the prior Distribution Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior  Distribution  Date
                  (note:  Y3 = Y4).

         (DELTA)Y1 =       the REMIC II Regular Interest LT1 Principal Reduction Amount.

         (DELTA)Y2 =       the REMIC II Regular Interest LT2 Principal Reduction Amount.

         (DELTA)Y3 =       the REMIC II Regular Interest LT3 Principal Reduction Amount.

         (DELTA)Y4 =       the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after  distributions  and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal balance of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 after  distributions and the allocation of Realized Losses to be made on such Distribution Date.

         (DELTA)P =        P0 - P1 = the aggregate of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

              =   the aggregate of the principal portions of Realized Losses to be allocated to, and the principal  distributions to be made on, the Certificates on such  Distribution  Date (including  distributions of accrued and unpaid interest on the
                  Class SB Certificates for prior Distribution Dates).

         R0 =     the REMIC II Net WAC Rate (stated as a monthly rate) after giving effect to amounts  distributed  and Realized Losses allocated on the prior Distribution Date.

         R1 =     the REMIC II Net WAC Rate (stated as a monthly  rate) after giving effect to amounts to be  distributed  and Realized
                  Losses to be allocated on such Distribution Date.

         (alpha) =         (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing  Date for use on the first  Distribution  Date shall be 0.0001.

         (gamma)0 =        the lesser of (A) the sum for all Classes of Certificates other than the Class SB  Certificates and Class IO
                  Certificates  of the product for each  Class of  (i) the monthly  interest  rate (as limited by the  REMIC II Net WAC
                  Rate, if applicable) for such  Class applicable  for  distributions to be made on such Distribution Date and (ii) the aggregate Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

         (gamma)1 =        the lesser of (A) the sum for all Classes of Certificates other than the Class SB  Certificates and Class IO
                  Certificates  of the product for each  Class of  (i) the monthly  interest  rate (as limited by the  REMIC II Net WAC
                  Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding  Distribution Date and (ii) the  aggregate  Certificate  Principal  Balance for such  Class after  distributions  and the  allocation of
                  Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - Y3 - Y4;
         (DELTA)Y2 = (a/2){(a0R1 - a1R0)/R0R1};
         (DELTA)Y3 = (a(DELTA)P - (DELTA)Y2; and
         (DELTA)Y4 = (DELTA)Y3.
if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:
         (1)      If (DELTA)Y2, as so determined, is negative, then
         (DELTA)Y2 = 0
         (DELTA)Y3 = a{a1R0P0 - a0R1P1}/{a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
         (2)      If (DELTA)Y3, as so determined, is negative, then
         (DELTA)Y3 = 0;
         (DELTA)Y2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 - a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
         REMIC II  Realized  Losses:  Realized  Losses on the Mortgage  Loans shall be allocated to the REMIC II  Regular  Interests as follows.  The interest  portion of Realized Losses on the Mortgage Loans, if any, shall be allocated among REMIC II  Regular  Interests
LT1,  LT2 and LT4,  pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence shall be treated as a principal portion of Realized  Losses not  attributable to any specific  Mortgage Loan and allocated  pursuant to the succeeding  sentences.  The principal  portion of Realized Losses with respect to Mortgage Loans shall be allocated to the REMIC II  Regular  Interests as follows:
first, to REMIC II Regular Interests LT2, LT3 and LT4, pro-rata according to their respective  REMIC II Principal  Reduction Amounts to the extent  thereof in  reduction  of the  Uncertificated  Principal  Balance of such  REMIC II  Regular  Interests  and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to REMIC II Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II  Regular  Interests:  REMIC II Regular  Interest LT1,  REMIC II Regular Interest LT2,  REMIC II Regular Interest LT3,
REMIC II Regular Interest LT4 and REMIC II Regular Interest LT-IO.

         REMIC II  Regular  Interest LT1: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT1 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT1 on such Distribution Date.

         REMIC II  Regular  Interest LT2: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT2 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT2 on such Distribution Date.

         REMIC II  Regular  Interest LT3: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT3 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT3 on such Distribution Date.

         REMIC II  Regular  Interest LT4: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT4 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT4 on such Distribution Date.

         REMIC II  Regular  Interest LT-IO: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has no initial principal  balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate on its  Uncertificated  Notional
Amount, and that has such other terms as are described herein.

         REMIC III:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with  respect to which a separate  REMIC  election  is to be made,  consisting  of the  REMIC II  Regular
Interests.

         REMIC III  Available  Distribution  Amount:  For any Distribution  Date, the amount  distributed from REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III  Distribution  Amount:  For any  Distribution  Date,  the REMIC III  Available  Distribution  Amount shall be deemed distributed to Class A, Class M and Class SB  Certificates  in respect of the portion of such  Certificates  representing  ownership of
REMIC III Regular Interests and Component III of the Class R Certificates in the following amounts and priority:

         (i)      to the Class SB  Certificateholders  in respect of the REMIC III Regular Interest IO, the amount  distributable  with respect to such  REMIC III  Regular  Interest as  described  in the  Preliminary  Statement,  being paid from and in  reduction  of the
REMIC III Available Distribution Amount for such Distribution Date;

         (ii)     to the Class A Certificateholders,  the Accrued Certificate Interest payable on the Class A Certificates with respect to such  Distribution  Date,  plus any  related  amounts  accrued  pursuant  to this  clause (i) but  remaining  unpaid  from any prior
Distribution Date, being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (iii)    to the Class M Certificateholders,  from the amount, if any, of the Available Distribution Amount remaining after the foregoing  distributions,  Accrued  Certificate  Interest payable on the Class M Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (ii) but remaining unpaid from any prior Distribution Date,  sequentially,  to the Class M-1 Certificateholders,  Class M-2 Certificateholders,  Class M-3 Certificateholders, Class M-4 Certificateholders, Class M-5
Certificateholders,   Class  M-6  Certificateholders,  Class  M-7  Certificateholders,  Class  M-8  Certificateholders  and  Class  M-9
Certificateholders,  in that  order,  being  paid  from and in  reduction  of the  REMIC III  Available  Distribution  Amount  for such
Distribution Date;

         (iv)     to the Class B Certificateholders,  the Accrued Certificate Interest payable on the Class B Certificates with respect to such  Distribution  Date,  plus any  related  amounts  accrued  pursuant  to this  clause (i) but  remaining  unpaid  from any prior
Distribution Date, being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (v)      the Principal  Distribution  Amount shall be distributed as follows, to be applied to reduce the principal balance of the  REMIC III  Regular  Interest  related  to the  applicable  Certificates  in each  case to the  extent of the  remaining  Principal
Distribution Amount:

                  (A)      first,  the  Class A  Principal  Distribution  Amount  shall be  distributed  sequentially  to the Class A-1
     Certificateholders,  Class A-2 Certificateholders,  Class A-3 Certificateholders and Class A-4 Certificateholders,  in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

                  (B)      second,  to the  Class M-1  Certificateholders,  the  Class M-1  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                  (C)      third,  to the  Class M-2  Certificateholders,  the  Class M-2  Principal  Distribution  Amount,  until  the
     Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                  (D)      fourth,  to the  Class M-3  Certificateholders,  the  Class M-3  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

                  (E)      fifth,  to the  Class M-4  Certificateholders,  the  Class M-4  Principal  Distribution  Amount,  until  the
     Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

                  (F)      sixth,  to the  Class M-5  Certificateholders,  the  Class M-5  Principal  Distribution  Amount,  until  the
     Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

                  (G)      seventh,  to the  Class M-6  Certificateholders,  the Class M-6  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

                  (H)      eighth,  to the  Class M-7  Certificateholders,  the  Class M-7  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

                  (I)      ninth,  to the  Class M-8  Certificateholders,  the  Class M-8  Principal  Distribution  Amount,  until  the
     Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

                  (J)      tenth,  to the  Class M-9  Certificateholders,  the  Class M-9  Principal  Distribution  Amount,  until  the
     Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

                  (K)      eleventh,  to the  Class B  Certificateholders,  the  Class  B  Principal  Distribution  Amount,  until  the
     Certificate Principal Balance of the Class B Certificates has been reduced to zero; and

         (vi)     to the Class A  Certificateholders,  Class M  Certificateholders  and Class B  Certificateholders,  the amount of any
Prepayment  Interest  Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata basis based on  Prepayment  Interest
Shortfalls allocated thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date;

         (vii)    to the Class A  Certificateholders,  Class M  Certificateholders  and Class B  Certificateholders,  the amount of any
Prepayment  Interest  Shortfalls  previously  allocated thereto remaining unpaid from prior  Distribution  Dates together with interest thereon at the related Pass Through Rate,  on a pro rata basis based on unpaid  Prepayment  Interest  Shortfalls  previously  allocated thereto;

         (viii)   to the Class SB Certificates,  (A) from the amount, if any, of the REMIC III Available  Distribution Amount remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate Interest thereon, (II) the amount of any  Overcollateralization
Reduction Amount for such Distribution  Date and (III) for any Distribution Date after the Certificate  Principal Balance of each Class of Class A Certificates,  Class M Certificates and Class B Certificates has been reduced to zero, the Overcollateralization  Amount and
(B) from  prepayment  charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

         (ix)     to the Holders of  Component  III of the Class R  Certificates,  the  balance,  if any,  of the  REMIC III  Available
Distribution Amount.

         REMIC III Regular Interest SB-PO: A separate  non-certificated  beneficial  ownership  interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III.  REMIC III  Regular Interest SB-PO shall have no entitlement to interest,  and shall be entitled to  distributions  of  principal  subject to the terms and  conditions  hereof,  in  aggregate  amount equal to the initial
Certificate Principal Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

         REMIC III Regular Interest SB-IO: A separate  non-certificated  beneficial  ownership  interests in REMIC III issued hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest  SB-IO shall have no  entitlement  to principal,  and shall be entitled to distributions of interest  subject to the terms and conditions  hereof,  in aggregate amount equal to the interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC III Regular Interest IO: A separate  non-certificated  beneficial  ownership interests in REMIC III issued hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest IO shall have no entitlement  to principal,  and shall be entitled  to  distributions  of  interest  subject to the terms and  conditions  hereof,  in  aggregate  amount  equal to the  interest distributable with respect to REMIC II Regular Interest LT-IO.

         REMIC III  Regular  Interests:  REMIC III  Regular  Interests  SB-IO,  SB-PO and IO,  together with the Class A  Certificates,
Class M Certificates and Class B Certificates  exclusive of their respective rights to receive the payment of Basis Risk Shortfalls and other amounts pursuant to the SB-AM Swap Agreement.

         REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate  mortgage  investment  conduits,  which appear at Sections  860A  through  860G of  Subchapter M of Chapter 1 of the Code,  and related  provisions,  and  temporary  and final regulations  (or, to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations)  and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO  Acquisition:  The acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the  Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With  respect  to any  REO  Property,  a  determination  by  the  Master  Servicer  that  it  has  received substantially all Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries  (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  With respect to any REO Property,  for any period,  an amount  equivalent to interest (at a rate equal to the Net  Mortgage  Rate that  would  have been  applicable  to the  related  Mortgage  Loan had it been  outstanding)  on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property)  which proceeds are required to be deposited into the Custodial  Account only upon the related REO Disposition.

         REO  Property:  A  Mortgaged  Property  acquired  by the Master  Servicer  on behalf of the Trust Fund for the  benefit of the
Certificateholders through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (a) has been subject to an interest rate  reduction,  (b) has been subject to a term  extension  or (c) has had  amounts  owing on such  Mortgage  Loan  capitalized  by adding  such amount to the Stated
Principal  Balance of such  Mortgage  Loan;  provided,  however,  that a Mortgage  Loan  modified  in  accordance  with (a) above for a temporary  period shall not be a  Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and  interest for six months since the date of such  modification  if that  interest  rate  reduction is not made  permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for release,  the form of which is attached as Exhibit G hereto,  or an electronic  request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any  Distribution  Date,  (a) prior to the Stepdown  Date, an amount equal to 1.85% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off Date,  (b) on or after the Stepdown
Date if a Trigger Event is not in effect,  the greater of (i) an amount equal to 3.70% of the aggregate  outstanding  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions  made on that Distribution  Date and (ii) the  Overcollateralization
Floor and (c) on or after the Stepdown  Date if a Trigger  Event is in effect,  an amount  equal to the Required  Overcollateralization
Amount from the immediately preceding  Distribution Date. The Required  Overcollateralization  Amount may be reduced so long as written confirmation  is  obtained  from each  Rating  Agency  that such  reduction  shall not  reduce  the  ratings  assigned  to any Class of
Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the
Closing Date by such Rating Agency.

         Residential  Funding:  Residential  Funding  Corporation,  a Delaware  corporation,  in its capacity as seller of the Mortgage
Loans to the Depositor and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate  Trust  Department of the Trustee, including any Senior Vice President,  any Vice President,  any Assistant Vice President,  any Assistant Secretary, any Trust Officer or
Assistant Trust Officer,  or any other officer of the Trustee,  in each case with direct  responsibility for the administration of this
Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act.

         Rule 144A Global Class B  Certificate:  As defined in  Section 5.01(b).  A form of Rule 144A Global Class B  Certificate  will be issued substantially in the form attached as Exhibit B-2 hereto.

         SB-AM  Swap  Agreement:  The swap  between  the Class SB  Certificateholder  and the  Class A and  Class M  Certificateholders
evidenced by the confirmation attached hereto as Exhibit Q and incorporated herein by reference.

         Securities Act:  The Securities Act of 1933, as amended.

         Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans directly or indirectly to an issuing in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

         Seller:  With  respect to any  Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed  a Seller's  Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An  agreement  for the  origination  and sale of  Mortgage  Loans  generally  in the form of the  seller contract  referred to or  contained in the Program  Guide,  or in such other form as has been  approved by the Master  Servicer and the
Depositor.

         Senior  Enhancement  Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of (i) the  aggregate  Certificate  Principal  Balance of the Class M  Certificates  and Class B  Certificates  and (ii) the
Overcollateralization  Amount,  in each case prior to the distribution of the Principal  Distribution  Amount on such Distribution Date and the denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in connection with a default,  delinquency  or other  unanticipated  event by the Master  Servicer or a Subservicer  in the  performance  of its servicing obligations,  including,  but not limited to, the cost of (i) the preservation,  restoration and protection of a Mortgaged Property or, with respect to a cooperative  loan,  the related  cooperative  apartment,  (ii) any  enforcement  or judicial  proceedings,  including foreclosures,  including any expenses  incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS(R)System,  (iii) the  management  and  liquidation  of any REO  Property,  (iv) any  mitigation  procedures  implemented  in accordance with  Section 3.07,  and (v) compliance  with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14,  including, if the Master Servicer or any Affiliate of the Master  Servicer  provides  services such as appraisals and brokerage  services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of  Regulation AB,  as such may be amended from time to time.

         Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date, the fee payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues at an annual rate equal to the  Servicing  Fee Rate  multiplied  by the Stated
Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the  related  Due  Period,  as may be  adjusted  pursuant to
Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated on the Mortgage Loan Schedule as the
"MSTR SERV FEE," as may be adjusted with respect to successor Master  Servicers as provided in Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal  balance of a Mortgage Loan, any extension of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated  Principal  Balance of a Mortgage  Loan by
adding to the Stated  Principal  Balance  unpaid  principal and interest and other amounts owing under the Mortgage  Loan, in each case pursuant to a modification  of a Mortgage Loan that is in default,  or for which,  in the judgment of the Master  Servicer,  default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master Servicer involved in, or responsible for, the  administration  and servicing of the Mortgage  Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Trustee by the Master
Servicer on the Closing Date, as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution  Date and the Mortgage Loans,  the arithmetic  average, for each of the three Distribution Dates ending with such Distribution Date, of the fraction,  expressed as a percentage,  equal to (x)
the aggregate Stated Principal  Balance of the Mortgage Loans that are 60 or more days  delinquent in payment of principal and interest for that  Distribution  Date,  including  Mortgage Loans in foreclosure and REO, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         Standard & Poor's:  Standard & Poor's Ratings  Services,  a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated  Principal  Balance:  With  respect to any  Mortgage  Loan or related REO  Property,  as of any date of  determination,
(i) the sum of (a) the  Cut-off Date Principal  Balance of the Mortgage Loan and (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal portion of the
Monthly  Payments due with respect to such Mortgage Loan or REO Property  during each Due Period ending with the Due Period relating to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  (b) all  Principal  Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as recoveries of principal in accordance  with  Section 3.14  with respect to such Mortgage Loan or REO
Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution  Date, and (c) any Realized Loss incurred with respect to such Mortgage Loan allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown Date: That Distribution  Date which is the earlier to occur of (a) the Distribution  Date immediately  succeeding the
Distribution Date on which the aggregate  Certificate  Principal  Balance of the Class A  Certificates has been reduced to zero and (b)
the later to occur of (i) the  Distribution  Date in July 2009  and (ii) the first  Distribution  Date on which the Senior  Enhancement
Percentage is equal to or greater than 42.40%.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordination  Percentage:  With  respect to the Class A  Certificates,  any  Class of  Class M  Certificates  and the Class B
Certificates, the respective percentage set forth below.

                                                                   SUBORDINATION
                                           CLASS                    PERCENTAGE
                                             A                        57.60%
                                            M-1                       65.40%
                                            M-2                       72.20%
                                            M-3                       76.30%
                                            M-4                       80.00%
                                            M-5                       83.60%
                                            M-6                       87.00%
                                            M-7                       90.20%
                                            M-8                       92.80%
                                            M-9                       94.20%
                                             B                        96.30%

         Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master Servicer (net of any related expenses permitted to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master  Servicer to cover  estimated  expenses
(including,  but not limited to,  recoveries in respect of the  representations  and warranties  made by the related Seller pursuant to the applicable  Seller's Agreement and assigned to the Trustee pursuant to Section 2.04)  specifically  related to a Mortgage Loan that was the subject of a Cash  Liquidation or an REO  Disposition  prior to the related  Prepayment  Period and that resulted in a Realized
Loss.

         Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program Guide in respect of the  qualification of a Subservicer as of the date of its approval as a
Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a Mortgage  Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master  Servicer and any  Subservicer  relating to servicing  and administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable monthly to the related  Subservicer  (or, in the case of a Nonsubserviced  Mortgage Loan, to the Master Servicer) in respect of subservicing  and other  compensation  that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

         Swap Account:  The separate trust account created and maintained by the Trustee pursuant to Section 4.10(a).

         Swap  Agreement:  The interest rate swap  agreement  between the Swap  Counterparty  and the Trustee,  on behalf of the Trust, which  agreement  provides for Net Swap  Payments and Swap  Termination  Payments to be paid,  as provided  therein,  together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit O.

         Swap  Agreement  Notional  Balance:  As to the Swap  Agreement  and each Floating Rate Payer Payment Date and Fixed Rate Payer
Payment Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the Swap  Agreement for such Floating Rate
Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap Agreement either (a) entitled to receive payments from the Trustee from amounts  payable by the Trust Fund under this Agreement or  (b) required  to make payments to the Trustee for payment to the Trust
Fund,  in either case  pursuant to the terms of the Swap  Agreement,  and any  successor  in  interest or assign.  Initially,  the Swap
Counterparty shall be Bear Stearns Financial Products Inc.

         Swap  Counterparty  Trigger Event:  With respect to any  Distribution  Date,  (i) an Event of Default under the Swap Agreement with respect to which the Swap  Counterparty is a Defaulting Party,  (ii) a  Termination Event under the Swap Agreement with respect to which the Swap  Counterparty  is the sole Affected  Party,  or (iii) an  additional  termination  event under the Swap  Agreement  with respect to which the Swap Counterparty is the sole Affected Party.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap Termination  Payment:  Upon the occurrence of an Early  Termination Date, the payment to be made by the Trustee on behalf of the Trust to the Swap  Counterparty  from payments from the Trust Fund,  or by the Swap  Counterparty  to the Trustee for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real Estate  Mortgage  Investment
Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net
Loss Allocation,  or any successor forms, to be filed on behalf of any REMIC hereunder due to its  classification  as a REMIC under the
REMIC  Provisions,  together  with any and all other  information,  reports or returns  that may be  required  to be  furnished  to the
Certificateholders  or filed with the  Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Temporary  Regulation S Global Class B Certificate:  As defined in  Section 5.01(b).  A form of Temporary  Regulation S Global
Class B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         Transfer:  Any direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of  assignment  of any  Ownership
Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Transferring Servicer:  As defined in Section 3.23(c).

         Trigger  Event:  A Trigger  Event is in effect with respect to any  Distribution  Date on or after the Stepdown Date if either
(a) the  Sixty-Plus  Delinquency  Percentage,  as  determined  on that  Distribution  Date,  equals or  exceeds  37.70%  of the  Senior
Enhancement  Percentage for such  Distribution  Date or (b) on or after the  Distribution  Date in July 2008,  the aggregate  amount of
Realized Losses on the Mortgage Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

         July 2008 to June 2009:                     1.50%  with  respect  to July 2008,  plus an  additional  1/12th of 1.90% for each month thereafter.

         July 2009 to June 2010:                     3.40%  with  respect  to July 2009,  plus an  additional  1/12th of 2.00% for each month thereafter.

         July 2010 to June 2011:                     5.40%  with  respect  to July 2010,  plus an  additional  1/12th of 1.60% for each month thereafter.

         July 2011 to June 2012:                     7.00%  with  respect  to July 2011,  plus an  additional  1/12th of 0.75% for each month thereafter.

         July 2012 and thereafter:                   7.75%.

         Trustee:  As defined in the preamble hereto.

         Trust Fund:  Collectively,  (i) the assets of each REMIC hereunder,  (ii) the Swap Account and (iii) the rights of the Trustee under the Swap Agreement.

         Uncertificated  Accrued Interest:  With respect to any Uncertificated  Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal Balance or Uncertificated  Notional Amount, as applicable,  immediately prior to such Distribution  Date.  Uncertificated  Accrued Interest for
the  Uncertificated  Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of Uncertificated  Accrued Interest for the REMIC I Regular Interests for any Distribution  Date, any Prepayment
Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by  Compensating  Interest)  shall be allocated among REMIC I
Regular Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated without  application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any
Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating  Interest)
shall be allocated among the REMIC II Regular  Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest, as calculated  without  application  of this  sentence.  Uncertificated  Interest on REMIC III  Regular  Interest  SB-PO shall be zero.
Uncertificated  Accrued Interest on the REMIC III  Regular Interest SB-IO for each  Distribution  Date shall equal Accrued  Certificate
Interest for the Class SB Certificates.

         Uncertificated  Notional  Amount:  With  respect  to the  Class SB  Certificates  or the  REMIC III  Regular  Interest  SB-IO,
immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

         With respect to REMIC II  Regular  Interest  LT-IO and each  Distribution  Date listed  below,  the  aggregate  Uncertificated
Principal Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

               DISTRIBUTION DATE                               REMIC I REGULAR INTERESTS
                       1                                         I-1-A through I-44-A
                       2                                         I-2-A through I-44-A
                       3                                         I-3-A through I-44-A
                       4                                         I-4-A through I-44-A
                       5                                         I-5-A through I-44-A
                       6                                         I-6-A through I-44-A
                       7                                         I-7-A through I-44-A
                       8                                         I-8-A through I-44-A
                       9                                         I-9-A through I-44-A
                       10                                        I-10-A through I-44-A
                       11                                        I-11-A through I-44-A
                       12                                        I-12-A through I-44-A
                       13                                        I-13-A through I-44-A
                       14                                        I-14-A through I-44-A
                       15                                        I-15-A through I-44-A
                       16                                        I-16-A through I-44-A
                       17                                        I-17-A through I-44-A
                       18                                        I-18-A through I-44-A
                       19                                        I-19-A through I-44-A
                       20                                        I-20-A through I-44-A
                       21                                        I-21-A through I-44-A
                       22                                        I-22-A through I-44-A
                       23                                        I-23-A through I-44-A
                       24                                        I-24-A through I-44-A
                       25                                        I-25-A through I-44-A
                       26                                        I-26-A through I-44-A
                       27                                        I-27-A through I-44-A
                       28                                        I-28-A through I-44-A
                       29                                        I-29-A through I-44-A
                       30                                        I-30-A through I-44-A
                       31                                        I-31-A through I-44-A
                       32                                        I-32-A through I-44-A
                       33                                        I-33-A through I-44-A
                       34                                        I-34-A through I-44-A
                       35                                        I-35-A through I-44-A
                       36                                        I-36-A through I-44-A
                       37                                        I-37-A through I-44-A
                       38                                        I-38-A through I-44-A
                       39                                        I-39-A through I-44-A
                       40                                        I-40-A through I-44-A
                       41                                        I-41-A through I-44-A
                       42                                        I-42-A through I-44-A
                       43                                        I-43-A through I-44-A
                       44                                               I-44-A
                   thereafter                                            $0.00

         With  respect  to  REMIC III  Regular  Interest  IO,  immediately  prior to any  Distribution  Date,  an  amount  equal to the
Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

         Uncertificated  Pass-Through Rate: The Uncertificated  REMIC I Pass-Through Rate or the Uncertificated  REMIC II  Pass-Through
Rate, as applicable.

         Uncertificated  Principal Balance:  The principal amount of any Uncertificated  Regular Interest outstanding as of any date of determination.  The  Uncertificated  Principal  Balance of each REMIC Regular  Interest shall never be less than zero.  With respect to
REMIC III  Regular  Interest  SB-PO the  initial  amount set forth with  respect  thereto in the  Preliminary  Statement  as reduced by distributions deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

         Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

         Uncertificated  REMIC I  Pass-Through  Rate With respect to each REMIC I Regular  Interest ending with the designation  "A," a per annum rate equal to the weighted  average Net Mortgage Rate of the Mortgage Loans  multiplied by two (2), subject to a maximum rate of 10.900%.  With respect to each REMIC I Regular  Interest ending with the designation  "B," the greater of (x) a per annum rate equal to the excess,  if any, of (i) 2 multiplied by the weighted  average Net Mortgage Rate of the Mortgage Loans over  (ii) 10.900% and (y)
0.00000%.  With respect to REMIC I Regular Interest A-I, the weighted average Net Mortgage Rate of the Mortgage Loans.

         Uncertificated  REMIC II  Pass-Through Rate: With respect to any Distribution Date and (i) REMIC II  Regular Interests LT1 and
LT2, the REMIC II Net WAC Rate,  (ii) REMIC II  Regular  Interest LT3, zero (0.00%),  (iii)  REMIC II  Regular  Interest LT4, twice the
REMIC II Net WAC Rate, and (iv) REMIC II Regular Interest LT-IO, the excess of (i) the weighted average of the  Uncertificated  REMIC I
Pass-Through Rates for REMIC I Regular Interests ending with the designation "A," over (ii) 2 multiplied by Swap LIBOR.

         Uniform Single  Attestation  Program for Mortgage Bankers:  The Uniform Single  Attestation  Program for Mortgage Bankers,  as
published by the Mortgage  Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15,
1995.

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  Either (i) a citizen or resident of the United  States,  a  corporation,  partnership  or other entity
(treated as a corporation  or partnership  for United States  federal  income tax purposes)  created or organized in, or under the laws of, the United States, any state thereof,  or the District of Columbia (except in the case of a partnership,  to the extent provided in
Treasury regulations)  provided that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity  treated as a partnership  for United  States  federal  income tax purposes  shall be treated as a United States Person unless all persons  that own an interest  in such  partnership  either  directly  or through any entity that is not a  corporation  for
United  States  federal  income tax purposes are required by the  applicable  operative  agreement to be United States  Persons,  or an estate that is described in  Section 7701(a)(30)(D)  of the Code, or a trust that is described in  Section 7701(a)(30)(E)  of the Code, or (ii) as defined in Regulation S, as the context may require.

         Voting Rights:  The portion of the voting rights of all of the Certificates  which is allocated to any Certificate.  98.00% of all of the Voting Rights shall be allocated among Holders of the Class A  Certificates,  Class M Certificates and Class B Certificates,
in proportion to the outstanding  Certificate  Principal Balances of their respective  Certificates;  1.00% of all of the Voting Rights shall be  allocated  to the Holders of the  Class SB  Certificates;  and 1.00% of all of the Voting  Rights  shall be  allocated to the
Holders of the Class R  Certificates;  in each case to be  allocated  among the  Certificates  of such Class in  accordance  with their respective Percentage Interests.

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding  Business  Day,  LIBOR shall be  established  by the Trustee and, as to any Interest
Accrual  Period,  will equal the rate for one month United States dollar  deposits that appears on the Telerate  Screen Page 3750 as of
11:00 a.m.,  London time, on such LIBOR Rate Adjustment  Date.  "Telerate  Screen Page 3750" means the display  designated as page 3750 on the Bridge  Telerate  Service (or such other page as may replace  page 3750 on that  service  for the purpose of  displaying  London interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such other page as may replace  that page on that service,  or if such service is no longer  offered,  LIBOR shall be so  established  by use of such other  service for  displaying
LIBOR or  comparable  rates as may be  selected by the  Trustee  after  consultation  with the Master  Servicer),  the rate will be the
Reference  Bank Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London  interbank  market, selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate
Principal  Balance of the LIBOR  Certificates  then  outstanding.  The Trustee shall request the principal London office of each of the reference  banks to provide a quotation of its rate.  If at least two such  quotations  are provided,  the rate will be the  arithmetic mean of the  quotations  rounded  up to the next  multiple  of  1/16%.  If on such date  fewer  than two  quotations  are  provided  as requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major  banks in New York City,  selected  by the
Trustee after  consultation  with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the
LIBOR  Certificates then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution Date;
provided  however,  if, under the priorities  described above,  LIBOR for a Distribution  Date would be based on LIBOR for the previous
Distribution Date for the third consecutive  Distribution Date, the Trustee, after consultation with the Master Servicer,  shall select an alternative  comparable index (over which the Trustee has no control),  used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent  party.  The  establishment  of LIBOR by the Trustee on any
LIBOR Rate Adjustment Date and the Trustee's  subsequent  calculation of the Pass-Through  Rates  applicable to the LIBOR  Certificates for the relevant Interest Accrual Period, in the absence of manifest error,  will be final and binding.  Promptly  following each LIBOR
Rate  Adjustment  Date the  Trustee  shall  supply the Master  Servicer  with the results of its  determination  of LIBOR on such date.
Furthermore,  the Trustee shall supply to any Certificateholder so requesting by calling  1-800-934-6802,  the Pass-Through Rate on the
LIBOR Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee in respect of the
Trust Fund  without  recourse all the right,  title and  interest of the  Depositor in and to (i) the  Mortgage  Loans,  including  all interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off Date); and (ii) all proceeds of the foregoing.

(b)      In  connection  with such  assignment,  and  contemporaneously  with the  delivery of this  Agreement,  except as set forth in
Section 2.01(c) below and subject to Section 2.01(d)  below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more  Custodians,  as the duly appointed  agent or agents of the Trustee for such purpose,  the following  documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording  indicated  thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original  Mortgage with evidence of recording  indicated
         thereon;

(iii)    Unless the Mortgage  Loan is  registered on the MERS(R)System,  the  assignment  (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the originator to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is  registered  on the MERS(R)System and noting the presence  of a MIN) with  evidence  of  recordation  noted  thereon  or  attached  thereto,  or a copy of such  assignment  or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         The Depositor may, in lieu of delivering the original of the documents set forth in  Section 2.01(b)(ii),  (iii), (iv) and (v)
(or copies  thereof as permitted by  Section 2.01(b))  to the Trustee or the  Custodian or  Custodians,  deliver such  documents to the
Master  Servicer,  and the Master  Servicer  shall hold such  documents  in trust for the use and  benefit  of all  present  and future
Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business  Days  following the earlier of (i)
the receipt of the original of all of the documents or instruments  set forth in  Section 2.01(b)(ii),  (iii),  (iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(c)      Notwithstanding  the provisions of  Section 2.01(b),  in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage,  any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b))  with  evidence of recording  thereon  concurrently  with the  execution and delivery of this
Agreement  because of (i) a delay caused by the public  recording  office where such  Mortgage,  assignment,  modification,  assumption agreement or  preferred  loan  agreement  as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Depositor  shall promptly cause to be recorded in the appropriate  public office for real property  records the Assignment referred  to in clause  (iii) of  Section 2.01(b),  except (a) in states  where,  in an Opinion  of  Counsel  acceptable  to the Master
Servicer,  such  recording is not required to protect the Trustee's  interests in the Mortgage Loan or (b) if MERS is identified on the
Mortgage or on a properly  recorded  assignment  of the  Mortgage,  as  applicable,  as the  mortgagee of record  solely as nominee for
Residential  Funding and its successors and assigns.  If any Assignment is lost or returned  unrecorded to the Depositor because of any defect  therein,  the  Depositor  shall  prepare a  substitute  Assignment  or cure such  defect,  as the case may be,  and cause  such
Assignment to be recorded in accordance  with this  paragraph.  The Depositor  shall  promptly  deliver or cause to be delivered to the
Trustee or the  respective  Custodian such Mortgage or  Assignment,  as applicable  (or copy thereof as permitted by  Section 2.01(b)), with evidence of recording  indicated thereon upon receipt thereof from the public recording office or from the related  Subservicer or
Seller.

         If the Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment of Mortgage in blank,  the Depositor shall,  or shall cause the Custodian to,  complete the  endorsement  of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection  with the assignment of any Mortgage Loan registered on the MERS(R)System,  the Depositor  further agrees that it will cause,  at the  Depositor's  own expense,  within 30 Business Days after the Closing Date,  the MERS(R)System to indicate that such
Mortgage  Loans  have been  assigned  by the  Depositor  to the  Trustee  in  accordance  with this  Agreement  for the  benefit of the
Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance with this Agreement)
in such  computer  files (a) the code in the field which  identifies  the  specific  Trustee and (b) the code in the field "Pool Field"
which  identifies the series of the Certificates  issued in connection with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is  intended  that  the  conveyances  by the  Depositor  to the  Trustee  of the  Mortgage  Loans as  provided  for in this
Section 2.01 and the Uncertificated  Regular Interests be construed as a sale by the Depositor to the Trustee of the Mortgage Loans and
the Uncertificated  Regular Interests for the benefit of the  Certificateholders.  Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage  Loans and the  Uncertificated  Regular  Interests by the Depositor to the Trustee to secure a debt or other  obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement  is intended to be and hereby is a security  agreement within  the  meaning  of  Articles  8 and 9 of the New York  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other applicable  jurisdiction;  (b) the conveyances  provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's  right (including the power to convey title thereto),  title and interest, whether now owned or hereafter  acquired,  in and to (A) the Mortgage  Loans,  including the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage Loans or the  Swap  Agreement  in  accordance  with  the  terms  thereof,  (C) any  Uncertificated  Regular  Interests  and any and all  general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts, certificates of deposit, goods,  letters of credit,  advices of credit and investment  property and other property of whatever kind or description  now existing or hereafter  acquired  consisting  of,  arising  from or relating to any of the  foregoing,  and (D) all  proceeds of the  conversion, voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including  without  limitation all amounts  from time to time  held or  invested  in the  Certificate  Account  or the  Custodial  Account,  whether  in the form of cash, instruments,  securities or other  property and (2) an  assignment by the Depositor to the Trustee of any security  interest in any and all of Residential  Funding's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired,  in and to the property  described in the foregoing  clauses (1)(A),  (B), (C) and (D) granted by Residential  Funding to the
Depositor pursuant to the Assignment  Agreement;  (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of
Mortgage Notes or such other items of property as constitute  instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit, advices of credit, investment property,  certificated securities or chattel paper shall be deemed to be "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other applicable  jurisdiction as in effect (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or  acknowledgments,  receipts or confirmations  from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Depositor and, at the Depositor's  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage  Loans and the  Uncertificated  Regular  Interests  and the other  property  described  above,  such  security interest would be deemed to be a perfected  security  interest of first  priority  under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Depositor,  all filings  necessary to maintain the  effectiveness of any original filings  necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Trustee's  security  interest in or lien on the
Mortgage Loans and the Uncertificated Regular Interests,  as evidenced by an Officers' Certificate of the Depositor,  including without limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by (1) any change of name of Residential
Funding,  the Depositor or the Trustee (such  preparation and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business or the chief executive  office of Residential  Funding or the Depositor,  (3) any  transfer of any interest of  Residential  Funding or the Depositor in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges  receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the Trustee)
of the documents referred to in  Section 2.01(b)(i)  above (except that for purposes of such acknowledgement  only, a Mortgage Note may be endorsed in blank and an Assignment  of Mortgage may be in blank) and declares that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting  a part of the Mortgage Files  delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present  and future  Certificateholders.  The Trustee or  Custodian  (such  Custodian  being so obligated under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each Mortgage File delivered to it pursuant to Section 2.01(b)  within 90 days after the Closing Date to ascertain that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage Loans identified on the Mortgage
Loan  Schedule,  as  supplemented,  that  have  been  conveyed  to it,  and to  deliver  to the  Trustee a  certificate  (the  "Interim
Certification")  to the effect that all documents  required to be delivered  pursuant to  Section 2.01(b)  above have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage Loan  Schedule,  except for any exceptions listed on Schedule A attached to such  Interim  Certification.  Upon  delivery of the  Mortgage  Files by the  Depositor  or the Master
Servicer,  the Trustee shall  acknowledge  receipt (or,  with respect to Mortgage  Loans  subject to a Custodial  Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any document or documents  constituting  a part of a Mortgage  File to be missing or defective,  upon receipt of  notification  from the  Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly so notify or cause the Custodian to notify the Master  Servicer and the  Depositor.  Pursuant to  Section 2.3 of the Custodial
Agreement,  the Custodian will notify the Master Servicer,  the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items  received by it pursuant to the Custodial  Agreement.  If such omission or defect  materially and adversely affects the interests in the related Mortgage Loan of the  Certificateholders,  the Master Servicer
shall  promptly  notify the  related  Subservicer  or Seller of such  omission or defect and request  that such  Subservicer  or Seller correct or cure such omission or defect within  60 days from the date the Master  Servicer was notified of such omission or defect and, if such  Subservicer  or Seller does not correct or cure such omission or defect within such period,  that such  Subservicer  or Seller purchase  such  Mortgage  Loan from the Trust Fund at its  Purchase  Price,  in either  case  within  90 days  from the date the Master
Servicer was notified of such  omission or defect;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The Purchase  Price for any such  Mortgage  Loan shall be deposited or caused to be deposited by the Master  Servicer in the Custodial  Account  maintained by it pursuant to  Section 3.07  and, upon receipt by the Trustee of written notification  of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the
Master  Servicer the related  Mortgage  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared by the Master  Servicer,  in each case without  recourse,  as shall be necessary to vest in the  Subservicer  or Seller or its designee,  as the case may be, any Mortgage Loan released  pursuant  hereto and thereafter  such Mortgage Loan shall not be part of the
Trust Fund. In furtherance of the foregoing and  Section 2.04,  if the  Subservicer or Seller or Residential  Funding that  repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R)System,  the Master Servicer,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an assignment  of the Mortgage in recordable  form to transfer the Mortgage from MERS to such  Subservicer or Seller or Residential  Funding and shall cause such Mortgage to be removed from registration  on the MERS(R)System in accordance  with MERS' rules and  regulations.  It is understood and agreed that the obligation of the  Subservicer  or Seller,  to so cure or purchase  any Mortgage  Loan as to which a material and adverse  defect in or omission of a constituent  document exists shall constitute the sole remedy  respecting such defect or omission  available to  Certificateholders  or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)      The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)      The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing its creation  and  existence  and is or will be in  compliance  with the laws of each  state in which any  Mortgaged  Property  is located to the extent  necessary to ensure the  enforceability  of each  Mortgage  Loan in  accordance  with the terms of this
         Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and  compliance  with the terms of this  Agreement  will not violate the Master  Servicer's  Certificate  of  Incorporation  or Bylaws or  constitute  a material default (or an event which,  with notice or lapse of time, or both, would  constitute a material  default) under, or result in the  material  breach of, any material  contract,  agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Depositor,  constitutes a valid, legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance with the terms hereof subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights generally  and to general  principles  of equity,  regardless  of whether such  enforcement  is  considered in a proceeding in equity or at law;

(iv)     The Master  Servicer is not in default with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency,  which default might have  consequences  that would  materially  and adversely  affect the condition  (financial or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder;

(v)      No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the Master  Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)     The Master Servicer shall comply in all material  respects in the performance of this Agreement with all reasonable  rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an  officer,  statement  furnished  in writing or report  delivered  to the  Depositor,  any
         Affiliate of the Depositor or the Trustee by the Master  Servicer will, to the knowledge of the Master  Servicer,  contain any untrue  statement of a material  fact or omit a material fact  necessary to make the  information,  certificate,  statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms thereof. The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02;

(ix)     The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all  material  respects  with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and

(x)      The Servicing Guide of the Master  Servicer  requires that the Subservicer for each Mortgage Loan accurately and fully reports its borrower credit files to each of the Credit Repositories in a timely manner.

It is understood and agreed that the  representations  and warranties set forth in this  Section 2.03(a)  shall survive delivery of the respective  Mortgage Files to the Trustee or any Custodian.  Upon discovery by either the Depositor,  the Master Servicer,  the Trustee or any  Custodian of a breach of any  representation  or warranty set forth in this  Section 2.03(a)  which  materially  and  adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such  breach,  the Master  Servicer  shall  either (i) cure such  breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage  Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in  Section 2.02;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The  obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation  and warranty set forth in this  Section 2.03(a)  available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The Depositor hereby represents and warrants to the Trustee for the benefit of the  Certificateholders  that as of the Closing
Date (or, if otherwise  specified  below, as of the date so specified):  (i) immediately  prior to the conveyance of the Mortgage Loans to the Trustee,  the Depositor  had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien, encumbrance or security  interest  (other than rights to servicing and related  compensation)  and such  conveyance  validly  transfers ownership of the Mortgage  Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security  interest;  and (ii) each
Mortgage    Loan    constitutes    a    "qualified    mortgage"    under    Section 860G(a)(3)(A)    of   the   Code    and    Treasury
Regulation Section 1.860G-2(a)(1),   (2),   (4),   (5),   (6),  (7)  and  (9),   without   reliance  on  the   provisions  of  Treasury
Regulation Section 1.860G-2(a)(3)  or Treasury  Regulation Section 1.860G-2(f)(2)  or any other  provision  that would allow a Mortgage
Loan to be treated as a "qualified  mortgage"  notwithstanding  its failure to meet the  requirements of  Section 860G(a)(3)(A)  of the
Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

         It is understood and agreed that the representations and warranties set forth in this  Section 2.03(b)  shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon  discovery  by any of the  Depositor,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a breach of any of the representations  and  warranties  set forth in this  Section 2.03(b)  which  materially  and  adversely  affects the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (any
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in  Section 2.03(b)(ii),  the party  discovering  such breach shall give such notice within  five days of discovery.
Within  90 days of its discovery or its receipt of notice of breach,  the  Depositor  shall either (i) cure such breach in all material respects or (ii) purchase such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;
provided that the Depositor  shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure,  substitution  or repurchase  must occur  within  90 days  from the date such  breach was  discovered.  Any such  substitution  shall be  effected by the
Depositor under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation of the Depositor to cure such breach or to so purchase or substitute  for any Mortgage Loan as to which such  a  breach  has  occurred  and  is  continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the Depositor  shall not be required to cure  breaches or purchase or substitute  for Mortgage  Loans as provided in this  Section 2.03(b)  if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Sellers.

         The  Depositor,  as assignee of  Residential  Funding under the  Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its right,  title and  interest in respect of the  Assignment  Agreement  and each  Seller's
Agreement  applicable  to a Mortgage  Loan as and to the  extent  set forth in the  Assignment  Agreement.  Insofar  as the  Assignment
Agreement or such Seller's Agreement relates to the  representations  and warranties made by Residential  Funding or the related Seller in respect of such Mortgage Loan and any remedies  provided  thereunder for any breach of such  representations  and  warranties,  such right,  title and  interest  may be enforced by the Master  Servicer  on behalf of the  Trustee  and the  Certificateholders.  Upon the
discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a breach of any of the  representations  and warranties made in a Seller's  Agreement or the Assignment  Agreement in respect of any Mortgage Loan or of any Repurchase  Event which materially and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan,  the party  discovering  such breach shall give prompt  written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement).  The Master
Servicer shall  promptly  notify the related Seller and  Residential  Funding of such breach or Repurchase  Event and request that such
Seller or Residential  Funding either (i) cure such breach or Repurchase  Event in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or  Repurchase  Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the
Purchase Price and in the manner set forth in Section 2.02.

         Upon the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a  breach  of any of such representations  and warranties set forth in the  Assignment  Agreement in respect of any Mortgage Loan which  materially and adversely affects the interests of the  Certificateholders  in such Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other  parties  (any  Custodian  being so  obligated  under a  Custodial  Agreement)  at the same time as notice is given pursuant to the preceding paragraph of any corresponding  breach of representation or warranty made in Seller's  Agreement.  The Master
Servicer  shall  promptly  notify  Residential  Funding of such  breach of a  representation  or warranty  set forth in the  Assignment
Agreement and request that  Residential  Funding either (i) cure such breach in all material  respects within 90 days from the date the
Master  Servicer was notified of such breach or (ii)  purchase  such  Mortgage  Loan from the Trust Fund within  90 days of the date of such written  notice of such breach at the Purchase  Price and in the manner set forth in  Section 2.02,  but only if the Mortgage Loan has not been purchased by the Seller due to a breach of representation  and warranty of the related Seller's  Agreement as set forth in the preceding  paragraph;  provided that Residential  Funding shall have the option to substitute a Qualified  Substitute Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following the Closing Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or substitution  must occur within  90 days from the date the breach was  discovered.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase  or  substitute a Mortgage  Loan pursuant to Section 4 of the  Assignment  Agreement was the representation and warranty set forth in clause (xlvii) of Section 4  thereof,  then the Master Servicer shall request that Residential
Funding pay to the Trust Fund,  concurrently with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred  and paid out of or on behalf of the Trust Fund,  and that  directly resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such payment.  In the event that
Residential  Funding elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a Deleted  Mortgage Loan pursuant to this
Section 2.04,  Residential  Funding  shall  deliver to the  Trustee  for the  benefit of the  Certificateholders  with  respect to such
Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable form,  and such other  documents  and  agreements  as are  required by  Section 2.01,  with the Mortgage  Note  endorsed as required by
Section 2.01.  No substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly Payments due with  respect to  Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential  Funding on the next succeeding  Distribution  Date.
For the month of  substitution,  distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted  Mortgage
Loan for such month and  thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted
Mortgage  Loan.  The  Master  Servicer  shall  amend  or cause  to be  amended  the  Mortgage  Loan  Schedule  for the  benefit  of the
Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage
Loan or Loans and the Master  Servicer shall deliver the amended  Mortgage Loan Schedule to the Trustee.  Upon such  substitution,  the
Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related  Subservicing  Agreement in all  respects,  the related  Seller shall be deemed to have made the  representations  and  warranties  with  respect to the  Qualified
Substitute  Mortgage Loan made in the related Seller Agreements as of the date of substitution,  Residential Funding shall be deemed to have made the  representations  and  warranties  with  respect  to the  Qualified  Substitute  Mortgage  Loan  (other  than  those of a statistical  nature)  contained in the Assignment  Agreement as of the date of  substitution,  and the covenants,  representations  and warranties set forth in this Section 2.04, and in Section 2.03(b) hereof.

         In connection  with the  substitution  of one or more Qualified  Substitute  Mortgage  Loans for one or more Deleted  Mortgage
Loans,  the Master  Servicer  shall  determine  the  amount (if any) by which the  aggregate  principal  balance of all such  Qualified
Substitute  Mortgage  Loans as of the date of  substitution  is less than the aggregate  Stated  Principal  Balance of all such Deleted
Mortgage Loans (in each case after  application of the principal  portion of the Monthly Payments due in the month of substitution that are to be  distributed  to the  Certificateholders  in the month of  substitution).  Residential  Funding  shall  deposit  or cause the related  Seller  to  deposit  the  amount  of such  shortfall  into the  Custodial  Account  on the day of  substitution,  without  any reimbursement  therefor.  Residential  Funding  shall give  notice in  writing to the  Trustee of such  event,  which  notice  shall be accompanied by an Officers'  Certificate as to the  calculation  of such shortfall and (subject to  Section 10.01(f))  by an Opinion of
Counsel to the effect that such  substitution  will not cause (a) any federal  tax to be imposed on the Trust Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is  understood  and agreed  that the  obligation  of the Seller or  Residential  Funding,  as the case may be, to cure such breach or  purchase  (and in the case of  Residential  Funding  to  substitute  for) such  Mortgage  Loan as to which such a breach has occurred and is continuing and to make any additional  payments required under the Assignment  Agreement in connection with a breach of the  representation  and warranty in clause  (xlvii) of Section 4  thereof  shall  constitute  the sole remedy  respecting  such breach available  to the  Certificateholders  or the  Trustee on behalf of the  Certificateholders.  If the  Master  Servicer  is  Residential
Funding,  then the Trustee shall also have the right to give the notification and require the purchase or substitution  provided for in the second  preceding  paragraph  in the event of such a breach of a  representation  or warranty  made by  Residential  Funding in the
Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage Loan by  Residential  Funding,  the
Trustee  shall  assign to  Residential  Funding all of the right,  title and  interest  in respect of the  Seller's  Agreement  and the
Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

(a)      The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Mortgage  Files to it, or any
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust Fund, receipt of which is hereby acknowledged.  Concurrently with such delivery and in exchange therefor,  the Trustee,  pursuant to the written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence  ownership of the entire
Trust Fund.

(b)      The Depositor,  concurrently  with the execution and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee  without  recourse  all the right,  title and interest of the  Depositor  in and to the REMIC I  Regular
Interests and the REMIC II Regular  Interests for the benefit of the Holders of each Class of Certificates  (other than Component I and
Component II of the Class R  Certificates).  The Trustee  acknowledges  receipt of the REMIC I Regular  Interests and REMIC II  Regular
Interests,  and declares  that it holds and will hold the same in trust for the  exclusive use and benefit of the Holders of each Class of  Certificates  (other than Component I and Component II of the Class R  Certificates).  The interests  evidenced by Component III of the Class R  Certificates,  together with the REMIC III  Regular  Interests,  constitute the entire  beneficial  ownership  interest in
REMIC III.

Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are  necessary,  suitable or  convenient to  accomplish  the foregoing or are  incidental thereto or connected therewith; and

(d)      subject  to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required  in  connection  with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized  by the terms of this Agreement while any  Certificate is outstanding,  and this  Section 2.06  may not be amended,  without the consent of the
Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

         The Depositor,  the Master Servicer and the Trustee hereby agree that,  notwithstanding any other express or implied agreement to the  contrary,  any and all  Persons,  and any of their  respective  employees,  representatives,  and other  agents  may  disclose, immediately  upon  commencement  of  discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction  and all materials of any kind  (including  opinions or other tax  analyses)  that are provided to any of them  relating to such tax  treatment  and tax  structure.  For  purposes of this  paragraph,  the terms "tax,"  "tax treatment,"  "tax structure," and "tax benefit" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this Agreement and the respective  Mortgage Loans,  following such procedures as it would employ in its good faith business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority,  acting alone or through Subservicers as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and administration.  Without  limiting  the  generality  of the  foregoing,  the  Master  Servicer  in its  own  name  or in the  name of a
Subservicer  is hereby  authorized  and  empowered  by the Trustee  when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them,  any and all  instruments  of  satisfaction  or  cancellation,  or of partial  or full  release  or  discharge,  or of consent to assumption or modification in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable  instruments,  or with respect to the modification or re-recording of a
Mortgage for the purpose of  correcting  the  Mortgage,  the  subordination  of the lien of the  Mortgage in favor of a public  utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of foreclosure,  the  commencement, prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property  acquired by foreclosure or deed in lieu of  foreclosure,  or the  management,  marketing and conveyance of any  property  acquired by  foreclosure  or deed in lieu of  foreclosure  with  respect to the  Mortgage  Loans and with respect to the
Mortgaged  Properties.  The Master  Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders and the Trustee,  in its own name or in the name of the Subservicer,  when the Master Servicer or the Subservicer,  as the case may be, believes it is  appropriate  in its best  judgment to register any  Mortgage  Loan on the MERS(R)System,  or cause the removal from the registration of any Mortgage Loan on the MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage  in the name of MERS,  solely as nominee for the  Trustee  and its  successors  and  assigns.  Any  expenses  incurred in connection  with the  actions  described  in the  preceding  sentence  shall  be  borne  by the  Master  Servicer  in  accordance  with
Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS discontinuing or becoming unable to continue operations  in connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage  Loan from  registration  on the MERS(R)
System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related  expenses shall be reimbursable to the Master  Servicer  as set forth in  Section 3.10(a)(ii).  Notwithstanding  the  foregoing,  subject to  Section 3.07(a),  the Master
Servicer  shall not permit any  modification  with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such
Mortgage Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final regulations  promulgated  thereunder
(other than in connection with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment in
Full  pursuant to  Section 3.13(d)  hereof) and cause any REMIC  created  hereunder  to fail to qualify as a REMIC under the Code.  The
Trustee  shall furnish the Master  Servicer  with any powers of attorney and other  documents  necessary or  appropriate  to enable the
Master  Servicer to service and  administer  the  Mortgage  Loans.  The Trustee  shall not be liable for any action taken by the Master
Servicer or any Subservicer  pursuant to such powers of attorney or other documents.  In servicing and administering any Nonsubserviced
Mortgage Loan, the Master Servicer shall, to the extent not  inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

         If the  Mortgage  relating  to a  Mortgage  Loan did not have a lien  senior to the  Mortgage  Loan on the  related  Mortgaged
Property as of the Cut-off Date, then the Master  Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the  Mortgage on the related  Mortgaged  Property.  If the  Mortgage  relating to a Mortgage  Loan had a lien senior to the Mortgage
Loan on the  related  Mortgaged  Property  as of the Cut-off  Date,  then the Master  Servicer,  in such  capacity,  may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

(i)      (A)               the  Mortgagor's   debt-to-income   ratio  resulting  from  such  refinancing  is  less  than  the  original debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however,  that in no instance shall the resulting
         Combined  Loan-to-Value  Ratio  ("Combined  Loan-to-Value  Ratio") of such Mortgage Loan be higher than that  permitted by the
         Program Guide; or

         (B)              the  resulting  Combined  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Combined
Loan-to-Value Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a "rate and term" mortgage loan
(meaning,  the Mortgagor does not receive any cash from the refinancing),  the Combined  Loan-to-Value Ratio may increase to the extent of either (x) the reasonable closing costs of such refinancing or (y) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

(ii)     the interest  rate,  or, in the case of an adjustable  rate existing  senior lien,  the maximum  interest  rate,  for the loan evidencing  the  refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest  rate, as the case  may be,  on the  loan  evidencing  the  existing  senior  lien  immediately  prior to the date of such  refinancing;
         provided,  however (A) if the loan  evidencing  the existing  senior lien prior to the date of  refinancing  has an adjustable rate and the loan  evidencing  the  refinanced  senior  lien has a fixed  rate,  then the  current  interest  rate on the loan evidencing  the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing the existing  senior lien and (B) if the loan  evidencing the existing  senior lien prior to the date of  refinancing  has a fixed rate and the loan evidencing the refinanced  senior lien has an adjustable  rate,  then the maximum  interest rate on the loan evidencing  the  refinanced  senior  lien  shall be less than or equal to (x) the  interest  rate on the loan  evidencing  the existing senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii)    the loan evidencing the refinanced senior lien is not subject to negative amortization.

(b)      The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take whatever actions as may be  necessary  to file a claim under or enforce or allow the Trustee to file a claim  under or enforce any title  insurance  policy with respect to any Mortgage Loan including,  without  limitation,  joining in or causing any Seller or Subservicer (or any other party in possession of any title insurance policy) to join in any claims process,  negotiations,  actions or proceedings  necessary to make a claim under or enforce any title  insurance  policy.  Notwithstanding  anything in this Agreement to the contrary,  the Master Servicer shall not (unless the  Mortgagor  is in default  with  respect to the  Mortgage  Loan or such default is, in the judgment of the Master
Servicer,  reasonably  foreseeable) make or permit any  modification,  waiver, or amendment of any term of any Mortgage Loan that would both  (i) effect  an exchange or  reissuance of such  Mortgage  Loan under  Section 1001  of the Code (or final,  temporary or proposed
Treasury regulations  promulgated  thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full  pursuant to  Section 3.13(d)  hereof) and (ii) cause any REMIC formed  hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on  "prohibited  transactions"  or  "contributions"  after the startup date under the REMIC Provisions.

(c)      In connection  with  servicing  and  administering  the Mortgage  Loans,  the Master  Servicer and any Affiliate of the Master
Servicer (i) may perform  services  such as  appraisals  and brokerage  services  that are  customarily  provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable  compensation  therefor in accordance with  Section 3.10 and (ii) may, at its own  discretion  and on  behalf  of the  Trustee,  obtain  credit  information  in the form of a  "credit  score"  from a Credit
Repository.

(d)      All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders, be added to the amount owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)      The Master  Servicer  may enter into one or more  agreements  in  connection  with the offering of  pass-through  certificates evidencing  interests in one or more of the  Certificates  providing for the payment by the Master Servicer of amounts  received by the
Master  Servicer as servicing  compensation  hereunder and required to cover  certain  Prepayment  Interest  Shortfalls on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)      The  relationship of the Master  Servicer (and of any successor to the Master  Servicer) to the Depositor under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(g)      The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

(a)      The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by  Residential  Funding and  Subservicers prior to the execution and delivery of this  Agreement,  and may enter into new  Subservicing  Agreements  with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage Loans.  Each Subservicer  shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing  mortgage  loans,  and in either case shall be  authorized  to transact  business in the state or states in which the related  Mortgaged  Properties  it is to service are situated,  if and to the extent required by applicable law to enable the  Subservicer to perform its obligations  hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage  servicer.  Each
Subservicer  of a Mortgage  Loan shall be  entitled to receive and retain,  as provided in the related  Subservicing  Agreement  and in
Section 3.07,  the related  Subservicing  Fee from  payments of interest  received on such  Mortgage  Loan after payment of all amounts required  to be remitted to the Master  Servicer in respect of such  Mortgage  Loan.  For any  Mortgage  Loan that is a  Nonsubserviced
Mortgage Loan, the Master  Servicer  shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  Unless the context otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master Servicer in  servicing  the  Mortgage  Loans  include  actions  taken or to be taken by a  Subservicer  on behalf of the Master  Servicer.  Each
Subservicing  Agreement  will be upon such terms and  conditions as are  generally  required by,  permitted by or  consistent  with the
Program  Guide and are not  inconsistent  with this  Agreement and as the Master  Servicer and the  Subservicer  have agreed.  With the approval of the Master Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such Subservicer will remain  obligated  under the related  Subservicing  Agreement.  The Master  Servicer and a Subservicer  may enter into  amendments thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for  information  and shall not be deemed to limit in any  respect  the  discretion  of the  Master  Servicer  to modify or enter  into different  Subservicing  Agreements;  provided,  however,  that any such amendments or different forms shall be consistent with and not violate the  provisions of either this  Agreement or the Program  Guide in a manner which would  materially  and  adversely  affect the interests of the  Certificateholders.  The Program Guide and any other Subservicing  Agreement entered into between the Master Servicer and any  Subservicer  shall  require the  Subservicer  to accurately  and fully report its borrower  credit files to each of the Credit
Repositories in a timely manner.

(b)      As  part  of  its  servicing  activities   hereunder,   the  Master  Servicer,   for  the  benefit  of  the  Trustee  and  the
Certificateholders,  shall  use its best  reasonable  efforts  to  enforce  the  obligations  of each  Subservicer  under  the  related
Subservicing  Agreement and of each Seller under the related Seller's  Agreement,  to the extent that the  non-performance  of any such obligation would have a material and adverse effect on a Mortgage Loan,  including,  without  limitation,  the obligation to purchase a
Mortgage Loan on account of defective  documentation,  as described in Section 2.02,  or on account of a breach of a representation  or warranty,  as  described  in  Section 2.04.  Such  enforcement,  including,  without  limitation,  the  legal  prosecution  of  claims, termination of Subservicing  Agreements or Seller's Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and  carried  out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business judgment  and which are normal and usual in its general  mortgage  servicing  activities.  The Master  Servicer  shall pay the costs of such  enforcement  at its own  expense,  and  shall be  reimbursed  therefor  only (i) from a  general  recovery  resulting  from  such enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such  enforcement is directed.  For purposes of clarification  only,  the parties agree that the foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be reimbursed for expenses that are incurred in connection  with the  enforcement  of a Seller's  obligations  and are  reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.     Successor Subservicers.

         The Master  Servicer shall be entitled to terminate any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however, that in the event of termination of any Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any Affiliate of  Residential  Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing  Agreement with a successor  Subservicer,  the Master  Servicer shall use reasonable  efforts to have the successor
Subservicer  assume  liability for the  representations  and warranties  made by the  terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer shall remain obligated and liable to the Trustee, and  Certificateholders  for the servicing and administering of the Mortgage Loans in accordance  with the  provisions of  Section 3.01  without  diminution of such  obligation or liability by virtue of such  Subservicing
Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master Servicer shall be entitled to enter into any  agreement  with a Subservicer  or Seller for  indemnification  of the Master  Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master
Servicer  alone,  and the  Trustee  and  Certificateholders  shall not be deemed  parties  thereto  and shall have no  claims,  rights, obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision  shall not in any way limit a  Subservicer's  obligation to cure an omission or defect or to repurchase a Mortgage
Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      In the event the Master  Servicer  shall for any reason no longer be the master  servicer  (including by reason of an Event of
Default),  the Trustee,  as successor  Master  Servicer,  its designee or its successor  shall  thereupon  assume all of the rights and obligations of the Master  Servicer  under each  Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the  successor  servicer for the Trustee  shall be deemed to have  assumed all of the Master  Servicer's  interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been assigned to the assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or  obligations  under the Subservicing Agreement.

(b)      The Master  Servicer  shall,  upon request of the Trustee but at the expense of the Master  Servicer,  deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage Loans then being serviced and an accounting of  amounts  collected  and held by it and  otherwise  use its best  efforts to effect  the  orderly  and  efficient  transfer  of each
Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the
Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary  Insurance Policy,  follow such collection  procedures as it would employ in its good faith business judgment and which are normal and usual in its general  mortgage  servicing  activities.  Consistent  with the foregoing,  the Master  Servicer may in its discretion  (subject to the terms and  conditions of the  Assignment  Agreement)  (i) waive any late payment  charge or any  prepayment charge or penalty  interest in  connection  with the  prepayment  of a Mortgage Loan and (ii) extend the Due Date for payments due on a
Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary  Insurance  Policy or materially  adversely  affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce  any  prepayment  charge to the extent  that such  enforcement  would  violate  any  applicable  law.  In the event of any such arrangement,  the Master  Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in accordance with the  amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however, that no such extension shall be made if any advance  would be a  Nonrecoverable  Advance.  Consistent  with the terms of this  Agreement,  the Master  Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the  postponement  of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's  determination such waiver,  modification,  postponement or indulgence is not materially  adverse to the interests of the  Certificateholders  (taking into account any estimated Realized Loss that might result absent such action),  provided,  however,  that the Master  Servicer may not modify  materially or permit any Subservicer to modify any
Mortgage  Loan,  including  without  limitation  any  modification  that would  change the  Mortgage  Rate,  forgive the payment of any principal  or  interest  (unless  in  connection  with the  liquidation  of the  related  Mortgage  Loan or except in  connection  with prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage Loan),  capitalize any amounts owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the  Mortgage  Loan,  or extend the final maturity date of such Mortgage Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master Servicer,  such default is reasonably  foreseeable.  No such  modification  shall reduce the Mortgage Rate on a Mortgage Loan below the greater of (A) one-half of the  Mortgage  Rate as in  effect  on the  Cut-off  Date and  (B) one-half  of the  Mortgage  Rate as in  effect on the date of such modification,  but not less than the sum of the Servicing Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity date for any Mortgage Loan shall not be extended  beyond the Maturity Date.  Also,  the aggregate  principal  balance of all Reportable  Modified  Mortgage Loans subject to Servicing  Modifications  (measured at the time of the Servicing  Modification  and after  giving  effect to any  Servicing  Modification)  can be no more than five  percent  of the  aggregate  principal  balance of the
Mortgage  Loans as of the Cut-off Date,  provided,  that such limit may be increased  from time to time if each Rating Agency  provides written  confirmation  that an increase in excess of that limit will not reduce the rating  assigned to any  Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such Rating  Agency.  In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such Mortgage
Loan must be fully  amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding  principal  balance of a Mortgage  Loan only once during the life of such  Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding sentence  shall be  implemented  in  accordance  with the Program  Guide and may be  implemented  only by  Subservicers  that have been approved by the Master  Servicer for such purposes.  In connection  with any  Curtailment of a Mortgage Loan, the Master  Servicer,  to
the extent not  inconsistent  with the terms of the  Mortgage  Note and local law and  practice,  may  permit the  Mortgage  Loan to be re-amortized  such that the Monthly  Payment is  recalculated  as an amount that will fully  amortize the remaining  principal  balance thereof by the original maturity date based on the original Mortgage Rate;  provided,  that such reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided herein, the following payments and collections  remitted by
Subservicers  or received  by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off  Date (other than in respect of Monthly
Payments due before or in the month of the Cut-off Date):

(i)      All payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the Mortgage  Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans,  including the interest  component of any  Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii)    Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03, 2.04 or 4.07 (including  amounts received from
         Residential  Funding  pursuant to the last  paragraph of Section 4 of the  Assignment  Agreement in respect of any  liability, penalty or expense that resulted  from a breach of the  representation  and warranty set forth in clause  (xlvii) of Section 4 of the  Assignment  Agreement) and all amounts  required to be deposited in connection  with the  substitution  of a Qualified
         Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts required to be deposited  pursuant to  Section 3.07(c)  and any payments or collections  received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that,  without limiting the  generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of Monthly
Payments due before or in the month of the Cut-off Date) and payments or collections  consisting of late payment  charges or assumption fees may but need not be  deposited  by the Master  Servicer  in the  Custodial  Account.  In the event any amount not  required  to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time  withdraw  such amount from the  Custodial
Account,  any provision  herein to the contrary  notwithstanding.  The  Custodial  Account may contain funds that belong to one or more trust funds  created  for  mortgage  pass-through  certificates  of other  series and may contain  other funds  respecting  payments on mortgage  loans  belonging  to the Master  Servicer  or serviced or master  serviced  by it on behalf of others.  Notwithstanding  such commingling of funds,  the Master  Servicer shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been  identified  by it as being  attributable  to the  Mortgage  Loans.  With  respect to  Insurance  Proceeds,  Liquidation
Proceeds,  REO Proceeds,  Subsequent  Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03,
2.04 and 4.07  received in any  calendar  month,  the Master  Servicer  may elect to treat such  amounts as  included in the  Available
Distribution  Amount for the  Distribution  Date in the month of  receipt,  but is not  obligated  to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized  Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)      The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial  Account to invest the funds in the  Custodial  Account  attributable  to the Mortgage  Loans in Permitted  Investments  which shall mature not later than the
Certificate  Account  Deposit  Date next  following  the date of such  investment  (with the  exception  of the Amount  Held for Future
Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All  income and gain  realized  from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred  in  respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master  Servicer out of its
own funds immediately as realized.

(d)      The Master  Servicer  shall give notice to the  Trustee  and the  Depositor  of any change in the  location  of the  Custodial
Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a Subservicer  is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement,  the Master  Servicer
shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts which shall be an Eligible  Account or, if such account is not an Eligible  Account,  shall generally  satisfy the  requirements of the
Program Guide and be otherwise  acceptable to the Master Servicer and each Rating Agency.  The Subservicer  will be required thereby to deposit  into the  Subservicing  Account on a daily  basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses, to the extent permitted by the Subservicing  Agreement.  If the Subservicing
Account is not an Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such monies upon receipt  thereof by the
Subservicer.  The Subservicer  shall not be required to deposit in the  Subservicing  Account  payments or collections in the nature of late  charges or  assumption  fees,  or payments or  collections  received in the nature of  prepayment  charges to the extent that the
Subservicer  is  entitled  to retain such  amounts  pursuant to the  Subservicing  Agreement.  On or before the date  specified  in the
Program Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master  Servicer  for deposit in the  Custodial  Account  all funds held in the  Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer  that are required to be remitted to the Master  Servicer.  The
Subservicer will also be required,  pursuant to the  Subservicing  Agreement,  to advance on such scheduled date of remittance  amounts equal to any  scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage  Loans for which payment was not received by the  Subservicer.  This  obligation  to advance with respect to each  Mortgage Loan will continue up to and including  the first of the month  following  the date on which the  related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The Subservicer may also be required,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or  Modified Net Mortgage  Rate plus the rate per annum at which the
Servicing  Fee  accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received  by such  Subservicer  in respect of a
Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such Curtailment to the first day of the following  month.  Any amounts paid by a  Subservicer  pursuant to the  preceding  sentence  shall be for the benefit of the
Master  Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal or order from time to time pursuant to
Sections 3.10(a)(iv) and (v).

(c)      In addition to the Custodial Account and the Certificate  Account,  the Master Servicer shall for any Nonsubserviced  Mortgage
Loan, and shall cause the  Subservicers for Subserviced  Mortgage Loans to,  establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers) for the payment of taxes,  assessments, hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items for the account of the Mortgagors.
Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable to the Master  Servicer,  may also function as a Subservicing  Account.  Withdrawals of amounts  related to the Mortgage  Loans from the  Servicing  Accounts may be made only to effect timely  payment of taxes,  assessments,  hazard  insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master Servicer or Subservicer out of related  collections  for any payments made pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a)
(with respect to hazard  insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest,  if required,  to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination  of this Agreement in accordance with  Section 9.01 or in accordance  with the Program Guide. As part of its servicing  duties,  the Master
Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the  payments  referred to in the  preceding  subsection  that are not timely paid by the
Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required  so to advance  only to the extent that such  advances,  in the good faith  judgment of the
Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that compliance with this  Section 3.09  shall make any Class of  Certificates  legal for investment by federally insured savings and loan associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the
Office of Thrift  Supervision or the FDIC and the supervisory  agents and examiners thereof access to the  documentation  regarding the
Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal business hours at the offices  designated by the Master  Servicer.  The Master Servicer shall  permit such  representatives  to photocopy  any such  documentation  and shall  provide  equipment  for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)      to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii)     to reimburse itself or the related  Subservicer for previously  unreimbursed  Advances,  Servicing  Advances or other expenses made pursuant to Sections 3.01, 3.07(a),  3.08, 3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and proceeds  from the purchase of a Mortgage Loan pursuant to  Section 2.02,  2.03,  2.04 or 4.07) which represent (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to Section 4.04 and  (B) recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)    to pay to itself or the related  Subservicer (if not previously  retained by such Subservicer) out of each payment received by the Master  Servicer on account of interest on a Mortgage Loan as  contemplated  by Sections 3.14 and 3.16, an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not previously  retained)  which,  when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the amount specified in the amortization  schedule of the related Mortgage Loan as the principal  balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation  any interest or investment  income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  a Seller,  Residential  Funding,  the Depositor or any other appropriate Person, as the case may be, with  respect to each  Mortgage  Loan or property  acquired in respect  thereof  that has been  purchased or otherwise transferred  pursuant to  Section 2.02,  2.03,  2.04,  4.07 or 9.01,  all  amounts  received  thereon  and not  required to be distributed  to  Certificateholders  as of the date on which  the  related  Stated  Principal  Balance  or  Purchase  Price is determined;

(vii)    to reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing  Advance made in connection with a modified  Mortgage Loan that is in default or, in the judgment of the Master Servicer,  default is reasonably  foreseeable pursuant to Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
         a prior calendar month;

(viii)   to  reimburse  itself  or the  Depositor  for  expenses  incurred  by and  reimbursable  to it or the  Depositor  pursuant  to
         Section 3.01(a),  3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase,  substitution or  indemnification  obligation  of any Seller  (other than the  Depositor or an Affiliate of the  Depositor)  pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for amounts  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property  damaged by an Uninsured  Cause,  and (b) in  connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above;

(x)      to pay the Credit Risk Manager the Credit Risk Manager Fee; and

(xi)     to withdraw  any amount  deposited  in the  Custodial  Account  that was not  required  to be  deposited  therein  pursuant to
         Section 3.07,  including  any payoff fees or  penalties  or any other  additional  amounts  payable to the Master  Servicer or
         Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since,  in connection  with  withdrawals  pursuant to clauses (ii),  (iii),  (v) and (vi), the Master  Servicer's  entitlement thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Master  Servicer  shall keep and maintain separate  accounting,  on a Mortgage  Loan by Mortgage  Loan basis,  for the purpose of justifying  any  withdrawal  from the Custodial
Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer  for any advance made in respect of a
Mortgage Loan that the Master Servicer  determines to be a Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on  deposit  therein  attributable  to the  Mortgage  Loans  on any  Certificate  Account  Deposit  Date  succeeding  the  date of such determination.  Such  right of  reimbursement  in  respect  of a  Nonrecoverable  Advance  relating  to an  Advance  made  pursuant  to
Section 4.04  on any such  Certificate  Account  Deposit Date shall be limited to an amount not  exceeding  the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)      The Master  Servicer shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer,  would have been covered  thereunder.  To the extent coverage is available,  the Master Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy  until the  principal  balance of the related  Mortgage  Loan  secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a Mortgage  Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such Primary  Insurance
Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer  canceling or refusing to renew any such Primary
Insurance  Policy  applicable  to a Mortgage  Loan  subserviced  by it,  that is in effect at the date of the  initial  issuance of the
Certificates  and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy for such  canceled or non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability is  acceptable  to each Rating  Agency for  mortgage pass-through  certificates  having a rating equal to or better than the lower of the then-current  rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

(b)      In connection with its activities as  administrator  and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the  related  Subservicer  to  present,  on behalf of the  Master  Servicer,  the  Subservicer,  if any,  the  Trustee  and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance with such policies, and, in this regard,  to take or cause to be taken such  reasonable  action as shall be necessary to permit  recovery under any Primary
Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance  Policies shall be deposited in the Custodial Account,  subject to withdrawal  pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer shall cause to be maintained  for each Mortgage Loan fire  insurance with extended  coverage in an amount which is equal to the  lesser of the  principal  balance  owing on such  Mortgage  Loan  (together  with the  principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan) or 100% of the  insurable  value of the  improvements;  provided, however,  that  such  coverage  may not be less  than the  minimum  amount  required  to fully  compensate  for any loss or damage on a replacement  cost basis. To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall replace any  Subservicer  that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master  Servicer shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan, fire insurance  with  extended  coverage  in an amount  which is at least  equal to the amount  necessary  to avoid the  application  of any co-insurance  clause contained in the related hazard insurance  policy.  Pursuant to Section 3.07,  any amounts collected by the Master
Servicer under any such policies  (other than amounts to be applied to the restoration or repair of the related  Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance  with the Master  Servicer's  normal  servicing  procedures)
shall be  deposited  in the  Custodial  Account,  subject to  withdrawal  pursuant  to  Section 3.10.  Any cost  incurred by the Master
Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly  distributions to  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the Mortgage  Loan so permit.  Such costs shall be  recoverable  by the Master  Servicer out of related late  payments by the  Mortgagor or out of Insurance  Proceeds and  Liquidation
Proceeds to the extent  permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor or maintained  on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable laws and  regulations  as shall at any time be in force and as shall  require such  additional  insurance.  Whenever  the  improvements securing a Mortgage Loan are located at the time of  origination of such Mortgage Loan in a federally  designated  special flood hazard area,  the Master  Servicer  shall cause flood  insurance (to the extent  available) to be  maintained in respect  thereof.  Such flood insurance  shall be in an amount equal to the lesser of (i) the amount  required to compensate  for any loss or damage to the Mortgaged
Property on a replacement cost basis and (ii) the maximum amount of such insurance  available for the related Mortgaged  Property under the national flood  insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such program).

         In the event that the Master  Servicer  shall obtain and  maintain a blanket  fire  insurance  policy with  extended  coverage insuring  against hazard losses on all of the Mortgage Loans, it shall  conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this  Section 3.12(a),  it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall,  in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy  complying  with the first  sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible clause.  Any  such  deposit  by the  Master  Servicer  shall  be made on the  Certificate  Account  Deposit  Date  next  preceding  the
Distribution  Date which occurs in the month  following the month in which  payments under any such policy would have been deposited in the Custodial  Account.  In connection with its activities as  administrator  and servicer of the Mortgage  Loans,  the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

(b)      The Master  Servicer  shall  obtain and maintain at its own expense and keep in full force and effect  throughout  the term of this  Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in  connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater, with respect to the Master  Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or
Freddie  Mac.  In the event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a  comparable replacement bond or policy from an issuer or insurer,  as the case may be, meeting the  requirements,  if any, of the Program Guide and acceptable to the Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize coverage under any Required  Insurance  Policy.  Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default  under this  Section 3.13(a)  by reason of any  transfer or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and (ii) if the Master  Servicer  determines  that it is  reasonably  likely  that any  Mortgagor  will  bring,  or if any
Mortgagor  does bring,  legal  action to declare  invalid or otherwise  avoid  enforcement  of a  due-on-sale  clause  contained in any
Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the Master  Servicer's duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such Person is to enter into an  assumption  or modification  agreement or  supplement  to the  Mortgage  Note or Mortgage  which  requires  the  signature  of the  Trustee,  or if an instrument of release  signed by the Trustee is required  releasing  the  Mortgagor  from  liability on the Mortgage  Loan,  the Master
Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver, on behalf of the Trustee, the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such  modification  agreement  or supplement  to the  Mortgage  Note or  Mortgage or other  instruments  as are  reasonable  or  necessary  to carry out the terms of the
Mortgage  Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged
Property to such Person;  provided,  however,  none of such terms and requirements  shall both constitute a "significant  modification"
effecting  an exchange or  reissuance  of such  Mortgage  Loan under the Code (or final,  temporary  or proposed  Treasury  regulations promulgated  thereunder)  and cause any  REMIC created  hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited  transactions"  or  "contributions"  after the Startup Date under the REMIC  Provisions.  The Master  Servicer shall execute and deliver such  documents  only if it reasonably  determines  that (i) its  execution and delivery  thereof will not conflict with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any  required  consents  of  insurers  under any  Required  Insurance  Policies  have been  obtained  and (iii)
subsequent to the closing of the  transaction  involving  the  assumption or transfer (A) the Mortgage Loan will continue to be secured by a first  mortgage  lien (or,  with respect to any junior lien, a junior lien of the same  priority in relation to any senior lien on such Mortgage  Loan)  pursuant to the terms of the Mortgage,  (B) such  transaction  will not adversely  affect the coverage  under any
Required  Insurance  Policies,  (C) the Mortgage Loan will fully amortize over the remaining term thereof,  (D) no material term of the
Mortgage  Loan  (including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and  (E)  if  the  seller/transferor  of  the  Mortgaged  Property  is  to be  released  from  liability  on  the  Mortgage  Loan,  the buyer/transferee  of the  Mortgaged  Property  would be  qualified to assume the Mortgage  Loan based on  generally  comparable  credit quality and such release will not (based on the Master  Servicer's or  Subservicer's  good faith  determination)  adversely  affect the collectability  of the  Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in  accordance  with the foregoing,  the Trustee shall execute any necessary  instruments  for such  assumption or  substitution of liability as directed by the
Master  Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the  modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the  Custodian  and deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Master Servicer or such related  Subservicer  for entering into an assumption or  substitution of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)      The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial  release of the  related  Mortgaged  Property,  the  granting  of an  easement  thereon in favor of another  Person,  any alteration or demolition of the related  Mortgaged  Property or other similar matters if it has  determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the security  for, and the timely and full  collectability  of, such Mortgage Loan would not be adversely  affected  thereby and that any REMIC created  hereunder would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to  Section 10.01(f))  that no tax on
"prohibited  transactions"  or  "contributions"  after the Startup  Date would be imposed on any REMIC  created  hereunder  as a result thereof.  Any fee collected by the Master  Servicer or the related  Subservicer  for processing  such a request will be retained by the
Master Servicer or such Subservicer as additional servicing compensation.

(d)      Subject to any other applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage
Loan  following  such proposed  assignment  provides the Trustee and Master  Servicer with a "Lender  Certification  for  Assignment of
Mortgage  Loan" in the form  attached  hereto as  Exhibit M,  in form and substance  satisfactory  to the Trustee and Master  Servicer, providing  the  following:  (i) that the  Mortgage  Loan is  secured  by  Mortgaged  Property  located  in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien  priority,  minimize or avoid mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction  is solely to comply with, or facilitate the transaction  under,  such local laws; (iii) that the Mortgage Loan following the proposed  assignment will have a rate of interest more than the  greater of (A) 3% and (B) 5% of the annual  yield of the  unmodified  Mortgage  Loan,  below or above the rate of interest on such  Mortgage  Loan prior to such  proposed  assignment;  and (iv) that such  assignment  is at the request of the borrower  under the related  Mortgage Loan. Upon approval of an assignment in lieu of  satisfaction  with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage  Loan, and the Master
Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may  include an REO  Acquisition)  the ownership  of  properties  securing  such of the Mortgage  Loans as come into and  continue in default and as to which no  satisfactory arrangements can be made for collection of delinquent  payments pursuant to Section 3.07.  Alternatively,  the Master Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include (i)  accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor)
or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to  facilitate  refinancing  transactions  by the  Mortgagor not  involving a sale of the  Mortgaged  Property),  (ii)  arranging for a repayment  plan or (iii) agreeing to a modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure or other conversion or action, the Master Servicer shall,  consistent with  Section 3.11,  follow such practices and procedures as it shall deem necessary  or  advisable,  as shall be normal and usual in its  general  mortgage  servicing  activities  and as shall be  required  or permitted by the Program Guide;  provided that the Master Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection with any such  foreclosure or other  conversion or action in a manner that is consistent with the provisions of this Agreement.  The Master Servicer,  however,  shall not be required to expend its own funds or incur other  reimbursable  charges in connection  with any  foreclosure,  or attempted  foreclosure  which is not  completed,  or towards the  correction of any default on a related senior mortgage loan, or towards the restoration of any property  unless it shall  determine (i) that such  restoration  and/or foreclosure  will increase the proceeds of  liquidation  of the Mortgage Loan to Holders of  Certificates  of one or more Classes after reimbursement  to itself for such  expenses  or charges  and (ii) that such  expenses  and charges  will be  recoverable  to it through
Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the  Custodial  Account  pursuant to  Section 3.10,  whether or not such  expenses  and charges are actually  recoverable  from related
Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds).  In the event of such a determination by the Master Servicer  pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to Section 3.10.  In addition,  the Master  Servicer may pursue any  remedies  that may be available in  connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage  Loan in accordance  with  Sections  2.03 and 2.04.  However,  the Master  Servicer is not
required to continue to pursue both  foreclosure  (or similar  remedies)  with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer  determines in its reasonable  discretion that one such remedy is more likely to result in a greater  recovery as to the Mortgage  Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition, following the deposit in the Custodial  Account of all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries referred to in the  definition  of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written notification  of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the
Master  Servicer the related  Mortgage  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the Master Servicer or its designee, as the  case  may  be,  the  related  Mortgage  Loan,  and  thereafter  such  Mortgage  Loan  shall  not be  part  of the  Trust  Fund.
Notwithstanding  the foregoing or any other provision of this Agreement,  in the Master  Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or REO  Disposition may be
deemed to have occurred if  substantially  all amounts  expected by the Master  Servicer to be received in connection  with the related defaulted  Mortgage  Loan or REO Property  have been  received,  and (ii) for  purposes of  determining  the amount of any  Liquidation
Proceeds,  Insurance  Proceeds,  REO Proceeds or other unscheduled  collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated  additional  liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an REO Property by  foreclosure or by deed in  lieu of  foreclosure,  the  deed  or  certificate  of  sale  shall  be  issued  to the  Trustee  or to its  nominee  on  behalf  of
Certificateholders.  Notwithstanding  any such  acquisition of title and  cancellation of the related  Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property  shall be sold.  Consistent  with the  foregoing  for purposes of all  calculations  hereunder so long as such REO  Property  shall  be  considered  to be an  Outstanding  Mortgage  Loan it shall be  assumed  that,  notwithstanding  that the indebtedness  evidenced by the related  Mortgage  Note shall have been  discharged,  such  Mortgage  Note and the related  amortization schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any previous  Curtailments  and before any adjustment  thereto by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires  any REO  Property  as  aforesaid  or  otherwise  in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO Property as soon as practicable,  giving due consideration to the interests of the Certificateholders,  but in all cases, within three full years after the taxable year of its  acquisition  by the Trust Fund for purposes of  Section 860G(a)(8)  of the Code (or such shorter  period as may be necessary  under  applicable  state  (including  any state in which such  property is located) law to maintain the status of each REMIC created  hereunder  as a REMIC under  applicable  state law and avoid taxes  resulting  from such  property  failing to be  foreclosure property  under  applicable  state law) or, at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace period would  otherwise  expire,  an extension of such grace  period  unless the Master  Servicer  (subject to  Section 10.01(f))
obtains for the  Trustee an Opinion of Counsel,  addressed  to the Trustee and the Master  Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"
as defined in  Section 860F  of the Code or cause any REMIC  created  hereunder  to fail to  qualify  as a REMIC (for  federal  (or any applicable State or local) income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be  reimbursed  from the  Custodial  Account for any costs  incurred in obtaining  such Opinion of Counsel,  as provided in
Section 3.10.  Notwithstanding  any other provision of this Agreement,  no REO Property  acquired by the Trust Fund shall be rented (or allowed to  continue to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the Code or (ii)  subject  any REMIC  created  hereunder  to the  imposition  of any  federal  income  taxes on the income  earned from such REO
Property,  including any taxes imposed by reason of  Section 860G(c)  of the Code,  unless the Master  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery (other than Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,
Insurance  Proceeds or REO Proceeds,  will be applied in the following  order of priority:  first,  to reimburse the Master Servicer or the related Subservicer in accordance with  Section 3.10(a)(ii);  second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate in
the case of a Modified  Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution  Date on which such amounts are to be distributed;  third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property);  fourth, to all Servicing Fees and Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer  shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)      In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person,  in connection  with any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the
Master Servicer shall cause  compliance with the provisions of Treasury  Regulation Section 1.1445-2(d)(3)  (or any successor  thereto)
necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

(a)      Upon  becoming  aware  of the  payment  in full of any  Mortgage  Loan,  or upon  the  receipt  by the  Master  Servicer  of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer  shall  immediately notify the  Trustee (if it holds the  related  Mortgage  File) or the  Custodian  by a  certification  of a  Servicing  Officer  (which certification  shall  include a statement  to the effect that all amounts  received or to be received in  connection  with such payment which  are  required  to be  deposited  in the  Custodial  Account  pursuant  to  Section 3.07  have  been or  will  be so  deposited), substantially in the form attached hereto as Exhibit G,  or, in the case of a Custodian,  an electronic request in a form acceptable to the  Custodian,  requesting  delivery to it of the Mortgage File.  Upon receipt of such  certification  and request,  the Trustee shall promptly  release,  or cause the  Custodian  to release,  the related  Mortgage  File to the Master  Servicer.  The Master  Servicer is
authorized to execute and deliver to the Mortgagor the request for  reconveyance,  deed of  reconveyance  or release or satisfaction of mortgage or such  instrument  releasing  the lien of the  Mortgage,  together  with the Mortgage  Note with,  as  appropriate,  written evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such Mortgage and to execute and  deliver,  on behalf  of the  Trustee  and the  Certificateholders  or any of them,  any and all  instruments  of  satisfaction  or cancellation or of partial or full release,  including any applicable UCC termination  statements.  No expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)      From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master  Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in the form attached as Exhibit G hereto,  or, in the case of a Custodian,  an electronic  request in a form  acceptable to the Custodian,  requesting that possession of all, or any document  constituting  part of, the Mortgage File be released to the Master  Servicer and  certifying as to the reason for such  release and that such release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage  Loan under any
Required Insurance Policy. Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the Custodian to deliver,  the Mortgage
File or any document  therein to the Master  Servicer.  The Master  Servicer shall cause each Mortgage File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee  when the need  therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been liquidated and the Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the  Mortgage File or such document has been delivered  directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing Officer  certifying as to the name and address of the Person to which such Mortgage File or such  document was  delivered and the purpose or purposes of such  delivery.  In the event of the  liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect  thereto to the Master  Servicer upon the  Trustee's  receipt of  notification  from the Master  Servicer  of the  deposit of the  related  Liquidation  Proceeds in the
Custodial Account.

(c)      The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary, any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure or trustee's sale in respect of a
Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to
obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not  invalidate  any insurance  coverage under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the  amounts  provided  for by clauses  (iii),  (iv),  (v) and (vi) of  Section 3.10(a),  subject  to clause  (e) below.  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis.  In the event
that   Liquidation   Proceeds,   Insurance   Proceeds  and  REO  Proceeds   (net  of  amounts   reimbursable   therefrom   pursuant  to
Section 3.10(a)(ii))  in respect of a Cash  Liquidation or REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest  accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  the Master  Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment income on amounts in the
Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the Master Servicer or the Subservicer to the extent provided  herein,  subject to clause (e) below.  Prepayment  charges shall be deposited into the Certificate  Account and shall be paid on each Distribution Date to the holders of the Class SB Certificates.

(c)      The Master  Servicer  shall be required to pay,  or cause to be paid,  all  expenses  incurred  by it in  connection  with its servicing activities  hereunder (including payment of premiums for the Primary Insurance Policies,  if any, to the extent such premiums are not required to be paid by the related  Mortgagors,  and the fees and expenses of the Trustee and any  Custodian)  and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)      The  Master  Servicer's  right to  receive  servicing  compensation  may not be  transferred  in whole  or in part  except  in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and (b) above,  the amount of servicing  compensation  that the Master Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by the amount of  Compensating  Interest (if any) for such  Distribution  Date used to cover  Prepayment  Interest  Shortfalls  as provided in
Section 3.16(f)  below. Such reduction shall be applied during such period as follows:  first, to any Servicing Fee or Subservicing Fee to which the Master  Servicer is entitled  pursuant  to  Section 3.10(a)(iii);  and  second,  to any income or gain  realized  from any investment of funds held in the  Custodial  Account or the  Certificate  Account to which the Master  Servicer is entitled  pursuant to
Sections  3.07(c) or 4.01(c),  respectively.  In making such  reduction,  the Master  Servicer  shall not withdraw  from the  Custodial
Account any such amount  representing  all or a portion of the Servicing Fee to which it is entitled  pursuant to  Section 3.10(a)(iii)
and shall not  withdraw  from the  Custodial  Account or  Certificate  Account  any such  amount to which it is  entitled  pursuant  to
Section 3.07(c) or 4.01(c).

(f)      With respect to any  Distribution  Date,  Prepayment  Interest  Shortfalls on the Mortgage Loans will be covered first, by the
Master Servicer, but only to the extent such Prepayment Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than fifteen days  after it receives a written request from the Trustee or the Depositor,  the Master Servicer shall forward to the Trustee and the  Depositor a statement,  certified by a Servicing  Officer,  setting  forth the status of the  Custodial
Account as of the close of business on such Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such  statement,  the aggregate of deposits in or withdrawals  from the Custodial  Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or
(b) with respect to any calendar  year during which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the  Commission,  (i) a servicing  assessment  as described in Section 4.03(f)(ii)  and (ii) a servicer compliance statement,  signed by an authorized officer of the Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(A)      A review of the Master  Servicer's  activities  during the reporting  period and of its  performance  under this Agreement has been made under such officer's supervision.

(B)      To the best of such  officer's  knowledge,  based on such review,  the Master  Servicer has fulfilled  all of its  obligations under this  Agreement in all material  respects  throughout  the reporting  period or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying  each such failure  known to such officer and the nature and status thereof.

         The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties  participating  in the servicing function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a
Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year or (b) with  respect to any calendar  year during which the  Depositor's annual  report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
Commission,  the date on which  the  annual  report is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the Commission,  the Master Servicer at its expense shall cause a firm of independent  public  accountants,  which shall be members of the American  Institute of Certified  Public  Accountants,  to furnish to the Depositor  and the Trustee the  attestation required under Item 1122(b) of  Regulation AB.  In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent public accountants substantially in accordance with standards  established by the American Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable  notice,  during normal business hours access to all records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder  and access to officers of the
Master Servicer  responsible for such obligations.  Upon request,  the Master Servicer shall furnish the Depositor with its most recent financial  statements  and such other  information  as the Master  Servicer  possesses  regarding its business,  affairs,  property and condition,  financial or otherwise.  The Master Servicer shall also cooperate with all reasonable  requests for information  including, but not limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the Certificates from any Person or
Persons  identified  by the  Depositor  or  Residential  Funding.  The  Depositor  may enforce the  obligation  of the Master  Servicer hereunder  and may,  but it is not  obligated  to,  perform or cause a designee  to perform,  any  defaulted  obligation  of the Master
Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the Depositor or its  designee.  Neither the Depositor nor the
Trustee shall have the  responsibility  or liability for any action or failure to act by the Master Servicer and they are not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     [Reserved].

Section 3.22.     Advance Facility.

(a)      The Master  Servicer is hereby  authorized  to enter into a financing or other  facility  (any such  arrangement,  an "Advance
Facility")  under  which (1) the Master  Servicer  sells,  assigns or pledges to  another  Person (an  "Advancing  Person")  the Master
Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances and/or (2) an Advancing  Person agrees to fund some or all Advances  and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this  Agreement.  No consent of the Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master  Servicer may enter into an Advance  Facility.  Notwithstanding  the existence of any Advance Facility under which an Advancing Person agrees to fund
Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master Servicer shall remain  obligated  pursuant to this
Agreement to make Advances and Servicing  Advances  pursuant to and as required by this  Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an Advancing  Person remains  entitled to receive  reimbursement  for any Advances  including
Nonrecoverable  Advances ("Advance  Reimbursement  Amounts") and/or Servicing Advances including  Nonrecoverable  Advances  ("Servicing
Advance Reimbursement  Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of Reimbursement  Amount is included in the Advance  Facility),  as applicable,  pursuant to this Agreement,  then the Master
Servicer shall identify such  Reimbursement  Amounts  consistent with the  reimbursement  rights set forth in  Section 3.10(a)(ii)  and
(vii) and remit such  Reimbursement  Amounts in accordance with this  Section 3.22  or otherwise in accordance  with the  documentation establishing  the Advance  Facility to such  Advancing  Person or to a trustee,  agent or  custodian  (an "Advance  Facility  Trustee")
designated by such Advancing Person in an Advance Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing, if so required  pursuant to the terms of the Advance  Facility,  the Master  Servicer  may direct,  and if so directed in writing,  the
Trustee is hereby  authorized to and shall pay to the Advance Facility Trustee the  Reimbursement  Amounts  identified  pursuant to the preceding  sentence.  An Advancing Person whose obligations  hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the  qualifications of a Master Servicer or a Subservicer  pursuant to  Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall
Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be  included  in the  Available  Distribution  Amount or distributed to Certificateholders.

(b)      If the Master  Servicer  enters into an Advance  Facility  and makes the  election  set forth in  Section 3.22(a),  the Master
Servicer and the related  Advancing Person shall deliver to the Trustee a written notice and payment  instruction (an "Advance Facility
Notice"),  providing the Trustee with written payment instructions as to where to remit Advance  Reimbursement Amounts and/or Servicing
Advance  Reimbursement  Amounts  (each to the extent such type of  Reimbursement  Amount is included  within the Advance  Facility)  on subsequent  Distribution  Dates. The payment  instruction shall require the applicable  Reimbursement  Amounts to be distributed to the
Advancing Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written  direction of the Master Servicer and the related  Advancing  Person (and any related Advance  Facility
Trustee).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances and/or  Servicing  Advances made with respect to the Mortgage Loans for which the Master  Servicer would be permitted to reimburse  itself in accordance  with  Section 3.10(a)(ii)  and
(vii) hereof,  assuming the Master  Servicer or the  Advancing  Person had made the related  Advance(s)  and/or  Servicing  Advance(s).
Notwithstanding  the foregoing,  except with respect to reimbursement of  Nonrecoverable  Advances as set forth in  Section 3.10(c)  of this Agreement,  no Person shall be entitled to  reimbursement  from funds held in the Certificate  Account for future  distribution to
Certificateholders  pursuant to this  Agreement.  Neither the Depositor  nor the Trustee shall have any duty or liability  with respect to the calculation of any  Reimbursement  Amount,  nor shall the Depositor or the Trustee have any  responsibility  to track or monitor the  administration  of the Advance  Facility  and the  Depositor  shall not have any  responsibility  to track,  monitor or verify the payment of Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any successor  master servicer a detailed  accounting on a loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor  master servicer shall be entitled to rely on any such information provided by the Master Servicer, and the successor master servicer shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the  Trustee  agrees to  execute  such  acknowledgments, certificates,  and other documents reasonably  satisfactory to the Trustee provided by the Master Servicer and reasonable  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance  Facility  Trustee in such  Reimbursement  Amounts as the
Master  Servicer  may cause to be made  subject to Advance  Facilities  pursuant  to this  Section 3.22,  and such other  documents  in connection  with such Advance  Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance  Facility
Trustee and reasonably satisfactory to the Trustee.

(e)      Reimbursement  Amounts  collected with respect to each Mortgage Loan shall be allocated to outstanding  unreimbursed  Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in,  first out" ("FIFO") basis,  subject to the qualifications set forth below:

(i)      Any successor  Master  Servicer to Residential  Funding (a "Successor  Master  Servicer") and the Advancing  Person or Advance
         Facility  Trustee  shall be  required  to  apply  all  amounts  available  in  accordance  with  this  Section 3.22(e)  to the reimbursement  of Advances  and  Servicing  Advances in the manner  provided  for herein;  provided,  however,  that after the succession  of a Successor  Master  Servicer,  (A) to the extent that any Advances or Servicing  Advances  with respect to any particular  Mortgage Loan are reimbursed  from payments or recoveries,  if any, from the related  Mortgagor,  and  Liquidation
         Proceeds or Insurance  Proceeds,  if any, with respect to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the
         Advancing Person or Advance  Facility  Trustee in respect of Advances and/or Servicing  Advances related to that Mortgage Loan to the  extent of the  interest  of the  Advancing  Person or  Advance  Facility  Trustee in such  Advances  and/or  Servicing
         Advances,  second to the Master Servicer in respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person  has an  interest,  and  third,  to the
         Successor  Master  Servicer in respect of any other Advances  and/or  Servicing  Advances  related to that Mortgage Loan, from such  sources as and when  collected,  and (B)  reimbursements  of Advances and  Servicing  Advances  that are  Nonrecoverable
         Advances shall be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and any such Successor
         Master Servicer, on the other hand, on the basis of the respective aggregate  outstanding  unreimbursed Advances and Servicing
         Advances that are Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances  or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the FIFO allocation  made pursuant to this  Section 3.22(e),  some or all of a  Reimbursement  Amount paid to the  Advancing  Person or
         Advance Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than Residential  Funding or the Advancing Person or Advance Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be required to remit any  portion of such  Reimbursement  Amount to the Person  entitled  to such  portion of such  Reimbursement  Amount.
         Without  limiting the  generality  of the  foregoing,  Residential  Funding  shall  remain  entitled to be  reimbursed  by the
         Advancing  Person or Advance  Facility  Trustee for all Advances and Servicing  Advances funded by Residential  Funding to the extent the related  Reimbursement  Amount(s)  have not been  assigned or pledged to an  Advancing  Person or Advance  Facility
         Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related
         Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or Advance  Facility  Trustee on each date of remittance  thereof to such Advancing Person or Advance
         Facility  Trustee,  to  enable  the  Advancing  Person  or  Advance  Facility  Trustee  to make  the FIFO  allocation  of each
         Reimbursement Amount with respect to each Mortgage Loan.

(ii)     By way of  illustration,  and not by way of limiting the generality of the  foregoing,  if the Master  Servicer  resigns or is terminated  at a time when the Master  Servicer is a party to an Advance  Facility,  and is  replaced  by a  Successor  Master
         Servicer,  and the Successor  Master  Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in  connection  with a liquidation  of such Mortgage
         Loan) will be allocated first to the Advancing  Person or Advance  Facility  Trustee until the related  Reimbursement  Amounts attributable  to such Mortgage Loan that are owed to the Master  Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been reimbursed in full, at which point the
         Successor Master Servicer shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.  To the extent that the Advances or Servicing  Advances are
         Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the reimbursement paid in this  manner will be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and the
         Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all Advances and Servicing  Advances  funded by the Master
Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)      Any  amendment to this  Section 3.22  or to any other  provision of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance Facility as described  generally in this Section 3.22,  including  amendments to add provisions relating to a successor  master servicer,  may be entered into by the Trustee,  the Depositor and the Master Servicer without the consent of any
Certificateholder,  with  written  confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings on any class of the  Certificates  below the lesser of the then current or original  ratings on such  Certificates and delivery of an Opinion of  Counsel as  required  under  Section 11.01(c),  notwithstanding  anything  to the  contrary  in  Section 11.01  of or elsewhere in this Agreement.

(h)      Any rights of set-off that the Trust Fund,  the Trustee,  the  Depositor,  any Successor  Master  Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or
Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i)      At any time when an Advancing  Person shall have ceased funding  Advances and/or  Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse  all Advances  and/or  Servicing  Advances  (as the case may be) the right to  reimbursement  for which were  assigned to the
Advancing  Person,  then upon the delivery of a written notice signed by the Advancing  Person and the Master Servicer or its successor or assign) to the Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the Master Servicer or its
Successor Master Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

(j)      After delivery of any Advance Facility  Notice,  and until any such Advance Facility Notice has been terminated by a Notice of
Facility  Termination,  this  Section 3.22  may not be amended or otherwise  modified  without the prior written consent of the related
Advancing Person.

Section 3.23.     Special Servicing.

(a)      Subject to the  conditions  described  in Section  3.23(b)  below,  the  Holder of the Class SB  Certificates  may (but is not
obligated to) appoint a special  servicer  (each, a "Special  Servicer") to service any Mortgage Loan which is delinquent in payment by
120 days or more as of the related Special Servicing Transfer Date; provided,  however,  that the aggregate Stated Principal Balance of
Mortgage Loans  transferred to a Special  Servicer  pursuant to this Section shall not equal or exceed 10% of the Cut-off Date Balance.
The Holder of the Class SB  Certificates  shall give the Trustee and the Master  Servicer not less than 40 days prior written notice of the date on which it  anticipates  the transfer of servicing  with  respect to any  Mortgage  Loan to a Special  Servicer to occur (the
"Special  Servicing  Transfer  Date"),  specifying  (i) the Mortgage  Loan(s) that it intends to transfer and (ii) the related  Special
Servicer.

(b)      Any  Special  Servicer  appointed  pursuant  to Section  3.23(a)  above  shall (i) be rated in one of the two  highest  rating categories as a special  servicer by at least two of Standard & Poor's,  Moody's and Fitch Ratings,  (ii) satisfy and be subject to all requirements  and  obligations of a Subservicer  under this Agreement,  including but not limited to,  servicing in accordance with the
Program Guide and this Agreement,  (iii) be approved by the Master Servicer (which approval shall not be unreasonably  withheld),  (iv)
be  capable  of full  compliance  with  Regulation  AB and (v) sign an  acknowledgement  agreeing  to be bound  by this  Agreement.  In addition,  no Special  Servicer  may  modify a Mortgage  Loan  without  the prior  written  consent  of the  Master  Servicer  and such modification shall be in compliance with Section 3.07(a) hereof.

(c)      In  connection  with the  transfer  of the  servicing  of any  Mortgage  Loan to a Special  Servicer,  the Master  Servicer or
Subservicer of such Mortgage Loan (the  "Transferring  Servicer") shall, at such Special  Servicer's  expense,  deliver to such Special
Servicer all  documents and records  relating to such Mortgage Loan and an accounting of amounts  collected or held by it and otherwise use its best efforts to effect the orderly and efficient  transfer of the  servicing of such  Mortgage  Loan to such Special  Servicer.
Such Special  Servicer shall thereupon  assume all of the rights and obligations of the Transferring  Servicer  hereunder  arising from and after the Special Servicing  Transfer Date,  including the right to receive the related  Subservicing Fee from payments of interest received  on such  Mortgage  Loan (and  shall have no rights or  entitlement  to  compensation  greater  than that of the  Transferring
Servicer with respect to such Mortgage Loan) and the Transferring  Servicer shall have no further rights or obligations  hereunder with respect to such Mortgage Loan (except that the Master  Servicer  shall remain  obligated to master  service such Mortgage Loan pursuant to this Agreement).  In connection with the transfer of the servicing of any Mortgage Loan to a Special  Servicer,  the Master Servicer
shall amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are subserviced by such Special Servicer.

(d)      On any Special  Servicing  Transfer  Date, the related  Special  Servicer shall  reimburse the  Transferring  Servicer for all unreimbursed  Advances,  Servicing  Advances and Servicing Fees, as applicable,  relating to the Mortgage Loans for which the servicing is being  transferred.  The related Special Servicer shall be entitled to be reimbursed  pursuant to Section 3.10 or otherwise pursuant to this Agreement for all such  Advances,  Servicing  Advances and Servicing  Fees, as applicable,  paid to the  Transferring  Servicer pursuant to this Section 3.23. In addition,  in the event that the Transferring  Servicer is a Subservicer,  the Holder of the Class SB
Certificates  or the  related  Special  Servicer  shall pay any  termination  fees due to such  Transferring  Servicer  pursuant to the applicable Subservicing Agreement.

(e)      Each Special  Servicer  agrees to indemnify  and hold the Master  Servicer and the  Transferring  Servicer  harmless  from and against any and all losses,  claims,  expenses,  costs or liabilities (including attorneys fees and court costs) incurred by the Master
Servicer or  Transferring  Servicer,  as  applicable,  as a result of or in  connection  with the failure by such  Special  Servicer to perform the  obligations or  responsibilities  imposed upon or undertaken by such Special  Servicer under this Agreement from and after the related  Special  Servicing  Transfer Date. The Master Servicer  agrees to indemnify and hold each Special  Servicer  harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs) incurred by such
Special  Servicer  as a  result  of or in  connection  with  the  failure  by  the  Master  Servicer  to  perform  the  obligations  or responsibilities imposed upon or undertaken by the Master Servicer under this Agreement.

Section 3.24.     Credit Risk Manager.

         For and on behalf of the Trust,  the Credit  Risk  Manager  will  monitor the  performance  of the Master  Servicer,  and make recommendations  to the Master Servicer  regarding certain  Delinquent and defaulted  Mortgage Loans and will report on the performance of such  Mortgage  Loans,  pursuant to the Credit Risk  Management  Agreement.  Such  reports  and  recommendations  will be based upon information  provided to the Credit Risk Manager  pursuant to the Credit Risk Management  Agreement,  and the Credit Risk Manager shall look solely to the Master Servicer for all  information and data (including loss and delinquency  information and data) relating to the servicing of the Mortgage Loans.

Section 3.25.     Limitation Upon Liability of the Credit Risk Manager.

         Neither the Credit Risk Manager,  nor any of its  directors,  officers,  employees,  or agents shall be under any liability to the Trustee,  the  Certificateholders,  the Master Servicer and/or the Depositor for any action taken or for refraining from the taking of any action made in good faith pursuant to this  Agreement,  in reliance upon  information  provided by the Master Servicer under the
Credit Risk Management Agreement, or for errors in judgment;  provided,  however, that this provision shall not protect the Credit Risk
Manager or any such person  against  liability  that would  otherwise be imposed by reason of willful  malfeasance  or bad faith in its performance of its duties. The Credit Risk Manager and any director,  officer,  employee,  or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting  any matters  arising hereunder,  and may rely in good faith upon the accuracy of information  furnished by the Master  Servicer  pursuant to the Credit Risk
Management Agreement in the performance of its duties thereunder and hereunder.

Section 3.26.     Removal of the Credit Risk Manager.

         The Credit  Risk  Manager  may be removed as Credit Risk  Manager by  Certificateholders  holding not less than 66 2/3% of the
Voting Rights in the Trust Fund, in the exercise of its or their sole discretion.  The Certificateholders  shall provide written notice of the Credit Risk  Manager's  removal to the Trustee.  Upon receipt of such notice,  the Trustee shall provide  written  notice to the
Credit Risk  Manager and the Master  Servicer of its removal,  which shall be effective  upon receipt of such notice by the Credit Risk
Manager and the Master  Servicer.  Notwithstanding  the foregoing,  the termination of the Credit Risk Manager pursuant to this Section shall not become effective until the appointment of a successor Credit Risk Manager.

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master  Servicer  acting as agent of the Trustee shall  establish  and maintain a Certificate  Account in which the Master
Servicer  shall  cause to be  deposited  on behalf of the  Trustee on or before  2:00 P.M.  New York time on each  Certificate  Account
Deposit  Date by wire  transfer of  immediately  available  funds an amount  equal to the sum of (i) any  Advance  for the  immediately succeeding  Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to  Section 3.12(a),  (iii)
any amount required to be deposited in the Certificate  Account pursuant to Section 3.16(e)  or Section 4.07,  (iv) any amount required to be paid  pursuant to  Section 9.01,  and  (v) other  amounts  constituting  the Available  Distribution  Amount for the  immediately succeeding Distribution Date.

(b)      On or prior to the Business Day  immediately  following  each  Determination  Date, the Master  Servicer  shall  determine any amounts owed by the Swap  Counterparty  under the Swap Agreement and inform the Trustee in writing of the amount so  calculated.  On or prior to each  Distribution  Date, the Master  Servicer  shall  withdraw from the Custodial  Account an amount equal to the Credit Risk
Manager Fee for such Distribution Date and shall pay such amount to the Credit Risk Manager.

(c)      The  Trustee  shall,  upon  written  request  from the  Master  Servicer,  invest or cause  the  institution  maintaining  the
Certificate Account to invest the funds in the Certificate Account in Permitted  Investments  designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next preceding the  Distribution  Date next following  the date of such  investment  (except  that (i) if such  Permitted  Investment  is an  obligation  of the  institution  that maintains  such account or fund for which such  institution  serves as custodian,  then such  Permitted  Investment  may mature on such
Distribution  Date and (ii) any other  investment  may mature on such  Distribution  Date if the Trustee  shall  advance  funds on such
Distribution  Date to the  Certificate  Account in the amount payable on such  investment on such  Distribution  Date,  pending receipt thereof to the extent  necessary to make  distributions  on the  Certificates)  and shall not be sold or disposed of prior to maturity.
All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer  and shall be subject to its withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be  deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

(a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and  distribute  the
Available  Distribution  Amount,  if any,  for such date to the  interests  issued in respect of REMIC I,  REMIC II  and  REMIC III  as specified in this Section.

(b)      (1)      On each Distribution Date, the REMIC I  Distribution Amount shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                  (2)      On each Distribution  Date, the REMIC II  Distribution  Amount shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                  (3)      On each  Distribution  Date, the REMIC III  Distribution  Amount shall be deemed to have been distributed by
      REMIC III to the  Certificateholders  on account of the REMIC III Regular Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

                  (4)      On each  Distribution  Date, the amount,  if any,  deemed received by the Class SB Certificate in respect of the REMIC III Regular  Interest IO and under the SB-AB Swap Agreement shall be deemed to have been paid on behalf of the Class SB
      Certificate  by the Trustee  pursuant to Section 4.10 in respect of the Net Swap Payment owed to the Swap  Counterparty.  On each
      Distribution  Date, the amount, if any, received by the Trustee from the Swap Counterparty in respect of the Swap Agreement shall be deemed to have been received by the Trustee on behalf of the Class SB  Certificate.  On each Distribution  Date,  amounts paid to the Class A and Class M Certificates  pursuant to Section  4.02(c)(vii)  in respect of Basis Risk Shortfall shall be deemed to have been paid by the Class SB Certificateholder pursuant to the SB-AM Swap Agreement.

(c)      On each  Distribution  Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall  distribute  to each  Certificateholder  of record on the next  preceding  Record Date  (other  than as provided in  Section 9.01 respecting  the final  distribution)  either in  immediately  available  funds (by wire  transfer or  otherwise) to the account of such
Certificateholder  at a bank or other entity having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the
Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master Servicer or the
Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder of the following  amounts),  in the following order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the  Certificate  Account and the Swap Account  pursuant to  Section 4.10(c)  (or, with respect to clause (xi)(B) below,  to the extent of prepayment  charges on deposit in the Certificate Account):

(i)      to the Class A  Certificateholders,  the Accrued Certificate Interest payable on the Class A Certificates with respect to such
         Distribution  Date,  plus any  related  amounts  accrued  pursuant  to this  clause (i) but  remaining  unpaid  from any prior
         Distribution Date, being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

(ii)     to the Class M Certificateholders and the Class B  Certificateholders,  from the amount, if any, of the Available Distribution
         Amount remaining after the foregoing  distributions,  Accrued  Certificate  Interest  payable on the Class M  Certificates and
         Class B  Certificates  with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (ii)
         but  remaining  unpaid  from any  prior  Distribution  Date,  sequentially,  to the  Class M-1  Certificateholders,  Class M-2
         Certificateholders,  Class M-3  Certificateholders,  Class M-4  Certificateholders,  Class M-5  Certificateholders,  Class M-6
         Certificateholders,  Class M-7  Certificateholders,  Class M-8  Certificateholders,  Class M-9  Certificateholders and Class B
         Certificateholders,  in that  order,  being  paid  from  and in  reduction  of the  Available  Distribution  Amount  for  such
         Distribution Date;

(iii)    [reserved];

(iv)     the Principal  Distribution Amount shall be distributed as follows, to be applied to reduce the Certificate  Principal Balance of the applicable Certificates in each case to the extent of the remaining Principal Distribution Amount:

(A)      first,  the Class A  Principal  Distribution  Amount shall be distributed  sequentially  to the Class A-1  Certificateholders,
                  Class A-2 Certificateholders,  Class A-3 Certificateholders and Class A-4 Certificateholders,  in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

(B)      second, to the Class M-1  Certificateholders,  the Class M-1 Principal  Distribution Amount,  until the Certificate  Principal
                  Balance of the Class M-1 Certificates has been reduced to zero;

(C)      third, to the Class M-2  Certificateholders,  the Class M-2 Principal  Distribution  Amount,  until the Certificate  Principal
                  Balance of the Class M-2 Certificates has been reduced to zero;

(D)      fourth, to the Class M-3  Certificateholders,  the Class M-3 Principal  Distribution Amount,  until the Certificate  Principal
                  Balance of the Class M-3 Certificates has been reduced to zero;

(E)      fifth, to the Class M-4  Certificateholders,  the Class M-4 Principal  Distribution  Amount,  until the Certificate  Principal
                  Balance of the Class M-4 Certificates has been reduced to zero;

(F)      sixth, to the Class M-5  Certificateholders,  the Class M-5 Principal  Distribution  Amount,  until the Certificate  Principal
                  Balance of the Class M-5 Certificates has been reduced to zero;

(G)      seventh, to the Class M-6  Certificateholders,  the Class M-6 Principal  Distribution Amount, until the Certificate  Principal
                  Balance of the Class M-6 Certificates has been reduced to zero;

(H)      eighth, to the Class M-7  Certificateholders,  the Class M-7 Principal  Distribution Amount,  until the Certificate  Principal
                  Balance of the Class M-7 Certificates has been reduced to zero;

(I)      ninth, to the Class M-8  Certificateholders,  the Class M-8 Principal  Distribution  Amount,  until the Certificate  Principal
                  Balance of the Class M-8 Certificates has been reduced to zero;

(J)      tenth, to the Class M-9  Certificateholders,  the Class M-9 Principal  Distribution  Amount,  until the Certificate  Principal
                  Balance of the Class M-9 Certificates has been reduced to zero; and

(K)      eleventh,  to the Class B  Certificateholders,  the Class B Principal  Distribution  Amount,  until the Certificate  Principal
                  Balance of the Class B Certificates has been reduced to zero;

(v)      to the Class A  Certificateholders,  Class M Certificateholders and Class B  Certificateholders,  the amount of any Prepayment
         Interest  Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based  on  Prepayment  Interest
         Shortfalls allocated thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date;
(vi)     to the Class A  Certificateholders,  Class M Certificateholders and Class B  Certificateholders,  the amount of any Prepayment
         Interest  Shortfalls  previously  allocated  thereto  remaining  unpaid from prior  Distribution  Dates together with interest thereon at the related  Pass-Through  Rate,  on a pro rata basis based on unpaid  Prepayment  Interest  Shortfalls  previously allocated thereto;

(vii)    to the Class A  Certificateholders,  the amount of any unpaid Basis Risk  Shortfalls  allocated  thereto,  on a pro rata basis based on the amount of unpaid Basis Risk Shortfalls  allocated thereto,  and then sequentially,  to the Class M-1,  Class M-2,
         Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8 Class M-9 and Class B Certificateholders,  in that order, the amount of any unpaid Basis Risk Shortfalls allocated thereto;

(viii)   to  the  Class A  Certificateholders,  Class M  Certificateholders  and  Class B  Certificateholders,  Relief  Act  Shortfalls
         allocated  thereto for such Distribution  Date, on a pro rata basis based on Relief Act Shortfalls  allocated thereto for such
         Distribution Date,

(ix)     first,  to the Class A  Certificateholders,  the  principal  portion of any  Realized  Losses  previously  allocated  to those
         Certificates  and remaining  unreimbursed,  on a pro rata basis based on their  respective  principal  portion of any Realized
         Losses  previously  allocated to those  Certificates and remaining  unreimbursed,  and then,  sequentially,  to the Class M-1,
         Class M-2, Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9 and Class B Certificateholders,  in
         that order, the principal portion of any Realized Losses previously allocated to such Class and remaining unreimbursed;

(x)      to the Swap Account for payment to the Swap  Counterparty,  any Swap Termination  Payments due to a Swap Counterparty  Trigger
         Event;

(xi)     to the  Class SB  Certificates,  (A)  from the  amount,  if any,  of the  Excess  Cash  Flow  remaining  after  the  foregoing distributions,  the sum of (I) Accrued Certificate Interest thereon,  (II) the amount of any  Overcollateralization  Reduction
         Amount for such  Distribution  Date and  (III) for  any  Distribution  Date after the  Certificate  Principal  Balance of each
         Class of   Class A   Certificates,   Class M   Certificates   and  Class B   Certificates   has  been  reduced  to  zero,  the
         Overcollateralization  Amount,  (B) from prepayment  charges on deposit in the  Certificate  Account,  any prepayment  charges received on the Mortgage  Loans during the related  Prepayment  Period and (C) from the Swap  Payments,  if any, the amount of such Swap Payments remaining after the foregoing distributions; and

(xii)    to the Holders of Component III of the Class R Certificates, the balance, if any, of the Excess Cash Flow.

(d)      Notwithstanding  the foregoing  clause (c),  upon the reduction of the  Certificate  Principal  Balance of a Class of  Class A
Certificates,  Class M  Certificates  or Class B  Certificates  to zero,  such  Class of  Certificates  will not be entitled to further distributions pursuant to Section 4.02.

(e)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder  thereof,  and the
Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its  Depository  Participants  in accordance with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing  such  distribution to the
Certificate  Owners  that  it  represents  and to  each  indirect  participating  brokerage  firm  (a  "brokerage  firm"  or  "indirect participating  firm") for which it acts as agent.  Each  brokerage firm shall be responsible  for disbursing  funds to the  Certificate
Owners that it  represents.  None of the Trustee,  the  Certificate  Registrar,  the  Depositor or the Master  Servicer  shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(f)      Except as otherwise  provided in Section 9.01,  if the Master Servicer  anticipates that a final  distribution with respect to any Class of  Certificates will be made on a future  Distribution  Date, the Master Servicer shall, no later than 40 days prior to such final  distribution,  notify the Trustee and the Trustee  shall,  not earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final  distribution,  distribute,  or cause to be  distributed,  to each Holder of such Class of
Certificates  a notice to the effect that:  (i) the Trustee  anticipates  that the final  distribution  with  respect to such  Class of
Certificates  will be made on such  Distribution  Date but only upon  presentation and surrender of such  Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the prior calendar month. In the event that  Certificateholders  required to surrender their  Certificates  pursuant to  Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall  cause  funds  distributable  with  respect  to such
Certificates  to be  withdrawn  from the  Certificate  Account  and  credited  to a separate  escrow  account  for the  benefit of such
Certificateholders as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently with each distribution  charged to the Certificate  Account and with respect to each Distribution Date the Master
Servicer  shall forward to the Trustee and the Credit Risk Manager and the Trustee shall  forward by mail or otherwise  make  available electronically  on its website (which may be obtained by any  Certificateholder  by telephoning  the Trustee at (800) 934-6802) to each
Holder and the Depositor a statement  setting forth the following  information  as to each Class of  Certificates,  in each case to the extent applicable:

(i)      the applicable Record Date,  Determination Date and Distribution  Date, and the date on which the applicable  Interest Accrual
         Period commenced;

(ii)     the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)      (A)               the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the Certificate
         Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates  allocable to interest  (including amounts payable as a portion of the Excess Cash Flow);

(vii)    if the  distribution to the Holders of such Class of Certificates is less than the full amount that would be  distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)   the  Certificate  Principal  Balance  of each  Class of the  Certificates,  before  and after  giving  effect  to the  amounts distributed  on such  Distribution  Date,  separately  identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(ix)     the Certificate Principal Balance of each Class of Class A Certificates as of the Closing Date;

(x)      the Certificate Principal Balance of each Class of Class M Certificates as of the Closing Date;

(xi)     the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the  distribution  of principal on such
         Distribution Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

(xii)    on the basis of the most recent  reports  furnished to it by  Subservicers,  (A) the number and Stated  Principal  Balances of
         Mortgage  Loans  that are  Delinquent  (1)  30-59 days,  (2)  60-89 days  and (3) 90 or  more days  and the  number and Stated
         Principal  Balance of Mortgage Loans that are in  foreclosure,  (B) the number and Stated  Principal  Balances of the Mortgage
         Loans in the aggregate that are Reportable  Modified  Mortgage Loans that are in foreclosure and are REO Property,  indicating in each case  capitalized  Mortgage  Loans,  other Servicing  Modifications  and totals,  and (C) for all Reportable  Modified
         Mortgage Loans,  the number and Stated  Principal  Balances of the Mortgage Loans in the aggregate that have been  liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(xiii)   the amount,  terms and general  purpose of any Advance by the Master Servicer  pursuant to Section 4.04  and the amount of all
         Advances that have been reimbursed during the related Due Period;

(xiv)    any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due Period or that have cumulatively become material over time;

(xv)     any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xvi)    the number,  aggregate  principal  balance and Stated  Principal  Balance of any REO  Properties  with respect to the Mortgage
         Loans;

(xvii)   the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each Class of Certificates,  after giving effect to the distribution made on such Distribution Date;

(xviii)  the  aggregate  amount of Realized  Losses with respect to the Mortgage  Loans for such  Distribution  Date and the  aggregate amount of Realized Losses  with respect to the Mortgage Loans incurred since the Cut-off Date;

(xix)    the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

(xx)     the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxi)    the Overcollateralization Amount and the  Required Overcollateralization Amount following such Distribution Date;

(xxii)   the number and Stated Principal Balance of the Mortgage Loans repurchased under Section 4.07;

(xxiii)  the aggregate  amount of any recoveries  with respect to the Mortgage Loans on previously  foreclosed  loans from  Residential
         Funding;

(xxiv)   the weighted average  remaining term to maturity of the Mortgage Loans after giving effect to the amounts  distributed on such
         Distribution Date;

(xxv)    the  weighted  average  Mortgage  Rates  of the  Mortgage  Loans  after  giving  effect  to the  amounts  distributed  on such
         Distribution Date;

(xxvi)   the amount of any Net Swap Payment  payable to the Trustee on behalf of the Trust,  any Net Swap  Payment  payable to the Swap
         Counterparty,  any Swap  Termination  Payment payable to the Trustee on behalf of the Trust and any Swap  Termination  Payment payable to the Swap Counterparty; and

(xxvii)  the occurrence of the Stepdown Date.

         In the case of  information  furnished  pursuant to clauses (i) and (ii) above,  the amounts  shall be  expressed  as a dollar amount  per  Certificate  with a $1,000  denomination.  In  addition  to the  statement  provided  to the  Trustee as set forth in this
Section 4.03(a),  the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable by the Master Servicer at no additional  expense to the
Master  Servicer.  Also,  at the  request of a Rating  Agency,  the Master  Servicer  shall  provide  the  information  relating to the
Reportable  Modified  Mortgage Loans  substantially  in the form attached hereto as Exhibit U to such Rating Agency within a reasonable period of time; provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R
Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement  containing the  information  set forth in clauses (iv) and (v) of subsection  (a) above  aggregated  for such calendar year or applicable  portion thereof  during  which such  Person was a  Certificateholder.  Such  obligation  of the  Master  Servicer  shall be deemed to have been satisfied  to the  extent  that  substantially  comparable  information  shall be  provided  by the  Master  Servicer  pursuant  to any requirements of the Code.

(c)      Within a  reasonable  period of time after the it receives a written  request  from any Holder of a Class R  Certificate,  the
Master Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a Class R  Certificate,  a statement  containing  the  applicable  distribution  information provided  pursuant to this  Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such Person was the Holder of a Class R  Certificate.  Such  obligation  of the Master  Servicer  shall be deemed to have been  satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)      Upon the written request of any Certificateholder,  the Master Servicer, as soon as reasonably practicable,  shall provide the requesting  Certificateholder  with such information as is necessary and  appropriate,  in the Master  Servicer's sole discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the
Commission any periodic  reports  required to be filed under the  provisions of the Exchange Act, and the rules and  regulations of the
Commission thereunder,  including without limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such  periodic  reports,  the Trustee shall timely  provide to the Master  Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal process and any other documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required  pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master  Servicer's  failure to properly  prepare or file such periodic  reports  resulting from or relating to the Master  Servicer's  inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the senior  officer in charge of the  servicing  functions  of the Master  Servicer,  in the form attached  as  Exhibit  T-1 hereto or such  other  form as may be  required  or  permitted  by the  Commission  (the "Form 10-K
         Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the Exchange  Act and any  additional  directives  of the
         Commission.

(ii)     A report  regarding its assessment of compliance  during the preceding  calendar year with all applicable  servicing  criteria set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed  securities  transactions  taken as a whole involving  the Master  Servicer  that are backed by the same types of assets as those  backing  the  certificates,  as well as similar reports on assessment of compliance  received from other parties  participating in the servicing  function as required by relevant  Commission  regulations,  as described in Item 1122(a) of  Regulation AB.  The Master  Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each assessment  report  described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection with the Form 10-K  Certification,  the Trustee shall provide the Master  Servicer with a back-up  certification substantially in the form attached hereto as Exhibit T-2.

(h)      This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)      The Trustee shall make  available on the  Trustee's  internet  website each of the reports filed with the  Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)      Prior to the close of business on the  Business  Day next  succeeding  each  Determination  Date,  the Master  Servicer  shall furnish a written  statement  (which  may be in a  mutually  agreeable  electronic  format) to the  Trustee,  any Paying  Agent and the
Depositor (the information in such statement to be made available to  Certificateholders  by the Master Servicer on request)  (provided that the Master  Servicer  shall use its best efforts to deliver such written  statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available  Distribution  Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate  Account on the immediately  succeeding  Certificate Account
Deposit  Date  pursuant  to clause  (iii) of  Section 4.01(a),  (iii) the  amount of  Prepayment  Interest  Shortfalls  and Basis  Risk
Shortfalls and (iv) the Swap Payments,  if any, for such  Distribution  Date. The  determination by the Master Servicer of such amounts shall,  in the absence of obvious  error,  be  presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate  Account from its own funds,  or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate amount equal to the sum of (A) the  aggregate  amount of Monthly  Payments  other than Balloon  Payments  (with each  interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,  Debt
Service  Reductions or Relief Act Shortfalls,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period, which  Monthly  Payments  were due during  the  related  Due Period and not  received  as of the close of  business  as of the  related
Determination  Date;  provided  that no Advance  shall be made if it would be a  Nonrecoverable  Advance  and (B) with  respect to each
Balloon Loan  delinquent  in respect of its Balloon  Payment as of the close of business on the related  Determination  Date, an amount equal to the assumed Monthly Payment (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate)
that would have been due on the related Due Date based on the original  amortization  schedule for such Balloon Loan until such Balloon
Loan is finally  liquidated,  over any payments of interest or principal (with each interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate)  received  from the related  Mortgagor  as of the close of business on the related  Determination
Date and  allocable to the Due Date during the related Due Period for each month until such Balloon  Loan is finally  liquidated,  (ii)
withdraw  from amounts on deposit in the  Custodial  Account and remit to the Trustee for deposit in the  Certificate  Account all or a portion of the Amount  Held for Future  Distribution  in  discharge  of any such  Advance,  or (iii) make  advances  in the form of any combination  of clauses (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before  11:00 A.M. New York time on any future  Certificate  Account  Deposit  Date to the extent that funds  attributable  to the  Mortgage  Loans that are  available  in the
Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account  Deposit Date shall be less than  payments to
Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b)  that has been deposited in the Custodial Account on or before such Distribution
Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made, would  constitute a  Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing  Officer  delivered to the Depositor and the Trustee.  In the event that the Master  Servicer determines as of the Business Day preceding any  Certificate  Account Deposit Date that it will be unable to deposit in the Certificate
Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its  inability  to advance  (such notice may be given by  telecopy),  not later than 3:00 P.M.,  New York time,  on such
Business  Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,  New York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice  pursuant to the preceding  sentence, pursuant to  Section 7.01,  (a) terminate all of the rights and  obligations of the Master  Servicer under this Agreement in accordance with  Section 7.01 and (b) assume the rights and obligations of the Master Servicer  hereunder,  including the obligation to deposit in the Certificate  Account an amount equal to the Advance for the  immediately  succeeding  Distribution  Date. The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,  Deficient  Valuation or REO Disposition that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest  rate on a Mortgage  Loan,  the amount of the  reduction  in the interest  portion of the Monthly  Payment due in the month in which such Distribution Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)      first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)     second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

(iii)    third, to the Class B Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iv)     fourth, to the Class M-9 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(v)      fifth, to the Class M-8 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(vi)     sixth, to the Class M-7 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(vii)    seventh, to the Class M-6 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(viii)   eighth, to the Class M-5 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(ix)     ninth, to the Class M-4 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(x)      tenth, to the Class M-3 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xi)     eleventh, to the Class M-2 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xii)    twelfth, to the Class M-1  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;
                           and

(xiii)   thirteenth,  to the  Class A-1,  Class A-2,  Class A-3 and  Class A-4  Certificates  on a pro rata basis,  based on their then outstanding  Certificate  Principal  Balances  prior to giving  effect to  distributions  to be made on such
                           Distribution Date, until the aggregate  Certificate Principal Balance of each such Class has been reduced to zero.

(c)      An  allocation  of a  Realized  Loss on a "pro rata  basis"  among two or more  specified  Classes  of  Certificates  means an allocation on a pro rata basis, among the various Classes so specified,  to each such Class of  Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions to be made on such  Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued  Certificate  Interest thereon payable on such Distribution Date in the case of an interest  portion of a Realized  Loss.  Any  allocation  of the  principal  portion of Realized  Losses (other than Debt
Service  Reductions)  to the  Class A  Certificates,  Class M  Certificates  or  Class B  Certificates  shall be made by  reducing  the
Certificate  Principal  Balance  thereof  by the  amount so  allocated,  which  allocation  shall be deemed  to have  occurred  on such
Distribution  Date;  provided,  that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the  Certificates
below the aggregate  Stated  Principal  Balance of the Mortgage Loans.  Allocations of the interest  portions of Realized Losses (other than any interest rate  reduction  resulting  from a Servicing  Modification)  shall be made by operation of the definition of "Accrued
Certificate  Interest" for each  Class for such  Distribution  Date.  Allocations of the interest  portion of a Realized Loss resulting from an interest  rate  reduction in  connection  with a Servicing  Modification  shall be made by operation of the priority of payment provisions of  Section 4.02(c).  Allocations  of the  principal  portion of Debt Service  Reductions  shall be made by operation of the priority of payment  provisions  of  Section 4.02(c).  All Realized  Losses and all other losses  allocated to a Class of  Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)      All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I Regular  Interests and
the REMIC II Regular Interests as provided in the definition of REMIC I Realized Losses and REMIC II Realized Losses, respectively.

(e)      Realized Losses allocated to the Excess Cash Flow or the  Overcollateralization  Amount pursuant to paragraphs (a), (b) or (c)
of this Section, the definition of Accrued Certificate  Interest and the operation of Section 4.02(c)  shall be deemed allocated to the
Class SB  Certificates.  Realized Losses  allocated to the Class SB  Certificates  shall, to the extent such Realized Losses  represent
Realized Losses on an interest portion,  be allocated to the REMIC III Regular Interest SB-IO.  Realized Losses allocated to the Excess
Cash Flow pursuant to paragraph (b) of this  Section shall be deemed to reduce Accrued  Certificate  Interest on the REMIC III  Regular
Interest SB-IO.  Realized Losses  allocated to the  Overcollateralization  Amount  pursuant to paragraph (b) of this  Section shall  be deemed first to reduce the principal  balance of the REMIC III  Regular  Interest  SB-PO until such  principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC III Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with  respect to the receipt of mortgage  interest received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged Property and the informational  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property required by Sections 6050H, 6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate  on or before March 31 of each year,  beginning with the first March 31 that occurs at least six months after the Cut-off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)      With  respect  to any  Mortgage  Loan  which is  delinquent  in  payment  by 90 days or more,  (i) the  Holder of the Class SB
Certificate  may, at its option,  upon twenty days prior written  notice to the Master  Servicer,  purchase such Mortgage Loan from the
Trustee at the Purchase Price  therefore,  except that in no event shall the Holder of the Class SB Certificate  purchase such Mortgage
Loan where the aggregate  value of all such Mortgage Loans  purchased by the Holder of the Class SB  Certificate  would be greater than three percent (3%) of the Certificate  Principal  Balance of any  Certificate and (ii) if the Holder of the Class SB Certificate  fails to provide notice pursuant to the immediately preceding sentence,  the Master Servicer may, at its option,  purchase such Mortgage Loan from the Trustee at the Purchase Price  therefor;  provided,  that with respect to the Master  Servicer such Mortgage Loan that becomes
90 days or more delinquent  during any given Calendar  Quarter shall only be eligible for purchase  pursuant to this Section during the period  beginning  on the  first  Business  Day of the  following  Calendar  Quarter,  and  ending  at the  close  of  business  on the second-to-last  Business Day of such following  Calendar  Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of  repurchase.  Such option if not  exercised  shall not  thereafter  be  reinstated  as to any Mortgage  Loan, unless  the  delinquency  is cured and the  Mortgage  Loan  thereafter  again  becomes  delinquent  in  payment by 90 days or more in a subsequent Calendar Quarter.

(b)      If at any time the Master  Servicer makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage  Loan as provided in clause (a) above,  and the Master  Servicer  provides to the Trustee a  certification  signed by a
Servicing  Officer  stating  that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the  assignment of such Mortgage  Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative thereto.  Such  assignment  shall be an  assignment  outright  and not for  security.  The  Master  Servicer  will  thereupon  own such
Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the  Certificateholders  with respect thereto.

Section 4.08.     [Reserved].

Section 4.09.     [Reserved].

Section 4.10.     Swap Agreement.

(a)      On the  Closing  Date,  the  Trustee  shall  (i)  establish  and  maintain  in its  name,  in  trust  for the  benefit  of the
Certificateholders,  the Swap  Account  and (ii) for the  benefit  of the  Certificateholders,  cause the Trust to enter  into the Swap
Agreement.

(b)      The Trustee shall deposit in the Swap Account all payments  that are payable to the Trust Fund under the Swap  Agreement.  Net
Swap Payments and Swap Termination  Payments (other than Swap Termination  Payments  resulting from a Swap Counterparty  Trigger Event)
payable by the Trust Fund to the Swap  Counterparty  pursuant to the Swap Agreement  shall be excluded from the Available  Distribution
Amount and payable to the Swap Counterparty  prior to any  distributions to the  Certificateholders.  On each  Distribution  Date, such amounts  will be remitted by the Trustee to the Swap Account for payment to the Swap  Counterparty,  first to make any Net Swap Payment owed to the Swap  Counterparty  pursuant to the Swap  Agreement for such  Distribution  Date,  and second to make any Swap  Termination
Payment  (not due to a Swap  Counterparty  Trigger  Event)  owed to the Swap  Counterparty  pursuant  to the  Swap  Agreement  for such
Distribution  Date. For federal  income tax purposes,  such amounts paid to the Swap Account on each  Distribution  Date shall first be deemed  paid to the Swap  Account  in respect of  REMIC III  Regular  Interest  IO to the  extent of the amount  distributable  on such
REMIC III Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the Swap Account in respect of the  SB-AM  Swap  Agreement.  Any  Swap  Termination  Payment  triggered  by a Swap  Counterparty  Trigger  Event  owed to the  Swap
Counterparty pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Class A  Certificates,  Class M
Certificates and Class B Certificates and shall be paid as set forth under Section 4.02.

(c)      Net Swap Payments  payable by the Swap  Counterparty to the Trustee on behalf of the Trust Fund pursuant to the Swap Agreement shall be deposited by the Trustee into the Swap Account and shall be applied  in accordance with Section 4.02.

(d)      Subject to Sections  8.01 and 8.02 hereof,  the Trustee  agrees to comply with the terms of the Swap  Agreement and to enforce the terms and provisions  thereof against the Swap Counterparty at the written direction of the Holders of Certificates  entitled to at least 51% of the Voting Rights,  or if the Trustee does not receive such direction  from such  Certificateholders,  then at the written direction of Residential Funding.

(e)      The Swap  Account  shall be an  Eligible  Account.  Amounts  held in the Swap  Account  from time to time  shall  continue  to constitute  assets of the Trust Fund, but not of the REMICs,  until released from the Swap Account pursuant to this  Section 4.10.  The
Swap Account  constitutes an "outside reserve fund" within the meaning of Treasury  Regulation Section 1.860G-2(h)  and is not an asset of the  REMICs.  The  Class SB  Certificateholders  shall be the  owners of the Swap  Account.  The  Trustee  shall keep  records  that accurately  reflect the funds on deposit in the Swap  Account.  The Trustee  shall,  at the written  direction of the Master  Servicer, invest  amounts on deposit in the Swap Account in Permitted  Investments.  In the absence of written  direction to the Trustee from the
Master Servicer, all funds in the Swap Account shall remain uninvested.

(f)      The  Trustee  and the Master  Servicer  shall  treat the  holders  of each  Class of  Certificates  (other  than the  Class SB
Certificates  and Class R  Certificates)  as having entered into a notional  principal  contract (the "SB-AM Swap  Agreement") with the holders of the Class SB  Certificates.  Pursuant to each such notional principal contract,  all holders of Certificates (other than the
Class SB  Certificates and Class R  Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the holder of the Class SB  Certificates an aggregate amount equal to the excess,  if any, of (i) the amount payable on such Distribution Date on the
REMIC III  Regular Interest  corresponding to such Class of Certificates  over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution  Amount").  In addition,  pursuant to such notional  principal  contract, the holder of the Class SB  Certificates  shall be treated as having agreed to pay the related Basis Risk  Shortfalls to the holders of the Certificates (other than the Class SB  Certificates and Class R  Certificates) in accordance with the terms of this Agreement.  Any payments to the  Certificates  from amounts deemed received in respect of this notional  principal  contract shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code  Section 860G(a)(1).  However,  any payment from the Certificates
(other than the Class SB  Certificates and Class R  Certificates)  of a Class IO Distribution  Amount shall be treated for tax purposes as having been received by the holders of such  Certificates in respect of the REMIC III  Regular Interest  corresponding to such Class of Certificates and as having been paid by such holders to the Swap Account  pursuant to the notional  principal  contract.  Thus, each
Certificate  (other  than the Class R  Certificates)  shall be treated as  representing  not only  ownership  of regular  interests  in
REMIC III, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(g)      Upon the  occurrence of an Early  Termination  Date,  the Trustee  shall use  reasonable  efforts to appoint a successor  swap counterparty.  To the extent that the Trustee receives a Swap Termination  Payment from the Swap Counterparty,  the Trustee shall apply such Swap  Termination  Payment to appoint a  successor  swap  counterparty.  In the event that the trust  receives a Swap  Termination
Payment from the Swap  Counterparty  and a replacement  swap  agreement or similar  agreement  cannot be obtained  within 30 days after receipt by the  Trustee of such Swap  Termination  Payment,  then the  Trustee  shall  deposit  such Swap  Termination  Payment  into a separate,  non interest  bearing account and will, on each  subsequent  Distribution  Date,  withdraw from the amount then remaining on deposit  in such  reserve  account  an amount  equal to the Net Swap  Payment,  if any,  that  would have been paid to the Trust by the original Swap  Counterparty  calculated in accordance with the terms of the original Swap  Agreement,  and deposit such amount into the
Swap Account for distribution on such  Distribution Date pursuant to  Section 4.02(c).  To the extent that the Trust is required to pay a Swap  Termination  Payment to the Swap  Counterparty,  any upfront  payment  received from the  counterparty  to a  replacement  swap agreement will be used to pay such Swap Termination  Payment prior to using any portion of the Available  Distribution  Amount for such
Distribution Date.

ARTICLE V

                                                           THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Class A  Certificates,  Class M Certificates,  Class B Certificates,  Class SB Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A,  B-1, B-2, C and D, respectively,  and shall, on original issue, be executed and delivered by the Trustee to the  Certificate  Registrar  for  authentication  and delivery to or upon the order of the  Depositor  upon receipt by the Trustee or one or more Custodians of the documents  specified in  Section 2.01.  Each class of Class A  Certificates and
Class M  Certificates  shall be issuable in minimum dollar  denominations  of $100,000 and integral  multiples of $1 in excess thereof.
The  Class B  Certificates  shall be issuable in minimum  dollar  denominations  of $250,000  and  integral  multiples  of $1 in excess
THEREOF.  The Class SB  Certificates shall be issuable in registered,  certificated form in minimum  percentage  interests of 5.00% and integral  multiples of 0.01% in excess thereof.  Each Class of Class R  Certificates  shall be issued in registered,  certificated form in minimum  percentage  interests of 20.00% and integral  multiples of 0.01% in excess  thereof;  provided,  however,  that one Class R
Certificate  of each  Class will be issuable to the REMIC  Administrator  as "tax matters  person"  pursuant to  Section 10.01(c)  in a minimum  denomination  representing  a  Percentage  Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or facsimile  signature on behalf of an  authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have  ceased to hold such  offices  prior to the  authentication  and  delivery  of such  Certificate  or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate  a  certificate  of  authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual  signature,  and such certificate upon any Certificate  shall be conclusive  evidence, and the only evidence,  that such Certificate has been duly  authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)      (i)      The Class A  Certificates,  Class M  Certificates  and Class B Certificates  shall initially be issued as one or more
Certificates  registered  in the  name  of the  Depository  or its  nominee  and,  except  as  provided  below,  registration  of  such
Certificates,  may not be  transferred  by the  Trustee  except to another  Depository  that agrees to hold such  Certificates  for the respective  Certificate  Owners with  Ownership  Interests  therein.  The  Certificate  Owners  shall hold their  respective  Ownership
Interests in and to each Class A  Certificate,  Class M  Certificate and, to the extent  applicable,  Class B  Certificate  through the book-entry  facilities of the Depository and, except as provided below, shall not be entitled to Definitive  Certificates in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the Book-Entry  Certificates
shall be made in accordance  with the  procedures  established  by the  Depository  Participant  or brokerage  firm  representing  such
Certificate  Owner.  Each  Depository  Participant  shall  transfer the Ownership  Interests  only in the  Book-Entry  Certificates  of
Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent in  accordance  with the  Depository's  normal procedures.  The Class B  Certificates  sold to Non-United  States  Persons in off-shore  transactions  in reliance on Regulation S (i)
during the Distribution  Compliance Period,  shall be represented by a global certificate in definitive,  fully registered form without interest  coupons  (the  "Temporary  Regulation S Class B  Certificates"),  (ii) after the  Distribution  Compliance  Period,  shall be represented by a global  certificate in definitive,  fully registered form without interest coupons (the "Permanent  Regulation S Class
B  Certificates")  or (iii) at any time,  shall be represented by a certificated  security in definitive,  fully  registered  form (the
"Regulation  S Definitive  Class B  Certificate").  The  Regulation S Global  Class B  Certificate  shall be deposited on behalf of the subscribers  for the Class B  Certificates  represented  thereby with the Trustee as custodian  for,  and  registered  in the name of a nominee  of, the  Depository  for the  respective  accounts  of  Euroclear  and  Clearstream.  The  aggregate  principal  amount of the
Regulation S Global Class B  Certificate  may from time to time be  increased  or decreased by  adjustments  made on the records of the
Trustee or the Depository or its nominee,  as the case may be, as  hereinafter  provided.  The Class B  Certificates  initially sold to
United States Persons that are  Accredited  Investors  shall each be issued  initially in definitive  form (a "Definitive  U.S. Class B
Certificate").  The Class B  Certificates  initially  sold to United States  Persons that are Qualified  Institutional  Buyers shall be shall be represented by a global security in definitive,  fully registered form (the "Rule 144A Class B  Certificate"),  which shall be deposited  on behalf of the  subscribers  for the Class B  Certificates  represented  thereby  with the Trustee as  custodian  for, and registered  in the name of a nominee  of,  the  Depository  or in the form of a  Definitive  U.S  Class B  Certificate.  The  aggregate principal  amount of the Rule 144A Global Class B Certificates  may from time to time be increased or decreased by adjustments  made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii)     The  Trustee,  the Master  Servicer  and the  Depositor  may for all  purposes  (including  the making of payments  due on the respective  Classes of Book-Entry  Certificates)  deal with the Depository as the authorized  representative of the Certificate  Owners with  respect to the  respective  Classes of  Book-Entry  Certificates  for  purposes of  exercising  the rights of  Certificateholders hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and  agreements  between  such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate  Owners.  The Trustee may establish a reasonable  record date in connection with  solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

(iii)    If with respect to any Book-Entry  Certificate  (i)(A) the Depositor  advises the Trustee in writing that the Depository is no longer willing or able to properly  discharge its  responsibilities  as Depository with respect to such Book-Entry  Certificate and (B)
the Depositor is unable to locate a qualified  successor,  or (ii) (A) the Depositor at its option  advises the Trustee in writing that it elects to terminate the  book-entry  system for such  Book-Entry  Certificate  through the Depository and (B) upon receipt of notice from the Depository of the  Depositor's  election to terminate the book-entry  system for such Book-Entry  Certificate,  the Depository
Participants  holding  beneficial  interests in such  Book-Entry  Certificates  agree to initiate such  termination,  the Trustee shall notify all Certificate Owners of such Book-Entry  Certificate,  through the Depository,  of the occurrence of any such event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting the same. Upon surrender to the Trustee of the Book-Entry
Certificates  by the  Depository,  accompanied by  registration  instructions  from the Depository for  registration  of transfer,  the
Trustee shall issue the Definitive Certificates.

(iv)     In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner materially  adversely  affected thereby may at its option request a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in the related
Class of  Certificates.  In order to make such  request,  such  Certificate  Owner shall,  subject to the rules and  procedures  of the
Depository,  provide the Depository or the related Depository  Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate  Owner's interest in such Class of  Certificates for an equivalent  Percentage  Interest in fully registered  definitive form. Upon receipt by the Certificate  Registrar of instructions  from the Depository  directing the Certificate
Registrar to effect such exchange (such  instructions to contain  information  regarding the Class of  Certificates and the Certificate
Principal Balance being exchanged,  the Depository  Participant  account to be debited with the decrease,  the registered holder of and delivery  instructions for the Definitive  Certificate,  and any other information  reasonably required by the Certificate  Registrar),
(i) the Certificate  Registrar shall instruct the Depository to reduce the related  Depository  Participant's  account by the aggregate
Certificate  Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee shall execute and the  Certificate  Registrar  shall authenticate  and deliver,  in accordance with the  registration  and delivery  instructions  provided by the Depository,  a Definitive
Certificate  evidencing such Certificate Owner's Percentage Interest in such Class of  Certificates and (iii) the Trustee shall execute and the Certificate  Registrar shall authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate
Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

(v)      Class B  Certificates  initially  sold to  Non-United  States  Persons  in  "offshore  transactions"  (within  the  meaning of
Regulation S) will be represented by Temporary  Regulation S Global Class B Certificates.  The Trustee shall hold such  Certificates on behalf of the  subscribers  for such  Certificates  for the  Depository,  registered in the name of a nominee of the Depository for the accounts  of each of the  Clearance  Systems,  for  credit by the  Clearance  Systems  to the  respective  accounts  designated  by the subscribers  of such  Certificates  (or to such other  accounts as they may direct) at each of the  Clearance  Systems.  The  Temporary
Regulation S Global Class B  Certificates  shall be exchanged for interests in the Permanent  Regulation S Global Class B  Certificates
as set forth below.

                  Upon the  termination of the  Distribution  Compliance  Period,  the Trustee shall cause each Temporary  Regulation S
Class B Certificate  to be exchanged,  in whole or in part from time to time,  for a Permanent  Regulation S Global Class B Certificate
in an equal aggregate  principal  amount;  provided that (i) the Trustee receives a certificate  substantially in the form set forth in
Exhibit W attached  hereto,  and signed by the respective  Clearance  System as to the portions of each  Temporary  Regulation S Global
Class B Certificate held for the respective  accounts of such Clearance System,  that it has received from each beneficial owner of the portion of each Temporary  Regulation S Global Class B Certificate  then to be exchanged,  written  certification  substantially to the effect set forth in Exhibit V attached  hereto,  with such changes  therein as shall be approved by the Issuer and (ii) the Trustee and any Paying Agent do not have a United States address as the address for payment to any beneficial  owner of the Permanent  Regulation S
Global Class B  Certificate  issuable  upon such  exchange.  Notwithstanding  the  foregoing,  in the event of  redemption  in whole or acceleration  of all or any part of the Class B  Certificates  prior to the  termination of the  Distribution  Compliance  Period,  the
Permanent  Regulation  S Global  Class B  Certificates  will not be issuable in respect of the  Temporary  Regulation  S Global Class B
Certificates  or  portion  thereof,  and  payment  thereon  will be made as  provided  in the  Temporary  Regulation  S Global  Class B
Certificates.

(vi)     None of the  Depositor,  the Master  Servicer or the Trustee  shall be liable for any actions  taken by the  Depository or its nominee,  including,  without  limitation,  any  delay in  delivery  of any  instructions  required  under  this  Section 5.01  and may conclusively  rely on, and shall be  protected in relying on, such  instructions.  Upon the issuance of  Definitive  Certificates,  the
Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)      Each of the Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in  accordance  with the provisions of Section 8.12 a Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially appointed  Certificate  Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein  provided.  The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to  Section 8.12  and, in the case of any Class SB  Certificate  or Class R  Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)      At the option of the Certificateholders,  Certificates may be exchanged for other Certificates of authorized  denominations of a like  Class and  aggregate  Percentage  Interest,  upon surrender of the  Certificates  to be exchanged at any such office or agency.
Whenever any  Certificates are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver the Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the  Certificate  Registrar) be duly endorsed by, or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      (i)      No transfer, sale, pledge or other disposition of a Class B Certificate,  Class SB Certificate or Class R Certificate
shall be made unless such transfer,  sale, pledge or other  disposition is exempt from the registration  requirements of the Securities
Act, and any applicable state securities laws or is made in accordance with said Act and laws.

(ii)     Except as  otherwise  provided in this  Section 5.02(d),  in the event that a transfer of a  Definitive  Class B  Certificate,
Class SB  Certificate or Class R  Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise,  the Trustee shall require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the Trust Fund,  the
Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation  letter,  substantially in the form of Exhibit I  hereto,  and the Trustee shall require the transferor to execute a  representation  letter,  substantially in the form of Exhibit J  hereto,  each acceptable to and in form and substance  satisfactory to the Depositor and the Trustee  certifying to the Depositor and the Trustee the facts  surrounding  such  transfer,  which  representation  letters shall not be an expense of the
Trustee,  the Trust Fund,  the Depositor or the Master  Servicer.  In lieu of the  requirements  set forth in the  preceding  sentence,
Class SB  Certificates or Class R  Certificates may be made in accordance with this  Section 5.02(d)  if the prospective  transferee of such a Certificate  provides the Trustee and the Master  Servicer with an investment  letter  substantially  in the form of Exhibit N-1 attached  hereto,  which investment  letter shall not be an expense of the Trustee,  the Depositor,  or the Master Servicer,  and which investment letter states that, among other things, such transferee (i) is a Qualified  Institutional  Buyer, acting for its own account or the  accounts  of other  Qualified  Institutional  Buyer,  and (ii) is aware  that the  proposed  transferor  intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A.

(iii)    No  transfer,  sale,  pledge or other  disposition  of a Class B  Certificate  shall be made unless  such  transfer is made in accordance with the following provisions:

(A)      Rule  144A  Global  Class B  Certificate  or  Definitive  Class  B  Certificate  to  Permanent  Regulation  S  Global  Class B
Certificate.  If the owner of a beneficial  interest in a Rule 144A Global Class B  Certificate  deposited  with the  Depository or the
Holder of a Definitive  Class B Certificate  after the  Distribution  Compliance  Period wishes at any time to exchange its interest in the Rule 144A Global Class B Certificate or Definitive Class B Certificate for an interest in the  corresponding  Permanent  Regulation
S Global  Class B  Certificate,  or to  transfer  its  interest in the Rule 144A  Global  Class B  Certificate  or  Definitive  Class B
Certificate  to a person who wishes to take  delivery of it in the form of an  interest in the  corresponding  Permanent  Regulation  S
Global Class B  Certificate,  such owner or Holder may exchange or transfer the interest for an equivalent  beneficial  interest in the corresponding  Permanent Regulation S Global Class B Certificate (subject, in the case of the Rule 144A Global Class B Certificate,  to
Applicable  Procedures)  if such owner or Holder after the exchange or proposed  transferee  after the transfer is not a United  States
Person.  In the case of the transfer of (x) a Rule 144A Global Class B  Certificate,  the Trustee  shall  instruct  the  Depository  to reduce the  principal  amount of the Rule 144A  Global  Class B  Certificate  and to increase  the  principal  amount of the  Permanent
Regulation S Global Class B Certificate by the aggregate  principal  amount of the beneficial  interest in the Rule 144A Global Class B
Certificate  to be  exchanged  (but such  exchange  shall not be for less than the  minimum  denomination  applicable  to such  Class B
Certificates)  and to credit to the  securities  account of the person  specified  in the  instructions  a  beneficial  interest in the corresponding  Regulation S Global Class B Certificate  equal to the reduction in the principal  amount of the Rule 144A Global Class B
Certificate  and (y) a Definitive  Class B Certificate,  the Trustee will exchange such Definitive  Class B Certificate  (and note such cancellation or reduction in the Certificate  Register) for the remaining  untransferred  principal amount of or cancel, as applicable, such  Definitive  Class B  Certificate,  and the Trustee shall  instruct the  Depository  to (1) increase the  principal  amount of the
Permanent  Regulation S Global Class B Certificate  by the  aggregate  principal  amount of the  Definitive  Class B Certificate  to be exchanged,  and (2) credit to the  securities  account  of the person  specified  in the  instructions  a  beneficial  interest  in the corresponding  Regulation  S Global  Class B  Certificate  equal to the  reduction  or  cancellation  in the  principal  amount  of the
Definitive  Class B  Certificate,  in each case upon receipt by the Trustee of a (i) a written order in accordance  with the Applicable
Procedures  containing  information  regarding the Euroclear or  Clearstream  account to be credited with the increase in the Permanent
Regulation  S Global Class B  Certificate  and the name of such  account,  (ii) a  certificate  in the form of Exhibit N-3 given by the transferor, and (iii) a certificate in the form of Exhibit N-4 given by the proposed transferee.

(B)      Rule  144A  Global  Class B  Certificate  or  Definitive  Class  B  Certificate  to  Temporary  Regulation  S  Global  Class B
Certificate.  If the owner of a beneficial  interest in a Rule 144A Global  Class B  Certificate  deposited  with the  Depository  or a
Holder of a Definitive  Class B Certificate  during the Distribution  Compliance  Period wishes at any time to exchange its interest in the Rule 144A Global Class B Certificate or Definitive Class B Certificate  during the Distribution  Compliance  Period for an interest in the  corresponding  Temporary  Regulation S Global Class B Certificate,  or to transfer its interest in the Rule 144A Global Class B
Certificate  or  Definitive  Class B  Certificate  to a person  who wishes to take  delivery  of it in the form of an  interest  in the corresponding  Temporary  Regulation  S Global  Class B  Certificate,  the owner or Holder may exchange or transfer the interest for an equivalent  beneficial  interest in the corresponding  Regulation S Global Class B Certificate  (subject,  in the case of the Rule 144A
Global Class B Certificate,  to Applicable  Procedures if the owner or Holder after the exchange or the proposed  transferee  after the transfer is not a United States Person.  In the case of the transfer of (x) a Rule 144A Global Class B  Certificate,  the Trustee shall instruct the  Depository  to reduce the  principal  amount of the Rule 144A Global Class B  Certificate  and to increase the  principal amount of the Temporary  Regulation S Global Class B Certificate by the aggregate  principal  amount of the beneficial  interest in the
Rule 144A  Global  Class B  Certificate  to be  exchanged  (but such  exchange  shall  not be for less  than the  minimum  denomination applicable  to such Class B  Certificates)  and to credit to the  securities  account of the person  specified  in the  instructions  a beneficial  interest in the  corresponding  Regulation S Global Class B Certificate  equal to the reduction in the principal  amount of the Rule 144A Global Class B Certificate and (y) a Definitive  Class B Certificate,  the Trustee will exchange such Definitive  Class B
Certificate (and note such cancellation or reduction in the Certificate Register) for the remaining  untransferred  principal amount of or cancel,  as  applicable,  such  Definitive  Class B  Certificate,  and the Trustee  shall  instruct the  Depository  to increase the principal amount of the Temporary  Regulation S Global Class B Certificate by the aggregate  principal amount of the Definitive Class B
Certificate  to be  exchanged,  and to credit to the  securities  account of the person  specified  in the  instructions  a  beneficial interest in the  corresponding  Temporary  Regulation S Global  Class B  Certificate  equal to the  reduction  or  cancellation  in the principal  amount of the  Definitive  Class B  Certificate,  in each case  upon  receipt  by the  Trustee  of a (i) a written  order in accordance with the Applicable  Procedures  containing  information  regarding the Euroclear or Clearstream account to be credited with the increase in the Temporary  Regulation S Global Class B Certificate and the name of such account,  (ii) a certificate in the form of
N-3 given by the  transferor,  and (iii) a  certificate  in the form of Exhibit N-4 given by the proposed  transferee.  Notwithstanding anything else in this Section  5.02(d)(iii)(B),  prior to the end of the  Distribution  Compliance  Period,  a Rule 144A Global Class B
Certificate  or Definitive  Class B Certificate  may only be exchanged or  transferred  for an  equivalent  beneficial  interest in the corresponding Temporary Regulation S Class B Global Certificate.

(C)      Regulation S Global Class B Certificate  or Definitive  Class B Certificate  to Rule 144A Global Class B  Certificate.  If the
owner of a beneficial  interest in a Regulation S Global Class B Certificate or the Holder of a Definitive  Class B Certificate  wishes at any time to exchange its interest in the Regulation S Global Class B Certificate or Definitive  Class B Certificate  for an interest in the  corresponding  Rule 144A Global Class B Certificate  or to transfer its interest in the Regulation S Global Class B Certificate or Definitive  Class B Certificate to a person who wishes to take delivery of it in the form of an interest in the  corresponding  Rule
144A Global Class B Certificate,  the owner or Holder may exchange or transfer,  or cause the exchange or transfer of, the interest for an equivalent  beneficial  interest in the corresponding Rule 144A Global Class B Certificate  (subject,  in the case of a Regulation S
Global Class B Certificate,  to Applicable  Procedures) if the owner or Holder after the exchange or the proposed  transferee after the transfer is a Qualified  Institutional  Buyer. In the case of a transfer of (x) a Regulation S Global Class B Certificate,  the Trustee
shall  instruct  Euroclear,  Clearstream,  or the  Depository,  as the case may be, to reduce the principal  amount of the Regulation S
Global Class B Certificate  and increase the principal  amount of the Rule 144A Global Class B Certificate  by the aggregate  principal amount of the  beneficial  interest in the  Regulation S Global Class B Certificate to be exchanged (but such exchange shall not be for less than the minimum  denomination  applicable to such Class B  Certificates)  and to credit to the  securities  account of the person specified in the instructions a beneficial  interest in the  corresponding  Rule 144A Global Class B Certificate equal to the reduction in the principal  amount of the  Regulation S Global Class B Certificate  and (y) a Definitive  Class B  Certificate,  the Trustee will exchange such  Definitive  Class B Certificate  for the remaining  untransferred  principal  amount of or cancel,  as applicable,  such
Definitive  Class B Certificate and the Trustee shall instruct the Depository to increase the principal  amount of the Rule 144A Global
Class B Certificate  by the aggregate  principal  amount of the Definitive  Class B Certificate  to be exchanged,  and to credit to the securities  account of the person specified in the  instructions a beneficial  interest in the  corresponding  Rule 144A Global Class B
Certificate  equal to the reduction or cancellation in the principal  amount of the Definitive  Class B Certificate,  in each case upon receipt by the  Certificate  Registrar of (i) a certificate  in the form of Exhibit N-6 given by the  transferor  if the  transferor is not a United States Person and (ii) a certificate in the form of Exhibit N-1 given by the proposed transferee.

(D)      Global Class B  Certificate  or Definitive  Class B Certificate  to Definitive  U.S.  Class B  Certificate.  If the owner of a beneficial  interest in a Global Class B Certificate  deposited with the Depository,  Euroclear or Clearstream,  as applicable,  or the
Holder of a  Definitive  Class B  Certificate  wishes at any time to  exchange  its  interest  in the  Global  Class B  Certificate  or
Definitive  Class B Certificate  for an interest in the  corresponding  Definitive U.S. Class B Certificate or to transfer its interest in the  corresponding  Definitive U.S. Class B Certificate,  the Certificate  Owner may exchange or transfer,  or cause the exchange or transfer of, the interest for an equivalent  beneficial interest in a corresponding  Definitive U.S. Class B Certificate  (subject,  in the case of a Global Class B Certificates,  to the Applicable  Procedures) if the Certificate  Owner after the exchange or the proposed transferee  after the  transfer  is a  Qualified  Institutional  Buyer or an  Accredited  Investor.  In the case of a transfer of (x) a
Global Class B Certificate,  the Trustee shall instruct Euroclear,  Clearstream,  or the Depository,  as the case may be, to reduce the principal  amount of the Global Class B  Certificate  and the Trustee shall  authenticate  and deliver to the proposed  transferee  the
Definitive  U.S.  Class B  Certificate  specified  in the  transferor's  instructions  in an aggregate  principal  amount equal to such reduction in the principal amount of the Global Class B Certificate and note the issuance,  principal  amount and registered  holder of such  Definitive  U.S.  Class B Certificate in the  Certificate  Register and (y) a Definitive  Class B  Certificate,  the Trustee will exchange such  Definitive  Class B Certificate  for the remaining  untransferred  principal  amount of or cancel,  as applicable,  such
Definitive  Class B  Certificate  presented  for transfer or exchange  (and note such  cancellation  or  reduction  in the  Certificate
Register) and the Trustee shall authenticate and deliver to the proposed  transferee the Definitive U.S. Class B Certificate  specified in the  transferor's  instructions  in an  aggregate  principal  amount  equal to the portion of the  principal  amount of the physical
Certificate  presented for transfer or exchange (and note the issuance,  principal amount and registered holder of such Definitive U.S.
Class B Certificate in the Certificate  Register),  and, in the case of a transfer in part,  authenticate and deliver to the transferor a Definitive  Class B Certificate for any remaining  portion of the principal  amount of the Definitive  Class B Certificate  presented for transfer of exchange,  in each case upon receipt by the Certificate  Registrar of, (i) (A) a certificate in the form of Exhibit N-2 given by the transferor if the  transferor is a Qualified  Institutional  Buyer,  or (B) a certificate in the form of Exhibit N-6 given by the transferor if the transferor is a Non-United  States Person,  and (ii) (A) a certificate in the form of Exhibit N-1 given by the proposed  transferee if the proposed  transferee  is a Qualified  Institutional  Buyer or (B) a certificate  in the form of Exhibit N-5 given by the proposed transferee if the proposed transferee is an  Accredited Investor.

(E)      Global Class B Certificate  or Definitive  Class B Certificate to Regulation S Definitive  Class B  Certificate.  If the owner of a beneficial interest in a Global Class B Certificate  deposited with the Depository,  Euroclear or Clearstream,  as applicable,  or the Holder of a  Definitive  Class B  Certificate  wishes at any time to exchange its  interest in the Global  Class B  Certificate  or
Definitive  Class B Certificate  for an interest in the  corresponding  Regulation S Definitive  Class B Certificate or to transfer its interest in the corresponding  Regulation S Definitive Class B Certificate,  the Certificate  Owner may exchange or transfer,  or cause the exchange or transfer of, the interest for an equivalent  beneficial  interest in a  corresponding  Regulation S Definitive  Class B
Certificate  (subject,  in the case of a Global Class B  Certificates,  to the rules and procedures of Euroclear,  Clearstream,  or the
Depository,  as the case may be) if the  Certificate  Owner after the exchange or the proposed  transferee  after the transfer is not a
United  States  Person.  In the case of a  transfer  of (x) a  Global  Class B  Certificate,  the  Trustee  shall  instruct  Euroclear,
Clearstream,  or the Depository,  as the case may be, to reduce the principal  amount of the Global Class B Certificate and the Trustee shall  authenticate  and deliver to the  transferee  the  Regulation S Definitive  Class B  Certificate  specified in the  transferor's instructions  in an aggregate  principal  amount equal to such reduction in the principal  amount of the Global Class B Certificate and note the issuance,  principal  amount and registered  holder of such  Regulation S Definitive  Class B Certificate  in the  Certificate
Register and (y) a Definitive  Class B Certificate,  the Trustee will exchange such  Definitive  Class B Certificate  for the remaining untransferred  principal amount of or cancel,  as applicable,  such Definitive  Class B Certificate  presented for transfer or exchange
(and note such  cancellation  or  reduction  in the  Certificate  Register)  and the  Trustee  shall  authenticate  and  deliver to the transferee  the  Regulation S Definitive  Class B Certificate  specified in the  transferor's  instructions  in an aggregate  principal amount  equal to the portion of the  principal  amount of the physical  Certificate  presented  for transfer or exchange  (and note the issuance,  principal  amount and registered  holder of such Regulation S Definitive  Class B Certificate in the Certificate  Register),
and, in the case of a transfer in part,  authenticate  and deliver to the transferor a Definitive Class B Certificate for any remaining portion of the principal  amount of the Definitive  Class B Certificate  presented for transfer of exchange,  in each case upon receipt by the  Trustee  of (i) (A) a  certificate  in the form of  Exhibit  N-2  given by the  transferor  if the  transferor  is a  Qualified
Institutional  Buyer, or (B) a certificate in the form of Exhibit N-6 given by the transferor if the transferor is a Non-United  States
Person, and  (ii) a certificate in the form of Exhibit N-4 given by the proposed transferee.

(F)      Temporary  Regulation  S Global Class B  Certificate  to Permanent  Regulation S Global Class B  Certificate.  On or after the
Distribution  Compliance  Period, a Temporary  Regulation S Global Class B certificates may be exchanged for a corresponding  Permanent
Regulation S Global Class B Certificate.  Any such Permanent  Regulation S Global Class B Certificate  shall be so issued and delivered in  exchange  for a  Temporary  Regulation  S Global  Class B  Certificate  if there  shall have been  presented  to the  Trustee (i) a certification  in the form of Exhibit N-6 given by the  transferor,  and (ii) a  certification  in the form of Exhibit N-4 given by the proposed transferee.

(iv)     If any  transfer of a Class B  Certificate  held by a transferor  and to be held by a  transferee  in book entry form is to be made without  registration under the Securities Act, the transferor shall be deemed to have made each of the applicable  certifications in the  representation  letters or certificates  required  pursuant to Section  5.02(d)(iii) as of the transfer date and the transferee shall be deemed to have made each of the applicable  certifications in the representation  letters or certificates required pursuant to
Section 5.02(d)(iii) as of the transfer date, in each case as if such Class B Certificate were in physical form.

(v)      The Holder of a Class B  Certificate,  Class SB  Certificate  or Class R  Certificate  desiring to effect any transfer,  sale, pledge or other  disposition  shall,  and does hereby agree to,  indemnify  the Trustee,  the  Depositor,  the Master  Servicer and the
Certificate  Registrar against any liability that may result if the transfer,  sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e)      In the case of any Certificate  presented for registration in the name of any Person,  either (A) the Trustee shall require an
Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer to the
effect that the purchase or holding of such  Certificate  is  permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master  Servicer,  or (B) the prospective  transferee shall be required to provide the Trustee,  the  Depositor  and the Master  Servicer  with a  certification  to the effect set forth in Exhibit P
(with respect to a Class A Certificate,  Class M Certificate, Class B Certificate or Class SB Certificate,  provided, however that such certification  shall be deemed to have been given by any  Class A  Certificate,  Class M or Class B  Certificateholder  who  acquires a
Book-Entry  Certificate) or in paragraph  fifteen of Exhibit H-1  (with respect to a Class R  Certificate),  which the Trustee may rely upon without further inquiry or  investigation,  or such other  certifications  as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such  registration is requested is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any Person  (including an insurance  company investing its general accounts,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

         Any  purported  Certificate  Owner whose  acquisition  or holding of any  Certificate  (or  interest  therein) was effected in violation of the  restrictions  in this  Section 5.02(e)  shall  indemnify and hold  harmless the  Depositor,  the Trustee,  the Master
Servicer,  any  Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)      (i)      Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R  Certificate  shall be  deemed by the acceptance or  acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably authorized  the Trustee or its  designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause  (iii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary  in  connection  with any such  sale.  The  rights of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

                               (A)      Each Person  holding or acquiring any Ownership  Interest in a Class R  Certificate  shall be a
Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                               (B)      In connection with any proposed  Transfer of any Ownership  Interest in a Class R  Certificate,
the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                                    (I)     an affidavit and  agreement (a "Transfer  Affidavit  and  Agreement,"  in the form attached hereto as Exhibit H-1)  from the proposed  Transferee,  in form and substance  satisfactory to the Master  Servicer,  representing  and warranting,  among other things,  that it is a Permitted  Transferee,  that it is not  acquiring its Ownership  Interest in the Class R
Certificate  that is the  subject  of the  proposed  Transfer  as a nominee,  trustee  or agent for any  Person who is not a  Permitted
Transferee,  that for so long as it retains its  Ownership  Interest in a Class R  Certificate,  it will endeavor to remain a Permitted
Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                                    (II)    a  certificate,  in the form attached  hereto as  Exhibit H-2,  from the Holder  wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer,  representing and warranting,  among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                               (C)      Notwithstanding  the delivery of a Transfer  Affidavit and  Agreement by a proposed  Transferee under  clause (B) above,  if a  Responsible  Officer of the Trustee who is assigned to this  Agreement  has actual  knowledge  that the proposed  Transferee is not a Permitted  Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed
Transferee shall be effected.

                               (D)      Each Person holding or acquiring any Ownership  Interest in a Class R  Certificate  shall agree
(x) to require a Transfer  Affidavit  and  Agreement  from any other  Person to whom such Person  attempts to  transfer  its  Ownership
Interest in a Class R  Certificate  and (y) not to transfer its Ownership  Interest  unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                               (E)      Each Person holding or acquiring an Ownership Interest in a Class R Certificate,  by purchasing an Ownership  Interest in such  Certificate,  agrees to give the Trustee  written notice that it is a  "pass-through  interest  holder"
within the meaning of Temporary Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class R  Certificate,  if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through  interest holder."

(ii)     The Trustee shall register the Transfer of any Class R  Certificate only if it shall have received the Transfer  Affidavit and
         Agreement,  a certificate of the Holder  requesting  such transfer in the form attached  hereto as Exhibit H-2 and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers of the
         Class R  Certificates to Non-United  States Persons and Disqualified  Organizations (as defined in  Section 860E(e)(5)  of the
         Code) are prohibited.

                               (A)      If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a Non-United  States Person shall become a holder of a Class R  Certificate,  then the last preceding  United States Person shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R  Certificate.
If a transfer  of a Class R  Certificate  is  disregarded  pursuant  to the  provisions  of Treasury  Regulations  Section 1.860E-1  or
Section 1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and obligations  as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(f)  or for making any payments  due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                               (B)      If any purported  Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this  Section 5.02(f)  and to the extent that the  retroactive  restoration of the rights of the Holder of such Class R
Certificate as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the Master Servicer shall have the right,  without notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R Certificate to a purchaser selected by the Master  Servicer on such terms as the Master  Servicer may choose.  Such purported  Transferee  shall promptly  endorse and deliver each Class R  Certificate in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master
Servicer  itself or any  Affiliate  of the Master  Servicer.  The  proceeds  of such sale,  net of the  commissions  (which may include commissions  payable to the Master  Servicer  or its  Affiliates),  expenses  and taxes due,  if any,  will be  remitted  by the Master
Servicer to such  purported  Transferee.  The terms and  conditions of any sale under this clause  (iii)(B)  shall be determined in the sole discretion of the Master  Servicer,  and the Master  Servicer shall not be liable to any Person having an Ownership  Interest in a
Class R Certificate as a result of its exercise of such discretion.

(iii)    The Master Servicer,  on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information necessary to compute any tax imposed

                               (A)      as a result of the Transfer of an  Ownership  Interest in a Class R  Certificate  to any Person
who is a Disqualified  Organization,  including the information  regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal  Revenue  Service and certain  Persons as described in Treasury  Regulations  Sections  1.860D-1(b)(5)  and
1.860E-2(a)(5), and

                               (B)      as a result of any regulated  investment  company,  real estate investment trust,  common trust fund,  partnership,  trust, estate or organization  described in Section 1381 of the Code that holds an Ownership Interest in a Class R
Certificate  having as among its record  holders at any time any Person who is a  Disqualified  Organization.  Reasonable  compensation for providing such information may be required by the Master Servicer from such Person.

(iv)     The provisions of this Section 5.02(f) set forth prior to this clause (iv) may be modified,  added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

                               (A)      written  notification from each Rating Agency to the effect that the modification,  addition to or elimination  of such  provisions  will not cause such Rating Agency to downgrade its  then-current  ratings,  if any, of the Class A
Certificates or Class M  Certificates below the lower of the then-current  rating or the rating assigned to such Certificates as of the
Closing Date by such Rating Agency; and

                               (B)      a certificate of the Master  Servicer  stating that the Master Servicer has received an Opinion of Counsel,  in form and substance  satisfactory to the Master Servicer,  to the effect that such modification,  addition to or absence of such provisions  will not cause any REMIC created  hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC created hereunder to be subject to an  entity-level  tax caused by the Transfer of any Class R  Certificate  to a Person that is a Disqualified
Organization  or (y) a  Certificateholder  or another Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R
Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the Trustee may require payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the Certificate  Registrar
receive  evidence to their  satisfaction  of the  destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered to the
Trustee and the  Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been acquired by a bona fide purchaser, the Trustee  shall  execute and the  Certificate  Registrar  shall  authenticate  and  deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new Certificate under this Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in relation  thereto and any other  expenses
(including the fees and expenses of the Trustee and the Certificate  Registrar) connected therewith.  Any duplicate  Certificate issued pursuant to this Section shall  constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for  registration of transfer,  the Depositor,  the Master  Servicer,  the Trustee,
the Certificate Registrar and any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate Registrar may treat the
Person in whose name any  Certificate  is  registered  as the owner of such  Certificate  for the  purpose of  receiving  distributions pursuant  to  Section 4.02  and  for all  other  purposes  whatsoever,  except  as and to the  extent  provided  in the  definition  of
"Certificateholder,"  and neither the Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar nor any agent of the
Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  shall be affected  by notice to the  contrary  except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The  Trustee  may  appoint  a Paying  Agent  for the  purpose  of  making  distributions  to  Certificateholders  pursuant  to
Section 4.02.  In the  event of any such  appointment,  on or prior to each  Distribution  Date the  Master  Servicer  on behalf of the
Trustee shall deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in the manner provided for in  Section 4.02,  such sum to be held in trust for the benefit of  Certificateholders.  The
Trustee  shall cause each Paying Agent to execute and deliver to the Trustee an  instrument in which such Paying Agent shall agree with the Trustee  that such Paying  Agent will hold all sums held by it for the  payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying
Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the  Certificateholders  on the date of receipt by such Paying Agent.

ARTICLE VI

                                                 THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The  Depositor and the Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the  obligations specifically  and  respectively  imposed upon and undertaken by the Depositor and the Master  Servicer  herein.  By way of illustration and not limitation,  the Depositor is not liable for the servicing and  administration  of the Mortgage  Loans,  nor is it obligated by
Section 7.01 or  Section 10.01  to assume any  obligations of the Master Servicer or to appoint a designee to assume such  obligations, nor is it liable for any other  obligation  hereunder  that it may, but is not  obligated  to,  assume  unless it elects to assume such obligation in accordance herewith.

Section 6.02.     Merger or Consolidation  of the Depositor or the Master  Servicer;  Assignment of Rights and Delegation of Duties by
                           Master Servicer.

(a)      The Depositor and the Master  Servicer  shall each keep in full effect its  existence,  rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and  preserve  its  qualification  to do business as a foreign corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any Person into which the  Depositor or the Master  Servicer may be merged or converted or with which it may be  consolidated, or any Person  resulting from any merger,  conversion or  consolidation to which the Depositor or the Master Servicer shall be a party, or any Person  succeeding  to the business of the  Depositor or the Master  Servicer,  shall be the  successor of the  Depositor or the
Master Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything in this Section  6.02(b) to the  contrary  notwithstanding;  provided,  however,  that the  successor or surviving  Person to the Master  Servicer  shall be  qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac; and
provided further that each Rating Agency's  ratings,  if any, of any Class of Class A  Certificates,  Class M  Certificates and Class B
Certificates  in effect  immediately  prior to such merger or  consolidation  will not be  qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)      Notwithstanding  anything else in this  Section 6.02  and  Section 6.04  to the contrary,  the Master  Servicer may assign its rights and delegate its duties and obligations  under this Agreement;  provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the  Depositor,  is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and  substance  reasonably  satisfactory  to the Depositor  and the Trustee,  which  contains an assumption by such
Person of the due and punctual  performance  and  observance  of each  covenant and condition to be performed or observed by the Master
Servicer under this Agreement;  provided  further that each Rating Agency's rating of the Classes of Certificates  that have been rated in effect  immediately  prior to such  assignment  and  delegation  will not be  qualified,  reduced or  withdrawn  as a result of such assignment  and delegation (as evidenced by a letter to such effect from each Rating  Agency).  In the case of any such  assignment and delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master Servicer shall remain liable for all  liabilities  and  obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the conditions to such  assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge or assignment by the Master  Servicer  solely of its rights to purchase all assets of the Trust Fund under  Section 9.01(a)
(or, if so specified in  Section 9.01(a),  its rights to purchase the Mortgage  Loans and property  acquired  related to such  Mortgage
Loans or its rights to purchase the  Certificates  related  thereto),  the provisos of the first  sentence of this  paragraph  will not apply.

(d)      Notwithstanding  anything else in this Section 6.02 to the contrary,  the conversion of Residential  Funding  Corporation's or
Residential Asset Securities  Corporation's  organizational  structure from a Delaware corporation to a limited liability company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or  obligations  of  Residential
Funding Corporation or Residential Asset Securities Corporation hereunder.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the  Depositor,  the Master  Servicer or any of the directors,  officers,  employees or agents of the Depositor or the
Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not  protect  the  Depositor,  the Master  Servicer  or any such Person  against  any breach of  warranties,  representations  or covenants  made  herein or any  liability  which  would  otherwise  be  imposed by reason of  willful  misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless  disregard of obligations  and duties  hereunder.  The Depositor,  the
Master  Servicer and any director,  officer,  employee or agent of the  Depositor or the Master  Servicer may rely in good faith on any document of any kind prima  facie  properly  executed  and  submitted  by any Person  respecting  any matters  arising  hereunder.  The
Depositor,  the Master  Servicer  and any  director,  officer,  employee  or agent of the  Depositor  or the Master  Servicer  shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage Loan or
Mortgage  Loans (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties hereunder or by reason of reckless  disregard of  obligations  and duties  hereunder.  Neither the  Depositor  nor the Master  Servicer shall be under any  obligation  to  appear  in,  prosecute  or  defend  any legal or  administrative  action,  proceeding,  hearing  or examination  that is not  incidental  to its  respective  duties  under this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Depositor or the Master Servicer may in its discretion  undertake any such action, proceeding,  hearing or  examination  that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests  of the  Certificateholders  hereunder.  In such  event,  the legal  expenses  and costs of such action,  proceeding,  hearing or examination  and any liability  resulting  therefrom  shall be expenses,  costs and liabilities of the
Trust Fund, and the Depositor and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable to the
Mortgage  Loans on deposit in the  Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s)  following  such reimbursement,  the  aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each
Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer  shall resign from its respective obligations  and duties  hereby  imposed on it except upon  determination  that its duties  hereunder are no longer  permissible  under applicable  law. Any such  determination  permitting the  resignation of the Depositor or the Master  Servicer shall be evidenced by an
Opinion of Counsel  (at the expense of the  resigning  party) to such effect  delivered  to the  Trustee.  No such  resignation  by the
Master  Servicer  shall  become  effective  until the  Trustee or a  successor  servicer  shall  have  assumed  the  Master  Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                                DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)      the  Master  Servicer  shall fail to  distribute  or cause to be  distributed  to Holders  of  Certificates  of any  Class any distribution  required to be made under the terms of the  Certificates  of such  Class and this Agreement and, in either case, such failure  shall  continue  unremedied  for a period of 5 days after the date upon which  written  notice of such  failure, requiring  such failure to be  remedied,  shall have been given to the Master  Servicer by the Trustee or the  Depositor or to
         the Master  Servicer,  the  Depositor  and the  Trustee by the Holders of  Certificates  of such  Class evidencing  Percentage
         Interests aggregating not less than 25%; or

(ii)     the Master  Servicer shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates of any Class or in this Agreement and such failure shall continue unremedied  for a period of 30 days  (except that such number  of days shall be 15 in the case of a failure to pay the premium for any  Required  Insurance  Policy)  after  the date on which  written  notice  of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer  by the  Trustee or the  Depositor,  or to the Master  Servicer,  the
         Depositor and the Trustee by the Holders of  Certificates  of any  Class evidencing,  as to such Class,  Percentage  Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an involuntary  case under any present or future  federal or state  bankruptcy,  insolvency or similar law or appointing a conservator  or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or  liquidator  in any  insolvency, readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its  inability to pay its debts  generally as they become due, file a petition to take  advantage  of, or  commence a voluntary  case under,  any  applicable  insolvency  or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)     the Master  Servicer  shall notify the Trustee  pursuant to  Section 4.04(b)  that it is unable to deposit in the  Certificate
         Account an amount equal to the Advance.

         If an Event of Default  described in clauses (i)-(v) of this  Section shall  occur,  then, and in each and every such case, so long as such Event of Default  shall not have been  remedied,  either the Depositor or the Trustee shall at the direction of Holders of
Certificates  entitled to at least 51% of the Voting Rights by notice in writing to the Master  Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and obligations of the Master Servicer under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder;
provided,  however,  that a successor to the Master Servicer is appointed  pursuant to Section 7.02  and such successor Master Servicer shall have  accepted the duties of Master  Servicer  effective  upon the  resignation  of the Master  Servicer.  If an Event of Default
described  in clause (vi) hereof shall occur,  the Trustee  shall,  by notice to the Master  Servicer  and the  Depositor,  immediately terminate all of the rights and  obligations  of the Master  Servicer  under this  Agreement  and in and to the Mortgage  Loans and the proceeds thereof,  other than its rights as a Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice,  all authority and power of the Master Servicer under this Agreement,  whether with respect to the Certificates  (other than as a Holder thereof) or the Mortgage Loans or otherwise,  shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's  designee  appointed pursuant to Section 7.02;  and, without  limitation,  the Trustee is hereby authorized  and empowered to execute and deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish all other acts or things  necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete  the  transfer  and  endorsement  or  assignment  of the  Mortgage  Loans and related documents,  or otherwise.  The Master Servicer  agrees to cooperate with the Trustee (or its designee) as successor  Master Servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder,  including,  without limitation, the transfer to the Trustee or its  designee  for  administration  by it of all cash  amounts  which shall at the time be credited to the  Custodial
Account or the  Certificate  Account or thereafter be received with respect to the Mortgage Loans.  No such  termination  shall release the Master  Servicer for any liability  that it would  otherwise  have hereunder for any act or omission prior to the effective time of such  termination.  Notwithstanding  any  termination  of the  activities  of  Residential  Funding in its capacity as Master  Servicer hereunder,  Residential Funding shall be entitled to receive,  out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's rights and obligations as Master Servicer hereunder and received after such notice,  that portion to which Residential  Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect thereof,  and any other amounts payable to Residential  Funding hereunder the entitlement to which arose prior to the termination of its activities  hereunder.  Upon the termination of Residential  Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee, as successor Master Servicer, a copy of the Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the Master Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in accordance with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the  Depositor's  consent  (which shall not be  unreasonably withheld) a designee  (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the Master
Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities relating thereto placed on the Master Servicer (except for the  responsibilities, duties and liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related Subservicers as set forth in such
Sections,  and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the  Certificate  Account  pursuant to Sections  3.07(c) and 4.01(c) by the terms and  provisions hereof);  provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master  Servicer's failure to provide  information  required by  Section 4.04  shall not be  considered  a default by the Trustee  hereunder  as successor
Master  Servicer.  As compensation  therefor,  the Trustee as successor  Master Servicer shall be entitled to all funds relating to the
Mortgage Loans which the Master  Servicer  would have been entitled to charge to the Custodial  Account or the  Certificate  Account if
the Master  Servicer had continued to act hereunder  and, in addition,  shall be entitled to the income from any Permitted  Investments made with amounts  attributable  to the Mortgage Loans held in the Custodial  Account or the  Certificate  Account.  If the Trustee has
become the successor to the Master Servicer in accordance with  Section 6.04  or  Section 7.01,  then  notwithstanding  the above,  the
Trustee  may,  if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent jurisdiction  to appoint,  any established  housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved mortgage  servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the  assumption  of all or any  part  of the  responsibilities,  duties  or  liabilities  of the  Master  Servicer  hereunder.  Pending appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become  successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such appointment and assumption,  the Trustee may make such arrangements for the  compensation  of such  successor out of payments on Mortgage Loans as it and such successor  shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Depositor,  the Trustee, the
Custodian and such  successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.  Any successor Master Servicer  appointed  pursuant to this Section 7.02 shall not receive a Servicing Fee with respect any
Mortgage Loan not directly  serviced by the Master Servicer on which the  Subservicing Fee (i) accrues at a rate of less than 0.50% per annum and (ii) has to be  increased  to a rate of 0.50% per annum in order to hire a  Subservicer.  The Master  Servicer  shall pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)      In  connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either (i) the  successor  Master
Servicer,  including  the Trustee if the Trustee is acting as  successor  Master  Servicer,  shall  represent  and warrant that it is a member  of MERS in good  standing  and shall  agree to  comply in all  material  respects  with the  rules  and  procedures  of MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master Servicer as necessary  under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute  and deliver  such other  notices,  documents  and other  instruments  as may be necessary or  desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such  Mortgage  Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master  Servicer shall file or cause to be filed any such assignment in the appropriate recording  office.  The  predecessor  Master  Servicer  shall bear any and all fees of MERS,  costs of  preparing  any  assignments  of
Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (b). The successor
Master  Servicer  shall cause such  assignment  to be delivered to the Trustee or the  Custodian  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such termination or appointment of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

(b)      Within  60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall  transmit  by mail to all  Holders  of
Certificates  and the Credit Risk Manager  notice of each such Event of Default  hereunder  known to the Trustee,  unless such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the  Voting  Rights of  Certificates  affected  by a default  or Event of  Default hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default or Event of Default  under clause (i) of
Section 7.01  may be waived only by all of the Holders of  Certificates  affected by such default or Event of Default and (b) no waiver pursuant  to this  Section 7.04  shall  affect the  Holders of  Certificates  in the manner set forth in  Section 11.01(b)(i),  (ii) or
(III). Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of
Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been  remedied  for every  purpose  hereunder.  No such waiver  shall  extend to any  subsequent  or other  default or Event of
Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing of all Events of Default  which may have occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)      The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee which are  specifically  required to be furnished  pursuant to any  provision of this  Agreement, shall  examine  them to  determine  whether  they  conform  to the  requirements  of this  Agreement.  The  Trustee  shall  notify  the
Certificateholders  of any such documents which do not materially  conform to the  requirements of this Agreement in the event that the
Trustee,  after so  requesting,  does not  receive  satisfactorily  corrected  documents.  The  Trustee  shall  forward  or cause to be forwarded in a timely fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections 4.03,
7.03, and 10.01.  The Trustee shall furnish in a timely  fashion to the Master  Servicer such  information  as the Master  Servicer may reasonably  request  from time to time for the Master  Servicer  to  fulfill  its duties as set forth in this  Agreement.  The  Trustee covenants  and agrees that it shall  perform its  obligations  hereunder in a manner so as to maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and (subject to  Section 10.01(f))  to prevent the imposition of any federal,  state or local  income,  prohibited  transaction,  contribution  or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control of the Trustee and are  reasonably  within the scope of its duties  under this
Agreement.

(c)      No provision of this  Agreement  shall be construed to relieve the Trustee from  liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the  correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the Trustee by the
         Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)     The  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
         Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining  the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of the  Certificateholders  holding  Certificates which evidence,  Percentage Interests aggregating  not less than 25% of the affected  Classes as to the time,  method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee shall not be charged with knowledge of any default  (other than a default in payment to the Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an Event of Default  under  clauses  (iii),  (iv) and (v) of  Section 7.01  unless a
         Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written  notice of such  failure or event at its  Corporate  Trust  Office from the
         Master Servicer, the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this  Agreement  shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial liability in the  performance  of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the
         Trustee  shall have  reasonable  grounds for  believing  that  repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall timely pay,  from its own funds,  the amount of any and all federal,  state and local taxes  imposed on the
Trust Fund or its assets or  transactions  including,  without  limitation,  (A) "prohibited  transaction"  penalty taxes as defined in
Section 860F  of the Code,  if,  when and as the same  shall be due and  payable,  (B) any tax on  contributions  to a REMIC  after the
Closing  Date  imposed  by  Section 860G(d)  of the Code and (C) any tax on "net  income  from  foreclosure  property"  as  defined  in
Section 860G(c)  of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee may rely and shall be protected in acting or refraining  from acting upon any resolution,  Officers'  Certificate, certificate of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document  believed by it to be genuine and to have been signed or  presented  by the proper party or parties;

(ii)     The Trustee may consult with counsel,  and any Opinion of Counsel shall be full and complete  authorization  and protection in respect of any action  taken or suffered  or omitted by it  hereunder  in good faith and in  accordance  with such  Opinion of
         Counsel;

(iii)    The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested in it by this  Agreement  or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or direction of any of the
         Certificateholders  pursuant to the provisions of this  Agreement,  unless such  Certificateholders  shall have offered to the
         Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of
         Default (which has not been cured),  to exercise such of the rights and powers vested in it by this Agreement,  and to use the same degree of care and skill in their exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such investor's own affairs;

(iv)     The Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing of all  Events of  Default  which may have occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or  matters  stated in any  resolution, certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless  requested in writing so to do by the Holders of  Certificates  of any  Class evidencing,  as to such Class,
         Percentage  Interests,  aggregating not less than 50%; provided,  however, that if the payment within a reasonable time to the
         Trustee of the costs,  expenses or  liabilities  likely to be incurred  by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require  reasonable  indemnity  against  such  expense or  liability  as a  condition  to so  proceeding.  The reasonable  expense  of every  such  examination  shall be paid by the  Master  Servicer,  if an Event of  Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)     The Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the regulations  promulgated  thereunder,  each Holder of a Class R  Certificate hereby  irrevocably  appoints and  authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required  to be filed on behalf of the Trust  Fund.  The  Trustee  shall sign on behalf of the Trust  Fund and  deliver to the
         Master  Servicer  in a timely  manner any Tax  Returns  prepared  by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following  the issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any contribution  of assets to the Trust Fund unless  (subject  to  Section 10.01(f))  it shall have  obtained  or been  furnished  with an
Opinion of Counsel to the effect that such  contribution  will not (i) cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained  herein and in the  Certificates  (other than the  execution of the  Certificates  and relating to the acceptance  and receipt of the Mortgage  Loans) shall be taken as the  statements of the  Depositor or the Master  Servicer as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no  representations as to the validity or sufficiency  of this  Agreement  or of the  Certificates  (except  that  the  Certificates  shall  be duly  and  validly  executed  and authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS(R)System.  Except as otherwise  provided herein,  the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Depositor or the Master  Servicer in respect of the  Mortgage  Loans or  deposited in or withdrawn  from the  Custodial  Account or the  Certificate
Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be  entitled  to,  reasonable  compensation  (which  shall not be  limited by any  provision  of law in regard to the compensation  of a trustee of an  express  trust) for all  services  rendered  by each of them in the  execution  of the trusts  hereby created and in the exercise  and  performance  of any of the powers and duties  hereunder  of the Trustee and any  co-trustee,  and the
Master  Servicer shall pay or reimburse the Trustee and any  co-trustee  upon request for all reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred  by the  Trustee  or any  co-trustee  in  connection  with the  appointment  of an  office  or  agency  pursuant  to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master  Servicer agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense  incurred  without  negligence or willful  misconduct on its part,  arising out of, or in connection  with,  the acceptance and administration  of the Trust Fund,  including its  obligation to execute the DTC Letter in its individual  capacity,  and including the costs and expenses  (including  reasonable  legal fees and  expenses)  of defending  itself  against any claim in  connection  with the exercise or performance of any of its powers or duties under this Agreement and the Swap Agreement, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof  promptly after the
         Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the Master  Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer  which consent shall not be  unreasonably withheld.  No  termination  of this  Agreement  shall affect the  obligations  created by this  Section 8.05(b)  of the Master
         Servicer to indemnify the Trustee under the  conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing, the  indemnification  provided by the Master  Servicer in this  Section 8.05(b)  shall not pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending  itself against any claim,  incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee  hereunder  shall at all times be a national  banking  association  or a New York banking  corporation  having its principal  office in a state and city  acceptable to the Depositor and organized and doing business under the laws of such state or the
United States of America,  authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000 and subject to supervision or examination by federal or state  authority.  If such  corporation or national  banking association  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving  written notice thereof to the
Depositor and the Master  Servicer.  Upon  receiving  such notice of  resignation,  the Depositor  shall  promptly  appoint a successor trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor  trustee.  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  then the resigning Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions  of  Section 8.06  and shall fail to resign after written request  therefor by the Depositor,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the  Depositor  may remove  the  Trustee  and  appoint a  successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument  shall be  delivered to the Trustee so removed and one copy to the  successor  trustee.  In addition,  in the event that the
Depositor  determines  that the  Trustee has failed (i) to  distribute  or cause to be  distributed  to  Certificateholders  any amount required to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent  (other than the Master  Servicer or the Depositor) for  distribution or (ii) to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue  unremedied for a period of 5 days (in respect of clause (i) above) or 30 days
(in respect of clause (ii) above,  other than any  failure to comply  with the  provisions  of Article  XII, in which case no notice or grace period shall be applicable)  after the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Depositor,  then the Depositor may remove the Trustee and appoint a successor  trustee by written instrument  delivered as provided in the preceding  sentence.  In connection  with the appointment of a successor  trustee  pursuant to the preceding sentence,  the Depositor shall, on or before the date on which any such appointment  becomes effective,  obtain from each
Rating Agency written  confirmation  that the appointment of any such successor trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such  Holders or their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this
Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor  trustee  appointed as provided in Section 8.07  shall execute,  acknowledge and deliver to the Depositor and to its  predecessor  trustee an  instrument  accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or removal of the predecessor  trustee shall become effective and such successor trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee shall deliver to the successor trustee all Mortgage Files and related  documents and statements  held by it hereunder  (other than any Mortgage Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor,  the Master  Servicer and the
predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)      No  successor  trustee  shall  accept  appointment  as provided in this  Section unless  at the time of such  acceptance  such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of appointment  by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the
Depositor  fails to mail such notice within 10 days after  acceptance of appointment by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking  association  resulting from any merger,  conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking  association  succeeding to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association shall be eligible under the provisions of  Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation  to the  Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any  legal  requirements  of any jurisdiction  in which any part of the Trust Fund or property  securing  the same may at the time be located,  the Master  Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event of Default  shall have  occurred  and be  continuing,  the  Trustee alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder,  and no notice to Holders of  Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10,  all rights,  powers, duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee, and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer  hereunder),  the Trustee shall be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee  shall be deemed to have been given to each of the then  separate trustees and co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this  Article VIII.  Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee, its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates, properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

         The Trustee  may,  with the  consent of the Master  Servicer  and the  Depositor,  or shall,  at the  direction  of the Master
Servicer and the Depositor,  appoint one or more  Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby  directed to enter into a Custodial  Agreement with Wells Fargo Bank, N.A. Subject to  Article VIII,  the Trustee agrees to comply with the terms of each  Custodial  Agreement  and to  enforce  the  terms  and  provisions  thereof  against  the  Custodian  for the  benefit  of the
Certificateholders.  Each Custodian  shall be a depository  institution  subject to supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be  qualified to do business in the  jurisdiction  in which it holds any Mortgage  File.  Each  Custodial  Agreement  may be amended only as provided in  Section 11.01.  The Trustee shall notify the
Certificateholders  of the  appointment of any Custodian  (other than the Custodian  appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The Trustee shall maintain an office or agency in the City of St. Paul,  Minnesota where  Certificates  may be surrendered for registration  of transfer or exchange.  The Trustee  initially  designates  its offices  located at the Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee shall maintain an office at the address stated in  Section 11.05(c)  hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust
Fund and in its individual capacity as agent thereunder.

Section 8.14.     Swap Agreements.

         The Trustee is hereby  authorized  and  directed  to, and agrees that it shall (a) enter into the Swap  Agreement on behalf of the  Trust  Fund  and  (b)  enter  into  the  SB-AM  Swap  Agreement  on  behalf  of  (i)  the  Class  A  Certificateholders,  Class  M
Certificateholders and Class B Certificateholders on the one hand, and (ii) the Class SB Certificateholders on the other hand.

ARTICLE IX

                                                              TERMINATION

Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)      Subject to  Section 9.02,  the respective  obligations  and  responsibilities  of the Depositor,  the Master  Servicer and the
Trustee  created hereby in respect of the  Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter set forth)
shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment  or other  liquidation  (or any  Advance  with  respect  thereto)  of the last  Mortgage  Loan remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     at the option of the Master Servicer or the Holder of the Class SB  Certificates as provided in Section 9.01(f),  the purchase of all  Mortgage  Loans and all  property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund,  at a price equal to the sum of (A) 100% of the unpaid  principal  balance of each Mortgage  Loan (or, if less than such unpaid  principal balance,  the fair market value of the related underlying  property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance) (and if such purchase is made by the Master Servicer only, net of any unreimbursed Advances  attributable to principal) on the day of repurchase,  plus accrued interest  thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan), to,  but not  including,  the first day of the month in which  such  repurchase  price is  distributed,  (B) any  unpaid  Swap
         Termination  Payment and any Net Swap Payments payable to the Swap  Counterparty  (or any Swap Termination  Payment payable to the Swap  Counterparty as a result of the exercise of the option provided for in this  Section 9.01(a)(ii))  and (C) an amount sufficient  to pay all  interest  accrued on, as well as amounts  necessary  to retire the note  balance of, any notes issued  pursuant  to any  indenture  which are  secured by all or any  portion of the Class SB  Certificates, and any amounts owed to one or more insurance companies which issue a financial quaranty insurance policy covering certain payments to be made on such notes, if any,  at the time the option is  exercised;  provided,  that,  with respect to clause (C) above,  the Master
         Servicer (i) shall be obligated to pay such  amount so long as (I) at  issuance,  such  notes are rated not lower than BB- by
         Standard  & Poor's  (or an  equivalent rating by another  NRSRO (as  defined in Section  1101(h)  of  Regulation  AB)) and (II)
         such notes are issued  within two (2) years from the Closing Date and (ii) shall not be obligated to pay fees or expenses relating to the retirement of such notes;

provided,  however,  that in no event shall the trust created hereby  continue  beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase price set forth above shall be increased as is necessary,  as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC.

         The  purchase  price paid by the Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  pursuant to
Section 9.01(a)(ii)  shall also  include any amounts owed by  Residential  Funding  pursuant to the last  paragraph of Section 4 of the
Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause (xlvii) of Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

         The right of the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  to purchase all of the Mortgage
Loans  pursuant to clause (ii) above is  conditioned  upon the date of such  purchase  occurring on or after the  Optional  Termination
DATE. If such right is exercised by the Master  Servicer,  the Master  Servicer  shall be deemed to have been  reimbursed  for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans being  purchased.  In addition,  the
Master  Servicer shall provide to the Trustee the  certification  required by  Section 3.15,  and the Trustee and any Custodian  shall, promptly  following  payment of the  purchase  price,  release to the Master  Servicer or the Holder of the Class SB  Certificates,  as
applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on or after the Optional  Termination Date, the Master Servicer or the
Holder of the  Class SB  Certificates  as provided in  Section 9.01(f),  shall have the right,  at its option,  to purchase the Class A
Certificates,  Class M Certificates,  Class B Certificates and Class SB Certificates in whole, but not in part, at a price equal to the sum of the outstanding  Certificate  Principal Balance of such Certificates  plus the sum of one month's Accrued  Certificate  Interest thereon,  any previously unpaid Accrued  Certificate  Interest,  and any unpaid Prepayment  Interest  Shortfalls  previously  allocated thereto and, in the case of Prepayment Interest  Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate, plus, with respect to any optional  termination by the Holder of the Class SB  Certificates,  an amount equal to all accrued and unpaid  Servicing
Fees and  reimbursement  for all  unreimbursed  Advances  and  Servicing  Advances,  in each  case  through  the date of such  optional termination.  If the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  exercises this right to purchase the outstanding Class A Certificates,  Class M  Certificates,  Class B Certificates and Class SB  Certificates,  the Master Servicer or the
Holder of the Class SB Certificates,  as applicable,  will promptly terminate the respective  obligations and responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

(b)      The Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  shall give the  Trustee  (and the Master
Servicer  if the  Holder of the  Class SB  Certificates  is  exercising  its  option)  and the Swap  Counterparty  (so long as the Swap
Agreement has not  previously  been  terminated)  not less than 40 days prior notice of the  Distribution  Date on which (1) the Master
Servicer  or the  Holder  of the  Class SB  Certificates,  as  applicable,  anticipates  that the  final  distribution  will be made to
Certificateholders  as a result of the exercise by the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  of its  right to  purchase  the  Mortgage  Loans or on which (2) the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  anticipates  that the  Certificates  will be purchased as a result of the exercise by the Master Servicer or the Holder of the Class SB  Certificates,  as  applicable,  to purchase the  outstanding  Certificates.  Notice of any  termination,  specifying  the anticipated  Final  Distribution  Date  (which  shall  be a  date  that  would  otherwise  be  a  Distribution  Date)  upon  which  the
Certificateholders  may  surrender  their  Certificates  to the Trustee  (if so required by the terms  hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding  Certificates,  specifying the Distribution  Date upon which the Holders may surrender  their  Certificates  to the Trustee for payment,  shall be given  promptly by the Master  Servicer (if it is exercising  the right to purchase the  Mortgage  Loans or to purchase the  outstanding  Certificates),  or by the Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the Certificate  Registrar)  mailed (or distributed  through the Depository with  respect  to any  Book-Entry  Certificates)  not  earlier  than the 15th day and not  later  than the 25th day of the  month  next preceding the month of such final distribution specifying:

(i)      the  anticipated  Final  Distribution  Date upon  which  final  payment of the  Certificates  is  anticipated  to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein  designated where required  pursuant to this  Agreement  or, in the case of the  purchase by the Master  Servicer or the Holder of the  Class SB  Certificates,  as
         applicable, of the outstanding Certificates, the Distribution Date on which such purchase is made,

(ii)     the amount of any such final payment or, in the case of the purchase of the outstanding  Certificates,  the purchase price, in either case, if known, and

(iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not  applicable,  and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer or the Trustee is  obligated to give notice to  Certificateholders  as required  above,  it shall give such notice to the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  In the event of a purchase of the
Mortgage Loans by the Master Servicer or the Holder of the Class SB Certificates,  as applicable,  the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  shall deposit in the Certificate Account before the Final Distribution Date in immediately available  funds an amount equal to the purchase price computed as provided  above.  As a result of the exercise by the Master Servicer or the Holder of the Class SB Certificates,  as applicable, of its right to purchase the outstanding Certificates,  the Master Servicer or the Holder of the Class SB Certificates,  as applicable,  shall deposit in the Certificate Account,  before the Distribution Date on which such purchase is to occur, in immediately  available funds, an amount equal to the purchase price for the  Certificates  computed as provided  above,  and provide  notice of such  deposit to the  Trustee.  The Trustee  shall  withdraw  from such  account the amount specified in subsection  (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection  (c) below.  The
Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  shall provide to the Trustee written  notification of any change to the  anticipated  Final  Distribution  Date as soon as  practicable.  If the Trust Fund is not terminated on the  anticipated
Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon  presentation  and  surrender  of the Class A  Certificates,  Class M  Certificates,  Class B  Certificates  and Class SB
Certificates by the  Certificateholders  thereof,  the Trustee shall  distribute to such  Certificateholders  (i) the amount  otherwise distributable  on  such  Distribution  Date,  if  not in  connection  with  the  Master  Servicer's  or the  Holder's  of the  Class SB
Certificates, as applicable,  election to repurchase the Mortgage Loans or the outstanding Class A Certificates,  Class M Certificates,
Class B  Certificates  and  Class SB  Certificates,  or (ii) if the Master  Servicer  or the Holder of the  Class SB  Certificates,  as
applicable,  elected to so repurchase  the Mortgage  Loans or the  outstanding  Class A  Certificates,  Class M  Certificates,  Class B
Certificates and Class SB Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:  first, with respect to any  optional  termination  by the Holder of the  Class SB  Certificates,  payment of any  accrued  and  unpaid  Servicing  Fees and reimbursement for all unreimbursed  Advances and Servicing  Advances,  in each case through the date of such optional  termination,  to the Master Servicer,  second,  with respect to the Class A  Certificates,  pari passu, the outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate Interest,  third, with respect to the Class M-1  Certificates,  the outstanding Certificate Principal Balance thereof, plus
Accrued Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest, fourth, with respect to the Class M-2  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued Certificate
Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  fifth, with respect to the Class M-3  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued Certificate Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  sixth,  with respect to the Class M-4
Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related
Interest Accrual Period and any previously unpaid Accrued Certificate Interest,  seventh,  with respect to the Class M-5  Certificates, the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual
Period and any previously unpaid Accrued  Certificate  Interest,  eighth, with respect to the Class M-6  Certificates,  the outstanding
Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  ninth,  with respect to the Class M-7  Certificates,  the  outstanding  Certificate
Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest  Accrual Period and any previously unpaid Accrued Certificate Interest,  tenth, with respect to the Class M-8 Certificates,  the outstanding Certificate Principal Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued
Certificate Interest,  eleventh,  with respect to the Class M-9  Certificates,  the outstanding  Certificate Principal Balance thereof, plus Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously  unpaid Accrued  Certificate
Interest,  twelfth,  with respect to the Class B  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest, thirteenth,  to the  Class A  Certificates,  Class M Certificates  and  Class B  Certificates,  the amount of any  Prepayment  Interest
Shortfalls  allocated  thereto for such  Distribution  Date or  remaining  unpaid from prior  Distribution  Dates and accrued  interest thereon at the applicable  Pass-Through Rate, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated thereto for such
Distribution Date or remaining unpaid from prior  Distribution  Dates,  fourteenth,  to the Swap Counterparty  (without  duplication of amounts payable to the Swap  Counterparty on such date in accordance with  Section 4.02)  any Swap  Termination  Payment payable to the
Swap  Counterparty  then remaining  unpaid or which is due to the exercise of any early  termination of the Trust Fund pursuant to this
Section 9.01, and fifteenth, to the Class SB Certificates, all remaining amounts.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and  cancellation on or before the Final  Distribution  Date, the Master Servicer (if it exercised its right to purchase the Mortgage Loans) or the Trustee (in any other  case),  shall  give a second  written  notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second notice any Certificate shall not have been  surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master  Servicer to contact the  remaining  Certificateholders  concerning  surrender  of their  Certificates.  The costs and expenses of  maintaining  the
Certificate Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the Certificate  Account. If within nine months after the second notice any  Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders  thereof and the Master  Servicer shall  thereafter hold such amounts until  distributed  to such  Holders.  No  interest  shall  accrue or be payable  to any  Certificateholder  on any amount  held in the
Certificate  Account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s)  for final payment thereof in accordance with this Section 9.01 and the  Certificateholders  shall look only to the Master Servicer for such payment.

(e)      If any  Certificateholders  do not surrender their  Certificates on or before the Distribution Date on which a purchase of the outstanding  Certificates  is to be made,  the  Master  Servicer  shall  give a second  written  notice to such  Certificateholders  to surrender  their  Certificates  for  payment  of the  purchase  price  therefor.  If within  six  months  after the  second  notice any
Certificate  shall not have been  surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master
Servicer  to  contact  the  Holders  of such  Certificates  concerning  surrender  of their  Certificates.  The costs and  expenses  of maintaining  the  Certificate  Account  and of  contacting  Certificateholders  shall be paid out of the  assets  which  remain  in the
Certificate  Account.  If within nine months after the second notice any Certificates  shall not have been surrendered for cancellation in accordance with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders thereof and shall have no  further  obligation  or  liability  therefor  and the Master  Servicer  shall  thereafter  hold such  amounts  until distributed to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the  Certificate
Account or by the Master  Servicer as a result of such  Certificateholder's  failure to  surrender  its  Certificate(s)  for payment in accordance with this  Section 9.01.  Any Certificate that is not surrendered on the Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided  above will be deemed to have been  purchased and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase  price therefor  minus any costs and expenses  associated  with such  Certificate
Account and notices  allocated  thereto.  Any  Certificates  so purchased or deemed to have been  purchased on such  Distribution  Date shall remain outstanding hereunder.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

(f)      With respect to the first possible  Optional  Termination Date, the Master Servicer shall have the sole option to exercise the purchase options described in Section 9.01(a)  and the Holder of the Class SB  Certificates  shall have no claim thereto.  If, however, the Master  Servicer  elects not to exercise  one of its options to purchase  pursuant  to  Section 9.01(a)  with  respect to the first possible  Optional  Termination  Date,  the Holder of the  Class SB  Certificates  shall have the sole option to exercise  the purchase options  described in  Section 9.01(a)  on the second possible  Optional  Termination  Date and the Master Servicer shall have no claim thereto.  If  the  Holder  of  the  Class SB  Certificates  elects  not  to  exercise  one  of its  options  to  purchase  pursuant  to
Section 9.01(a)  with respect to the second possible Optional  Termination Date, it shall lose such right and have no claim to exercise any purchase  options  pursuant to this  Section 9.01  thereafter.  Beginning with the third  possible  Optional  Termination  Date and thereafter, the Master Servicer shall again have the sole option to exercise the purchase options described in Section 9.01(a).

Section 9.02.     Additional Termination Requirements.

(a)      Any REMIC  hereunder,  as the case may be, shall be  terminated  in accordance  with the  following  additional  requirements, unless  (subject to  Section 10.01(f))  the Trustee  and the Master  Servicer  have  received an Opinion of Counsel  (which  Opinion of
Counsel  shall not be an expense of the Trustee) to the effect that the failure of any REMIC  created  hereunder as the case may be, to comply with the  requirements  of this  Section 9.02  will not (i) result in the  imposition on the Trust Fund of taxes on  "prohibited transactions,"  as described in  Section 860F  of the Code, or (ii) cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)      The Master Servicer shall establish a 90-day liquidation  period for REMIC I,  REMIC II or REMIC III,  as applicable,  and any other related  terminating  REMICs, and specify the first day of such period in a statement attached to REMIC I's,  REMIC II's or REMIC III's,  as applicable,  and any other related terminating REMICs',  final Tax Return pursuant to Treasury Regulations
         Section 1.860F-1.  The Master  Servicer  also shall satisfy all of the  requirements  of a qualified  liquidation  for each of
         REMIC I, REMIC II and REMIC III under Section 860F of the Code and the regulations thereunder;

(ii)     The Master  Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise dispose of all of the remaining assets of the liquidating REMICs in accordance with the terms hereof; and

(iii)    If the Master  Servicer is exercising its right to purchase the assets of the Trust Fund, the Master  Servicer  shall,  during the 90-day liquidation  period and at or prior to the Final  Distribution Date,  purchase all of the assets of the liquidating
         REMICs for cash.

(b)      Each  Holder  of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the  Master  Servicer  as its attorney-in-fact  to adopt a plan of complete  liquidation  for any REMIC hereunder at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                                           REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall make an  election  to treat all REMICs  created  hereunder  as a REMIC  under the Code and, if necessary,  under  applicable state law. Each such election will be made on Form 1066 or other  appropriate  federal tax or information return  (including  Form 8811) or any  appropriate  state return for the taxable  year ending on the last day of the  calendar  year in which the  Certificates  are issued.  The REMIC I Regular  Interests shall be designated as the "regular  interests" and Component I of the Class R  Certificates  shall be  designated  as the sole  Class of  "residual  interests"  in the  REMIC I.  The  REMIC II  Regular
Interests shall be designated as the "regular  interests" and Component II of the Class R Certificates  shall be designated as the sole
Class of  "residual  interests" in the REMIC II.  The REMIC III  Regular  Interests shall be designated as the "regular  interests" and
Component III of the Class R Certificates  shall be designated as the sole Class of  "residual  interests" in the REMIC III.  The REMIC
Administrator  and the Trustee shall not permit the creation of any  "interests"  (within the meaning of  Section 860G  of the Code) in
REMIC I,  REMIC II or REMIC III other than the REMIC I Regular Interests,  the REMIC II Regular  Interests,  REMIC III Regular Interest
IO and the Certificates.

(b)      The  Closing  Date is hereby  designated  as the  "startup  day" of each of REMIC  created  hereunder  within  the  meaning of
Section 860G(a)(9) of the Code (the "Startup Date").

(c)      The REMIC  Administrator  shall hold a Class R  Certificate  in each REMIC  representing  a 0.01%  Percentage  Interest of the
Class R  Certificates  in each REMIC and shall be  designated  as the "tax  matters  person"  with  respect to each REMIC in the manner provided under Treasury regulations  Section 1.860F-4(d)  and Treasury regulations  Section 301.6231(a)(7)-1.  The REMIC Administrator,
as tax matters  person,  shall (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving  the Trust Fund and  (ii)  represent  the  Trust  Fund in any  administrative  or  judicial  proceeding  relating  to an  examination  or  audit by any governmental  taxing  authority with respect  thereto.  The legal expenses,  including  without  limitation  attorneys' or accountants'
fees,  and costs of any such  proceeding  and any  liability  resulting  therefrom  shall be  expenses  of the Trust Fund and the REMIC
Administrator  shall be  entitled  to  reimbursement  therefor  out of amounts  attributable  to the  Mortgage  Loans on deposit in the
Custodial  Account  as  provided  by  Section 3.10  unless  such  legal  expenses  and  costs  are  incurred  by  reason  of the  REMIC
Administrator's  willful  misfeasance,  bad faith or gross  negligence.  If the REMIC  Administrator  is no longer the Master  Servicer hereunder,  at its  option  the REMIC  Administrator  may  continue  its  duties as REMIC  Administrator  and shall be paid  reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it  determines  are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns shall be borne by the REMIC  Administrator  without any right of  reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC  Administrator with such information as the REMIC  Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R  Certificate  such  information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to
the Trustee and the Trustee  shall forward to the  Certificateholders  such  information  or reports as are required by the Code or the
REMIC Provisions  including  reports relating to interest,  original issue discount,  if any, and market discount or premium (using the
Prepayment  Assumption) and (iii) to the Internal Revenue Service the name, title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Master Servicer and the REMIC  Administrator  shall take such actions and shall cause each REMIC created hereunder to take such actions as are  reasonably  within the Master  Servicer's  or the REMIC  Administrator's  control and the scope of its duties more specifically  set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC  Provisions
(and the Trustee  shall  assist the Master  Servicer  and the REMIC  Administrator,  to the extent  reasonably  requested by the Master
Servicer  and the REMIC  Administrator  to do so).  In  performing  their  duties as more  specifically  set forth  herein,  the Master
Servicer and the REMIC Administrator  shall not knowingly or intentionally take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken)  any  action  reasonably  within  their  respective  control  and the scope of duties  more specifically set forth herein,  that,  under the REMIC  Provisions,  if taken or not taken, as the case may be, could  (i) endanger the status  of any  REMIC created  hereunder  as a REMIC  or (ii)  result  in the  imposition  of a tax upon  any  REMIC created  hereunder
(including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in
Section 2.04) and the tax on contributions to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse  REMIC Event") unless the Master  Servicer or the REMIC  Administrator,  as  applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such  expense,  and the Master  Servicer or the REMIC  Administrator,  as  applicable,  determines  that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund,  but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the Trustee) to the effect that the contemplated  action will not, with respect to the Trust Fund created hereunder,  endanger such status or, unless the Master Servicer or the REMIC  Administrator or both, as  applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the  imposition of such a tax, result in the imposition of such a tax.  Wherever in this  Agreement a contemplated  action may not be taken because the timing of such action  might result in the  imposition  of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action  would not impose a tax on the Trust  Fund,  such action may  nonetheless  be taken  provided  that the  indemnity  given in the preceding  sentence  with respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions to the taking of such action have been  satisfied.  The Trustee  shall not take or fail to take any action  (whether or not  authorized hereunder) as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with respect to such action or  inaction,  as the case may
be. In  addition,  prior to taking any action  with  respect to the Trust  Fund or its  assets,  or causing  the Trust Fund to take any action,  which is not expressly permitted under the terms of this Agreement,  the Trustee shall consult with the Master Servicer or the
REMIC  Administrator,  as  applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse REMIC
Event to occur with  respect to the Trust Fund and the Trustee  shall not take any such action or cause the Trust Fund to take any such action as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing that an Adverse  REMIC
Event could  occur.  The Master  Servicer or the REMIC  Administrator,  as  applicable,  may consult  with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be required by the Code,  the Master
Servicer  or the  REMIC  Administrator,  as  applicable,  will to the  extent  within  its  control  and the scope of its  duties  more specifically  set forth  herein,  maintain  substantially  all of the  assets of the  REMIC as  "qualified  mortgages"  as  defined  in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the  event  that  any  tax  is  imposed  on  "prohibited  transactions"  of any  REMIC  created  hereunder  as  defined  in
Section 860F(a)(2)  of the Code, on "net income from foreclosure  property" of any REMIC as defined in  Section 860G(c) of the Code, on any  contributions to any REMIC after the Startup Date therefor  pursuant to  Section 860G(d)  of the Code, or any other tax imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or REMIC  Administrator  of any of its
obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify the Trust Fund against such tax, (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this
Article X, or  (iii) otherwise  against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution
Date(s) following such  reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each
REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)      Following  the Startup  Date,  neither the Master  Servicer nor the Trustee  shall accept any  contributions  of assets to any
REMIC  unless  (subject to  Section 10.01(f))  the Master  Servicer and the Trustee  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such assets in any REMIC will not cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither the Master  Servicer nor the Trustee  shall  (subject to  Section 10.01(f))  enter into any  arrangement  by which any
REMIC created  hereunder will receive a fee or other  compensation for services nor permit any  REMIC created  hereunder to receive any income from assets  other than  "qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code or  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(k)      Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations, the "latest possible maturity date" by which the  principal  balance of each regular  interest in each REMIC would be reduced to zero is July 25,  2036,  which is the  Distribution
Date in the month following the last scheduled payment on any Mortgage Loan.

(l)      Within 30 days after the Closing Date, the REMIC  Administrator  shall prepare and file with the Internal Revenue Service Form
8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers of Collateralized  Debt Obligations" for
the Trust Fund.

(m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection with (i) the default,  imminent default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC  pursuant to  Article IX  of this  Agreement  or (iv) a purchase  of Mortgage  Loans  pursuant to  Article II  or III of this
Agreement)  or acquire  any assets for any REMIC or sell or dispose of any  investments  in the  Custodial  Account or the  Certificate
Account for gain,  or accept any  contributions  to any REMIC after the Closing  Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution  or acquisition  will not (a) affect  adversely the status of any  REMIC created  hereunder as a
REMIC or (b) unless the Master  Servicer has determined in its sole  discretion to indemnify the Trust Fund against such tax, cause any
REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator and the Master Servicer for any taxes and costs including,  without limitation,  any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the
Master  Servicer,  as a result of a breach of the Trustee's  covenants set forth in Article VIII  or this Article X.  In the event that
Residential  Funding is no longer the  Master  Servicer,  the  Trustee  shall  indemnify  Residential  Funding  for any taxes and costs including,  without limitation,  any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master Servicer and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master  Servicer or the Trustee,  as a result of a breach of the REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC Provisions,  including without  limitation,  any penalties arising from the Trustee's execution of
Tax Returns prepared by the REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent  such  breach is a result of an error or  omission in  information  provided  to the REMIC  Administrator  by the
Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the REMIC  Administrator or the Trustee,  as a result of a breach of the Master Servicer's  covenants set forth in this Article X or in
Article III  with respect to compliance  with the REMIC  Provisions,  including  without  limitation,  any  penalties  arising from the
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This  Agreement or any Custodial  Agreement  may be amended from time to time by the  Depositor,  the Master  Servicer and the
Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other  provisions  herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary  or  desirable  to maintain the qualification  of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding  or to avoid or minimize  the risk of the  imposition  of any tax on the Trust Fund  pursuant  to the Code that would be a claim  against  the
         Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the  Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the  Certificate  Account  Deposit Date shall in no event be later than the related  Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely affect in any  material  respect the  interests of any  Certificateholder  and (C) such change shall not result in a reduction of the rating  assigned  to any  Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned to such
         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to modify,  eliminate or add to the provisions of Section 5.02(f)  or any other provision hereof  restricting  transfer of the
         Class R  Certificates by virtue of their being the "residual  interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of  Certificates  below the lower of the then-current  rating or the rating  assigned to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,  and (B) such change  shall not (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify,  eliminate or add such provisions),  cause the Trust Fund or any of the  Certificateholders
         (other  than the  transferor)  to be  subject  to a federal  tax  caused by a  transfer  to a Person  that is not a  Permitted
         Transferee, or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this Agreement or such Custodial  Agreement which shall not be materially  inconsistent  with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and is authorized or permitted under Section 11.01.

(b)      This Agreement or any Custodial  Agreement may also be amended from time to time by the Depositor,  the Master  Servicer,  the
Trustee and the Holders of  Certificates  evidencing in the aggregate  not less than 66% of the  Percentage  Interests of each Class of
Certificates  with a Certificate  Principal  Balance greater than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce in any manner the amount of, or delay the timing of,  payments which are required to be distributed on any  Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates of any Class in a manner other than as described in clause (i) hereof  without the consent of Holders of  Certificates  of such  Class evidencing,  as to such Class,
         Percentage Interests aggregating not less than 66%, or

(iii)    reduce the  aforesaid  percentage  of  Certificates  of any  Class the  Holders of which are  required  to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary  provision of this  Agreement,  the Trustee shall not consent to any amendment to this Agreement unless it shall have first  received an Opinion of Counsel  (at the expense of the party  seeking  such  amendment)  to the effect that such  amendment or the exercise of any power  granted to the Master  Servicer,  the  Depositor or the Trustee in  accordance  with such amendment  will not  result in the  imposition  of a federal  tax on the Trust  Fund or cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any  Certificate is  outstanding;  provided,  that if the indemnity  described in  Section 10.01(f)
with respect to any taxes that might be imposed on the Trust Fund has been given,  the Trustee  shall not require the delivery to it of the Opinion of Counsel  described in this  Section 11.01(c).  The Trustee may but shall not be  obligated  to enter into any  amendment pursuant to this  Section that  affects its rights,  duties and  immunities and this Agreement or otherwise;  provided,  however,  such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such  amendment the Trustee shall furnish  written  notification  of the substance of such amendment to each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance
THEREOF.  The manner of obtaining  such consents and of evidencing the  authorization  of the execution  thereof by  Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate  guaranty, payment  obligation,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or a reserve fund, or any combination  of the  foregoing,  for the purpose of  protecting  the Holders of the Class SB  Certificates  against any or all Realized
Losses  or  other  shortfalls.  Any  such  instrument  or  fund  shall  be  held  by the  Trustee  for  the  benefit  of  the  Class SB
Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC. To the extent that any such instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i) any reserve fund so established  shall be an outside reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the Depositor,  and (iii) amounts transferred  by such REMIC to any such  reserve  fund shall be treated as amounts  distributed  by such REMIC to the  Depositor  or any successor,  all within the meaning of Treasury  regulations  Section 1.860G-2(h)  in effect as of the Cut-off Date. In connection  with the provision of any such instrument or fund, this Agreement and any provision  hereof may be modified,  added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the Depositor and such related insurer but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of the  Certificateholders,  the Master Servicer or
the Trustee,  as  applicable;  provided that the Depositor  obtains an Opinion of Counsel  (which need not be an opinion of Independent counsel) to the effect that any such  amendment will not cause (a) any federal tax to be imposed on the Trust Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the Code and (b) any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty provided by General Motors Acceptance  Corporation,  the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate Loss Obligation
as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached hereto as Exhibit L,  with such changes as the Depositor shall deem to be appropriate;  it being understood  that the Trustee has reviewed and approved the content of such forms and that the Trustee's  consent or approval to the use thereof is not required.

(f)      Notwithstanding  anything to the  contrary set forth in Sections  11.01 (b),  (c),  (d),  and (e),  any  amendment of Sections
4.02(c)(i)  through  (x) and Section  4.10 of this  Agreement  shall  require the  consent of the Swap  Counterparty  as a  third-party beneficiary of Sections 4.02(c)(x) and 4.10 of this Agreement.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to recordation  in all  appropriate  public offices for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the
Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the
Master Servicer and at its expense on direction by the Trustee  (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of facilitating  the  recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity  of any  Certificateholder  shall not operate to  terminate  this  Agreement  or the Trust Fund,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or proceeding in any court for a partition or winding up of the Trust Fund,  nor otherwise  affect the rights,  obligations  and  liabilities  of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly  provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth,  or contained in the terms of the Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to  institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously shall have given to the
Trustee a written  notice of  default  and of the  continuance  thereof,  as  hereinbefore  provided,  and unless  also the  Holders of
Certificates of any  Class evidencing in the aggregate not less than 25% of the related Percentage  Interests of such Class, shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein or  thereby,  and the  Trustee,  for 60 days  after its receipt of such  notice,  request  and offer of  indemnity,  shall have neglected  or refused to  institute  any such  action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly covenanted by each  Certificateholder  with every other  Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall  have any right in any manner whatever by virtue of any provision of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the common benefit of  Certificateholders  of such Class or all Classes,  as the case may be. For the protection and enforcement of the  provisions  of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York General  Obligations
Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

         All demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the Depositor,  8400  Normandale  Lake  Boulevard,  Suite 250,  Minneapolis,  Minnesota  55437,
Attention: President  (RASC),  or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer,  2255 North Ontario Street,  Burbank,  California 91504-3120,  Attention:  Bond
Administration  or such other  address as may be  hereafter  furnished  to the  Depositor  and the  Trustee by the Master  Servicer  in
writing;  (c) in the case of the  Trustee,  the  Corporate  Trust  Office or such other  address as may  hereafter  be furnished to the
Depositor and the Master  Servicer in writing by the Trustee;  (d) in the case of Standard & Poor's,  55 Water  Street,  New York,  New
York 10041;  Attention:  Mortgage  Surveillance  or such other  address as may be  hereafter  furnished to the  Depositor,  Trustee and
Master  Servicer  by Standard & Poor's;  (e) in the case of  Moody's,  99 Church  Street,  New York,  New  York 10007,  Attention:  ABS
Monitoring  Department,  or such other address as may be hereafter  furnished to the Depositor,  the Trustee and the Master Servicer in
writing by Moody's,  (f) in the case of the Credit Risk Manager,  1700 Lincoln Street, Suite 1600, Denver,  Colorado 80203,  Attention:
General  Counsel or such other  address as may  hereafter  be  furnished  to the  Depositor  and the Master  Servicer in writing by the
Trustee,  and (g) in the case of the Swap  Counterparty,  Bear Stearns Financial  Products Inc., 383 Madison Avenue, New York, New York
10179,  or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by the
Swap  Counterparty.  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

         The Depositor,  the Master  Servicer or the Trustee,  as applicable,  shall notify each Rating Agency and each  Subservicer at such time as it is otherwise  required  pursuant to this Agreement to give notice of the occurrence of, any of the events  described in clause (a), (b), (c),  (d),  (g),  (h), (i) or (j) below or provide a copy to each Rating Agency and each  Subservicer  at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      the  termination  or  appointment  of a successor  Master  Servicer or Trustee or a change in the  majority  ownership  of the
Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,
(e)      the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      a change in the location of the Custodial Account or the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan, provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer shall provide prompt written notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the  covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held  invalid,  then  such  covenants,  agreements,  provisions  or terms  shall be  deemed  severable  from the  remaining  covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

         This Agreement may be supplemented by means of the addition of a separate  Article hereto  (a "Supplemental  Article") for the purpose of resecuritizing any of the Certificates  issued hereunder,  under the following  circumstances.  With respect to any Class or
Classes of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is the  registered  Holder (the  "Resecuritized  Certificates"),  the Depositor  may deposit such  Resecuritized
Certificates into a new REMIC, grantor trust or custodial  arrangement  (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article. The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their  respective interests would not be materially  adversely affected thereby.  To the extent that the terms of the Supplemental  Article do not in any way  affect  any  provisions  of  this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the  adoption  of the
Supplemental  Article shall not constitute an "amendment" of this Agreement.  Each  Supplemental  Article shall set forth all necessary provisions relating to the holding of the Resecuritized  Certificates by the Trustee,  the establishment of the Restructuring  Vehicle, the issuing of various classes of new  certificates by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other provisions  necessary to the purposes thereof. In connection with each Supplemental  Article,  the Depositor shall deliver to the
Trustee an Opinion of Counsel to the effect that (i) the Restructuring  Vehicle will qualify as a REMIC,  grantor trust or other entity not subject to taxation  for federal  income tax  purposes  and (ii) the  adoption of the  Supplemental  Article will  not endanger the status of any  REMIC created  hereunder as a REMIC or result in the imposition of a tax upon the Trust Fund  (including but not limited to the tax on  prohibited  transaction  as defined in  Section 860F(a)(2)  of the Code and the tax on  contributions  to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    Third-Party Beneficiary.

         The Swap  Counterparty is an express  third-party  beneficiary of Sections  4.02(c)(x) and 4.10 of this  Agreement,  and shall have the right to enforce the provisions of Sections 4.02(c)(x) and 4.10 of this Agreement as if it were a party hereto.

Section 11.10.    Tax Treatment.

         Each  party  to this  Agreement  and  each  holder  of a  Certificate  by it  acceptance  of its  ownership  interest  in such
Certificate,  hereby agrees to treat the payment made and received  hereunder and any payments received with respect to any Certificate for federal income tax purposes  consistently  with the REMIC  structure,  the Swap Agreement and the SB-AM Swap Agreement as set forth herein or incorporated herein and with the deemed payments made with respect thereto as set forth herein.

ARTICLE XII

                                                     COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

         The  Depositor,  the  Trustee  and the Master  Servicer  acknowledge  and agree that the  purpose  of this  Article  XII is to facilitate  compliance by the Depositor with the provisions of Regulation AB  and related rules and regulations of the Commission.  The
Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under  the  Securities  Act  and  the  Exchange  Act.  Each of the  Master  Servicer  and  the  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB  may change over time,  whether due to interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations of Regulation AB.  Each of the Master Servicer and the Trustee shall cooperate  reasonably with the Depositor to  deliver  to  the  Depositor  (including  any  of its  assignees  or  designees),  any  and  all  disclosure,  statements,  reports, certifications,  records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)      The Trustee  shall be deemed to represent  to the  Depositor  as of the date hereof and on each date on which  information  is provided to the Depositor under Sections 12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the Depositor prior to such date: (i) it is not aware and has not received notice that any default,  early  amortization or other performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its  financial condition that could have a material  adverse effect on the  performance by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee; (iii) there are no material legal or governmental  proceedings pending
(or  known  to be  contemplated)  against  it that  would be  material  to  Certificateholders;  (iv)  there  are no  relationships  or transactions  relating to the Trustee with respect to the Depositor or any sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement or support provider or other material  transaction  party (as such terms are used in  Regulation AB)
relating to the Securitization  Transaction  contemplated by the Agreement, as identified by the Depositor to the Trustee in writing as of the Closing Date (each,  a  "Transaction  Party")  that are outside the ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third  party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and (v) the Trustee is not an affiliate of any Transaction  Party. The
Depositor shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)      If so requested by the  Depositor on any date  following  the Closing  Date,  the Trustee  shall,  within five  Business  Days following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph (a) of this
Section or,  if any such representation and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the  Depositor.  Any such request from the Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

         For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Depositor's  reporting  obligation under the Exchange Act with respect to any class of  Certificates,  the Trustee shall provide to the Depositor a written  description  of (a)
any  litigation  or  governmental  proceedings  pending  against  the Trustee as of the last day of each  calendar  month that would be material to  Certificateholders,  and (b) any affiliations or relationships (as described in Item 1119 of  Regulation AB)  that develop following the Closing Date between the Trustee and any Transaction Party of the type described in  Section 12.02(a)(iv)  or 12.02(a)(v)
as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal  proceedings,  as well as  updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five Business Days prior to the Determination
Date following the month in which the relevant event occurs,  and any notices and  descriptions  required with respect to affiliations, as well as  updates to  previously  provided  descriptions,  under this  Section 12.03  shall be given no later than  January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the date the  Depositor or Master  Servicer  files each
Report on Form 10-D and  Report on Form 10-K with  respect  to the  Certificates,  the  Trustee  will be deemed to  represent  that any information  previously  provided  under this Article XII is  materially  correct and does not have any material  omissions  unless the
Trustee  has  provided  an update to such  information.  The  Depositor  will allow the  Trustee to review any  disclosure  relating to material  litigation  against the Trustee prior to filing such disclosure  with the Commission to the extent the Depositor  changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to the Depositor)  regarding the Trustee's assessment of compliance  with the applicable  Servicing  Criteria during the  immediately  preceding  calendar year, as required under
Rules 13a-18 and 15d-18 of the  Exchange Act and Item 1122 of  Regulation AB.  Such report  shall be  addressed  to the  Depositor  and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)      deliver to the Depositor a report of a registered public  accounting firm reasonably  acceptable to the Depositor that attests to, and reports  on, the  assessment  of  compliance  made by the Trustee and  delivered  pursuant  to the  preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee  shall  indemnify the  Depositor,  each  affiliate of the  Depositor,  the Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or initial  purchaser  of the  Certificates  or each Person who  controls any of such parties
(within the meaning of Section 15 of the Securities  Act and  Section 20 of the Exchange  Act);  and the respective  present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)               any untrue  statement of a material fact  contained or alleged to be contained in any  information,  report, certification  or other material  provided under this Article XII by or on behalf of the Trustee  (collectively,  the "Trustee
         Information"),  or (B) the omission or alleged  omission to state in the Trustee  Information  a material  fact required to be stated in the Trustee  Information or necessary in order to make the  statements  therein,  in the light of the  circumstances under which they were made, not  misleading;  provided,  by way of  clarification,  that clause (B) of this paragraph shall be construed solely by reference to the Trustee  Information and not to any other  information  communicated in connection with a sale or  purchase  of  securities,  without  regard to whether the Trustee  Information  or any portion  thereof is  presented together with or separately from such other information; or

(ii)     any failure by the Trustee to deliver any  information,  report,  certification  or other  material when and as required under this Article XII, other than a failure by the Trustee to deliver the accountants' attestation.

(b)      In the case of any failure of  performance  described  in clause (ii) of  Section 12.05(a),  the  Trustee  shall (i)  promptly reimburse the Depositor for all costs reasonably  incurred by the Depositor in order to obtain the information,  report,  certification or other  material not  delivered  as required by the Trustee and (ii)  cooperate  with the  Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls the Trustee  (within the meaning of Section 15 of the Securities  Act and  Section 20 of the Exchange Act), and the respective  present and former  directors,  officers,  employees  and agents of the  Trustee,  and shall hold each of them  harmless  from and  against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement of a material  fact  contained or alleged to be contained in any  information  provided under this Agreement by or on behalf of the Depositor or Master Servicer for inclusion in any report  filed with  Commission  under the  Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged omission to state in the RFC  Information a material fact  required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not  misleading;  provided,  by way of clarification,  that clause (ii) of this paragraph  shall be construed  solely by reference to the RFC Information and not to any other information  communicated  in connection  with a sale or purchase of securities,  without regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

         IN WITNESS  WHEREOF,  the Depositor,  the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                        RESIDENTIAL ASSET SECURITIES CORPORATION
                                                        By:
                                                             Name:
                                                             Title:
                                                        RESIDENTIAL FUNDING CORPORATION
                                                        By:
                                                             Name:
                                                             Title:
                                                        U.S. BANK NATIONAL ASSOCIATION
                                                        as Trustee

                                                        By:
                                                             Name:
                                                             Title:

For purposes of  Sections 3.24, 3.25 and 3.26:

CLAYTON FIXED INCOME SERVICES INC.

By:               .........
Name:
Title:

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )
         On the ____ day of June 2006 before me, a notary public in and for said State,  personally  appeared  ________________,  known to me to be a Vice  President  of  Residential  Asset  Securities  Corporation,  one of  the  corporations  that  executed  the  within instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                 Notary Public
                                                 ________________________________________
[Notarial Seal]

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )
         On the ____ day of June 2006 before me, a notary  public in and for said State,  personally  appeared  _______________,  known to me to be an Associate of Residential  Funding  Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation  executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                 Notary Public
                                                 ________________________________________

[Notarial Seal]

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )

         On the ____ day of June 2006  before me, a notary  public in and for said  State,  personally  appeared  ____________________, known to me to be a Vice President of U.S. Bank National  Association,  a banking  association  organized  under the laws of the United
States  that  executed  the  within  instrument,  and also  known to me to be the  person  who  executed  it on behalf of said  banking corporation and acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                 Notary Public
                                                 ________________________________________

[Notarial Seal]

                                                                                                          EXHIBIT A

                                          FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO
THE  ISSUER  OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE  OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY  AND ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP:          ____________                                 Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  June 1, 2006
First Distribution Date:  July 25, 2006                      Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS5

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class A-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation  (hereinafter  called the
"Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class A-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The  Certificate  Principal  Balance hereof will be reduced [from time to time pursuant to the Agreement].

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT B-1

                                          FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS  M-[_]  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  June 1, 2006                              [Fixed Pass-Through Rate]
First Distribution Date:  July 25, 2006                      Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS5

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class M-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation  (hereinafter  called the
"Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class M-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT B-2

                                            FORM OF CLASS B CERTIFICATE

  [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY] [DEFINITIVE]

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS  A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         [FOR  BOOK-ENTRY  ONLY:  UNLESS THIS  CERTIFICATE  IS PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER
ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO., HAS AN
INTEREST HEREIN.]

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH A RIGHT TO RECEIVE PAYMENTS UNDER THE APPLICABLE SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         THIS  CERTIFICATE  IS  TRANSFERRED  IN ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE U.S.  SECURITIES  ACT OF 1933,  AS
AMENDED (THE  "SECURITIES  ACT"),  ANY STATE  SECURITIES  LAWS IN THE UNITED STATES OR THE  SECURITIES  LAWS OF ANY
OTHER JURISDICTION AND MAY NOT BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR
TO, OR FOR THE ACCOUNT OR BENEFIT OF,  UNITED  STATES  PERSONS,  EXCEPT AS  PERMITTED  BY THIS  LEGEND.  THE HOLDER
HEREOF,  BY ITS  ACCEPTANCE  OF THIS  CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND AGREES THAT IT WILL NOT REOFFER,
RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS  CERTIFICATE  EXCEPT IN COMPLIANCE  WITH THE  SECURITIES  ACT AND OTHER
APPLICABLE  LAWS AND [EXCEPT (A) IN COMPLIANCE  WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER
REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL  BUYER AS DEFINED IN RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR
FOR THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL BUYER, WHOM THE SELLER HAS INFORMED,  IN EACH CASE, THAT THE REOFFER,
RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,  PROVIDED THAT SUCH  PURCHASER  DELIVERS
ALL DOCUMENTS AND  CERTIFICATIONS  AS THE TRUSTEE MAY  REASONABLY  REQUIRE;  (B) TO A NON U.S.  PERSON  OUTSIDE THE
UNITED  STATES  IN  COMPLIANCE  WITH  RULE 903 OR 904 OF  REGULATION  S UNDER  THE  SECURITIES  ACT;  OR (C) TO THE
DEPOSITOR OR MASTER SERVICER OR THEIR  AFFILIATES,  IN EACH CASE IN ACCORDANCE  WITH ANY APPLICABLE  SECURITIES LAW
OF ANY STATE OF THE UNITED  STATES  AND ANY OTHER  JURISDICTION.  THE  HOLDER  HEREOF,  BY ITS  ACCEPTANCE  OF THIS
CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER,  RESELL,  PLEDGE OR OTHERWISE TRANSFER
THIS  CERTIFICATE  EXCEPT TO A NON-U.S.  PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S] [THAT IT
IS AN  "ACCREDITED  INVESTOR"  AS DEFINED IN RULE  501(A)(1)  OF  REGULATION D OF THE  SECURITIES  ACT OF 1933,  AS
AMENDED.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION  5.02(e)(ii) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         [FOR  TEMPORARY  REGULATION S ONLY:  THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE,
WITHOUT  COUPONS,  EXCHANGEABLE  FOR A PERMANENT  REGULATION S GLOBAL  CERTIFICATE ONLY AS DESCRIBED IN THE POOLING
AND  SERVICING  AGREEMENT.  THE  RIGHTS  ATTACHING  TO THIS  TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE,  AND THE
CONDITIONS  AND  PROCEDURES  GOVERNING  ITS  EXCHANGE  FOR A  PERMANENT  REGULATION  S GLOBAL  CERTIFICATE,  ARE AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT.]

CUSIP: [________________]                                    Certificate No. B-1
Date of Pooling and Servicing Agreement: [_______ __,        Adjustable Pass-Through Rate
__]Cut-off Date:  [_______ __, __]
First Distribution Date:  [_______ __, __]                   Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $[_______.__]
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $[_______.__]
Final Scheduled Distribution Date:
[______ ____]

  [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY] [DEFINITIVE]

                                                CLASS B CERTIFICATE

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS5

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  [Regulation S Global  Security]  [Rule 144a Global  Certificate]  [Regulation S
                  Certificated  Security]  [Definitive]  Class B  Certificates  with respect to a
                  Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest rate,  first and junior lien mortgage loans on one- to four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [_____________] is the registered owner of the Percentage  Interest evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of fixed interest rate,  first and junior lien mortgage loans on one- to four- family  residential  properties (the
"Mortgage  Loans"),  sold by Residential Asset Securities  Corporation  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the Master
Servicer and U.S.  Bank National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to Holders of Class B
Certificates on such Distribution Date.

                  [FOR TEMPORARY  REGULATION S ONLY:  Interests in this Temporary  Regulation S Global  Certificate shall  be  exchanged  for  beneficial  interests  in the  Permanent  Regulation  S Global  Certificate  in the same aggregate  principal  amount  as the  principal  amount  of the  interest  in this  Temporary  Regulation  S Global
Certificate  submitted for exchange,  subject to the terms of this Temporary  Regulation S Global  Certificate.  No holder of any interest in this Temporary  Regulation S Global  Certificate  will be entitled to receive any payment hereon except to the extent such holder's interest in this Temporary  Regulation S Global  Certificate is exchanged for an interest in the Permanent Regulation S Global Certificate as provided in the next succeeding paragraph.

                  Upon  termination  of  the  [Distribution   Compliance  Period],   interests  in  this  Temporary
Regulation  S Global  Certificate  shall  be  exchangeable  for  interests  in the  Permanent  Regulation  S Global
Certificate upon presentation of a certificate  substantially in the form set out in Exhibits to the Agreement,  to the  effect  that it has  received  from or in  respect  of a person  entitled  to a  Certificate  (as shown by its records)  a  certificate  from  such  person  in or  substantially  in the form as set out in the  Exhibits  to the
Agreement.  On an  exchange  of the  whole of this  Temporary  Regulation  S  Global  Certificate,  this  Temporary
Regulation S Global Certificate shall be surrendered to the Trustee.]

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated: June 29, 2006

                                           CERTIFICATE OF AUTHENTICATION

         This  is one  of the  [Regulation  S  Global  Security]  [Rule  144A  Global  Certificate]  [Regulation  S
Certificated Security] [Definitive] Global Class B Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

This information is provided by ___________________________________, the assignee named above, or
______________________________, as its agent.

                                                                                                          EXHIBIT C

                                             CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND  CLASS M  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND (II) IT UNDERSTANDS THAT THIS CERTIFICATE
IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  June 1, 2006
First Distribution Date:  July 25, 2006                      Aggregate Initial Certificate Principal Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS5

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class SB-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [Citigroup  Global Markets Inc.] is the registered  owner of the Percentage  Interest evidenced by this Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate,  first [and  junior]  lien  mortgage  loans on one- to four-family  residential  properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation
(hereinafter  called the  "Depositor,"  which term  includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the
"Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank  National  Association,  as trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT D-1

                                            FORM OF CLASS R CERTIFICATE

         THE CLASS R  CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION AMOUNT
UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

         THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE CLASS A,  CLASS M AND CLASS SB CERTIFICATES,  TO THE EXTENT
DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D) RURAL  ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(A) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-1                                          Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement                      Master Servicer:
and Cut-off Date:  June 1, 2006                              Residential Funding Corporation

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS5

                  evidencing a percentage interest in the distributions  allocable to the Class R
                  Certificates  with  respect to a Trust Fund  consisting  primarily  of mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that [Residential  Funding  Corporation] is the registered owner of the Percentage Interest evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of adjustable  rate,  first [and junior] lien mortgage  loans on one- to  four-family  residential  properties
(the "Mortgage  Loans"),  sold by Residential  Asset Securities  Corporation  (hereinafter  called the "Depositor,"
which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement)  among the Depositor,  the
Master  Servicer  and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the  product  of the  Percentage
Interest  evidenced  by this  Certificate  and,  the amount of  interest  and  principal,  if any,  required  to be distributed to the Holders of Class R Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the  effect  that (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person  and  Permitted  Transferee,  (ii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

         No  transfer  of this  Class R  Certificate  will  be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable  statute of any state and (ii) the transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                          EXHIBIT E

                                            FORM OF CUSTODIAL AGREEMENT

         THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time, the  "Agreement"),  dated as of
June 1, 2006, by and among U.S. BANK NATIONAL  ASSOCIATION,  as trustee (including its successors under the Pooling
Agreement defined below, the "Trustee"),  RESIDENTIAL ASSET SECURITIES  CORPORATION (together with any successor in interest,  the "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with any successor in interest or successor under the Pooling Agreement  referred to below, the "Master  Servicer") and WELLS FARGO BANK,
NATIONAL  ASSOCIATION  (together  with  any  successor  in  interest  or any  successor  appointed  hereunder,  the
"Custodian").

                                           W I T N E S S E T H T H A T:

         WHEREAS,  the Company,  the Master  Servicer,  and the Trustee  have entered into a Pooling and  Servicing
Agreement,  dated as of June 1, 2006,  relating to the issuance of Residential Asset Securities  Corporation,  Home
Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-KS5  (as in  effect  on the  date of this
Agreement,  the "Original  Pooling  Agreement,"  and as amended and  supplemented  from time to time,  the "Pooling
Agreement"); and

         WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the  purposes  of  receiving  and holding  certain  documents  and other  instruments  delivered  by the  Company and the Master  Servicer  under the
Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I_________

                                                    Definitions

         Capitalized  terms used in this Agreement and not defined  herein shall have the meanings  assigned in the
Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II________

                                           Custody of Mortgage Documents

Section 2.1_______Custodian to Act as Agent:  Acceptance  of Mortgage  Files.  The Company and the Master  Servicer
hereby  direct the Trustee to appoint  Wells Fargo Bank,  National  Association  as the  Custodian  hereunder.  The
Custodian,  as the duly appointed  agent of the Trustee for these  purposes,  acknowledges  receipt of the Mortgage
Files  relating to the  Mortgage  Loans  identified  on the schedule  attached  hereto (the  "Mortgage  Files") and declares  that it holds  and will  hold the  Mortgage  Files as agent for the  Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

Section 2.2_______Recordation  of  Assignments.  If any  Mortgage  File  includes  one or more  assignments  of the related  Mortgages  to the Trustee  that have not been  recorded,  each such  assignment  shall be delivered by the
Custodian  to the  Company for the purpose of  recording  it in the  appropriate  public  office for real  property records,  and the Company,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate public office for real property  records each such  assignment  and, upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3_______Review of Mortgage Files.

(a)      On or prior to the Closing Date, the Custodian  shall deliver to the Trustee an Initial  Certification  in the form annexed hereto as Exhibit One  evidencing  receipt of a Mortgage File for each Mortgage Loan listed on the
Schedule  attached hereto (the "Mortgage Loan Schedule").  The parties hereto  acknowledge  that certain  documents referred to in Subsection  2.01(b)(i)  of the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)      Within 45 days after the Closing Date, the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Mortgage  File and to deliver to the Trustee an Interim  Certification  in the form annexed  hereto as
Exhibit Two to the effect that all documents  required to be delivered  pursuant to Section 2.01 (b) of the Pooling
Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
For purposes of such review,  the Custodian  shall compare the following  information  in each Mortgage File to the corresponding  information  in the Mortgage Loan  Schedule:  (i) the loan number,  (ii) the borrower name and (iii)
the original  principal  balance.  In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian,  upon the direction of the Company,  shall cause each such
Mortgage  Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be  completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the  documents  required to be  delivered  pursuant to  Section 2.01(c)  of the Pooling  Agreement,  the
Custodian agrees,  for the benefit of the  Certificateholders,  to review each such document,  and upon the written request of the  Trustee  to  deliver to the  Trustee  an  updated  Schedule  A to the  Interim  Certification.  The
Custodian  shall be under no duty or  obligation  to  inspect,  review  or  examine  said  documents,  instruments, certificates  or other  papers  to  determine  that  the same are  genuine,  enforceable,  or  appropriate  for the represented  purpose or that they have  actually  been recorded or that they are other than what they purport to be on their  face,  or that the MIN is  accurate.  If in  performing  the  review  required  by this  Section 2.3  the
Custodian  finds any document or  documents  constituting  a part of a Mortgage  File to be missing or defective in respect of the items  reviewed as described in this  Section 2.3(b),  the  Custodian  shall  promptly so notify the
Company, the Master Servicer and the Trustee.

(c)      Upon receipt of all  documents  required to be in the Mortgage  Files the  Custodian  shall deliver to the
Trustee a Final  Certification  in the form annexed  hereto as Exhibit Three  evidencing  the  completeness  of the
Mortgage Files.

         Upon receipt of written  request  from the  Trustee,  the Company or the Master  Servicer,  the  Custodian
shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating  to the  Mortgage
Loans  required to be delivered  pursuant to  Section 2.01(b)  of the Pooling  Agreement not then  contained in the
Mortgage Files.

Section 2.4_______Notification of Breaches of Representations and Warranties.  If the Custodian  discovers,  in the course of  performing  its  custodial  functions,  a breach of a  representation  or  warranty  made by the  Master
Servicer  or the  Company as set forth in the  Pooling  Agreement  with  respect to a Mortgage  Loan  relating to a
Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5_______Custodian to Cooperate:  Release of Mortgage  Files.  Upon the repurchase or  substitution of any
Mortgage  Loan  pursuant to  Article II  of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  shall  immediately  notify the  Custodian by  delivering  to the Custodian a
Request for Release (in the form of Exhibit Four  attached  hereto or a mutually  acceptable  electronic  form) and shall  request  delivery to it of the  Mortgage  File.  The  Custodian  agrees,  upon  receipt of such  Request for
Release,  promptly to release to the Master  Servicer  the related  Mortgage  File.  Upon  receipt of a Request for
Release from the Master  Servicer,  signed by a Servicing  Officer,  that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit  into the  Certificate  Account in payment  for the  purchase of the related
Mortgage  Loan in an amount equal to the Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to substitute a Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master
Servicer the related  Mortgage  File.  Upon written  notification  of a  substitution,  the Master  Servicer  shall deliver to the  Custodian and the Custodian  agrees to accept the Mortgage  Note and other  documents  constituting the Mortgage File with respect to any Qualified  Substitute  Mortgage  Loan,  upon receiving  written  notification from the Master Servicer of such substitution.

         From time to time as is appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including, for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,  the Master
Servicer  shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian  shall deliver the Mortgage File or such document to the Master  Servicer.
All  Mortgage  Files so  released to the Master  Servicer  shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the Custodian when the need therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the
Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage  File or such document has been delivered  to an  attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either judicially  or  non-judicially,  and the Master  Servicer  has  delivered to the  Custodian an updated  Request for
Release  signed by a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage
File or such document was delivered and the purpose or purposes of such delivery.  Immediately  upon receipt of any
Mortgage  File  returned  to  the  Custodian  by  the  Master  Servicer,  the  Custodian  shall  deliver  a  signed acknowledgement to the Master Servicer, confirming receipt of such Mortgage File.

         Upon the written  request of the Master  Servicer,  the Custodian will send to the Master  Servicer copies of any documents contained in the Mortgage File.

Section 2.6_______Assumption  Agreements.  In the event that any assumption  agreement or substitution of liability agreement  is entered  into with respect to any Mortgage  Loan  subject to this  Agreement in  accordance  with the terms and  provisions  of the  Pooling  Agreement,  the  Master  Servicer  shall  notify  the  Custodian  that such assumption  or  substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption  or  substitution  agreement,  which shall be added to the related  Mortgage File and, for all purposes, shall be  considered  a part of such  Mortgage  File to the same  extent as all  other  documents  and  instruments constituting parts thereof.

ARTICLE III_______

                                             Concerning the Custodian

Section 3.1_______Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File  which  are  delivered  to the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the Trustee and has no  instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such documents for the benefit of  Certificateholders  and undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  Except upon  compliance  with the  provisions  of  Section 2.5  of this  Agreement,  no Mortgage  Note,  Mortgage or other document  constituting  a part of a Mortgage  File shall be delivered by the Custodian to the Company or the Master
Servicer or otherwise released from the possession of the Custodian.

         The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of
MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master Servicer shall  (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered  with and  recorded  under MERS and  (ii) concurrently  with any such  deregistration  of a MERS
Mortgage  Loan,  prepare,  execute and record an  original  assignment  from MERS to the  Trustee and deliver  such assignment to the Custodian.

Section 3.2_______Indemnification.  The Company  hereby agrees to indemnify  and hold the  Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in equity,  or any other expenses,  fees or charges of any  character or nature,  which the  Custodian may incur or with which the Custodian may be threatened  by reason of its acting as custodian  under this  Agreement,  including  indemnification  of the
Custodian  against any and all expenses,  including  attorney's fees if counsel for the Custodian has been approved by the Company,  and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the  foregoing,  it is  specifically  understood  and agreed  that in the event any such  claim,  liability,  loss, action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act, negligent  failure to act or willful  misconduct on the part of the Custodian,  or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3_______Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4_______Master Servicer to Pay Custodian's  Fees and Expenses.  The Master Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian  shall be entitled to,  reasonable  compensation  for all  services  rendered by it in the  exercise  and  performance  of any of the powers and duties  hereunder of the
Custodian,  and the Master  Servicer  shall pay or  reimburse  the  Custodian  upon its request for all  reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5_______Custodian  May  Resign;  Trustee  May  Remove  Custodian.  The  Custodian  may  resign  from  the obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the  Mortgage  Loans.  Upon  receiving  such notice of  resignation,  the Trustee  shall either take custody of the
Mortgage Files itself and give prompt notice  thereof to the Company,  the Master  Servicer and the  Custodian,  or
promptly appoint a successor Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken custody  of the  Mortgage  Files  and no  successor  Custodian  shall  have  been so  appointed  and have  accepted appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee,  at the  direction of the Master  Servicer and the Company,  may remove the  Custodian at any time.  In such event,  the Trustee  shall  appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor Custodian  hereunder.  Any successor  Custodian shall be a depository  institution subject to supervision or  examination  by federal or state  authority  and shall be able to satisfy the other  requirements  contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any  resignation or removal of the Custodian and appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5  shall become  effective  upon  acceptance  of  appointment  by the successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment of any successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6_______Merger or  Consolidation  of  Custodian.  Any Person  into which the  Custodian  may be merged or converted  or  with  which  it may be  consolidated,  or any  Person  resulting  from  any  merger,  conversion  or consolidation  to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian, shall be the  successor of the  Custodian  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority and is able to satisfy the other  requirements  contained in Section 3.7 and is  unaffiliated  with the Master Servicer or the Company.

Section 3.7_______Representations  of the  Custodian.  The  Custodian  hereby  represents  that it is a  depository institution  subject to  supervision or examination  by a federal or state  authority,  has a combined  capital and surplus of at least  $15,000,000  and is  qualified to do business in the  jurisdictions  in which it will hold any
Mortgage File.

ARTICLE IV________

                                           Compliance with Regulation AB

Section 4.1_______Intent of the  Parties;  Reasonableness.  The  parties  hereto  acknowledge  and  agree  that the purpose of this  Article IV  is to facilitate  compliance  by the Company with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Company shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act and  the  Exchange  Act.  Each of the  parties  hereto  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply  with  requests  made by the  Company in good faith for  delivery of information under these provisions on the basis of evolving  interpretations  of Regulation AB. The Custodian shall cooperate  reasonably  with the Company to deliver to the Company  (including  any of its assignees or  designees), any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary in the reasonable,  good faith  determination  of the  Company to permit the  Company  to comply  with the  provisions  of
Regulation AB.

Section 4.2_______Additional Representations and Warranties of the Custodian.

(a)      The Custodian  hereby  represents and warrants that the information  set forth under the caption  "Pooling and  Servicing  Agreement--Custodial  Arrangements"  (the  "Custodian  Disclosure")  in the  preliminary  prospectus supplement  relating to the Certificates and the final prospectus  supplement relating to the Certificates does not contain any untrue  statement of a material fact or omit to state a material fact required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

(b)      The  Custodian  shall be deemed to  represent  to the  Company  as of the date  hereof and on each date on which  information  is  provided to the Company  under  Section 4.3  that,  except as  disclosed  in writing to the
Company  prior to such  date:  (i) there are no  aspects  of its  financial  condition  that  could have a material adverse  effect  on the  performance  by it of  its  Custodian  obligations  under  this  Agreement  or  any  other
Securitization  Transaction  as to which it is the  custodian;  (ii) there are no  material  legal or  governmental proceedings  pending (or known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

(c)      If so requested by the Company on any date  following the Closing Date, the Custodian  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of  such  confirmation,  provide  reasonably  adequate  disclosure  of the  pertinent  facts,  in  writing,  to the requesting  party.  Any such  request  from the Company  shall not be given more than once each  calendar  quarter, unless  the  Company  shall  have a  reasonable  basis  for a  determination  that any of the  representations  and warranties may not be accurate.

Section 4.3_______Additional  Information  to Be Provided by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Company's reporting  obligation under the Exchange Act with respect to any class of Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending  against the  Custodian  that would be material to  Certificateholders,  and (b)
provide to the Company a written  description  of such  proceedings.  Any notices and  descriptions  required under this  Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the  Custodian has knowledge of the  occurrence  of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K  with respect to the  Certificates,  the Custodian will be  deemed  to  represent  that any  information  previously  provided  under  this  Section 4.3,  if any,  is materially  correct and does not have any material  omissions  unless the  Custodian has provided an update to such information.  For purposes of this Section 4.3,  "Determination  Date" shall mean, with respect to any Distribution
Date,  the 20th day (or if such 20th day is not a Business Day, the Business Day  immediately  following  such 20th day) of the month of the related  Distribution Date and  "Distribution  Date" shall mean, the 25th day of any month beginning in March 2006 or, if such 25th day is not a Business  Day, the Business Day  immediately  following  such
25th day.

Section 4.4_______Report on  Assessment  of  Compliance  and  Attestation.  On or before March 15 of each  calendar year, the Custodian shall:

(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory to the Company) regarding the Custodian's  assessment of compliance with the Servicing  Criteria  during the immediately  preceding  calendar year,  as required  under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an authorized  officer of the Custodian,  and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)      deliver to the Company a report of a  registered  public  accounting  firm  reasonably  acceptable  to the
Company  that  attests to, and  reports on, the  assessment  of  compliance  made by the  Custodian  and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 4.5_______Indemnification; Remedies.

(a)      The Custodian  shall  indemnify the Company,  each affiliate of the Company,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within the meaning of  Section 15  of the  Securities  Act and  Section 20  of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)                        any untrue  statement of a material  fact  contained or alleged to be contained in the  Custodian  Disclosure  and any  information,  report,  certification,  accountants'  attestation  or  other material  provided  under  this  Article IV  by or  on  behalf  of  the  Custodian  (collectively,  the  "Custodian
Information"),  or (B) the  omission or alleged  omission to state in the  Custodian  Information  a material  fact required to be stated in the Custodian  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

(ii)     any failure by the Custodian to deliver any information,  report, certification,  accountants' attestation or other material when and as required under this Article IV.

(b)      In the case of any failure of  performance  described  in clause  (ii) of  Section 4.5(a),  the  Custodian shall  promptly  reimburse  the  Company  for all costs  reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants'  letter or other  material  not  delivered  as  required by the
Custodian.

ARTICLE V

                                             Miscellaneous Provisions

Section 5.1_______Notices.  All notices,  requests,  consents and demands and other  communications  required under this  Agreement  or pursuant to any other  instrument  or document  delivered  hereunder  shall be in writing  and, unless otherwise  specifically  provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return  receipt  requested,  at the addresses  specified on the signature page hereof  (unless  changed by the particular  party whose address is stated herein by similar notice in writing);  in each case the notice will be deemed delivered when received.

Section 5.2_______Amendments.  No  modification  or amendment of or supplement to this Agreement  shall be valid or effective  unless the same is in writing  and signed by all parties  hereto,  and none of the  Company,  the Master
Servicer or the Trustee shall enter into any amendment of or  supplement to this  Agreement  except as permitted by the Pooling  Agreement.  The Trustee  shall give prompt  notice to the  Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 5.3_______GOVERNING LAW. THIS  AGREEMENT  WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN  SECTIONS 5-1401  AND
5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5.4_______Recordation of Agreement.  To the extent  permitted by applicable  law, this Agreement is subject to  recordation  in all  appropriate  public  offices  for  real  property  records  in all the  counties  or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of  Certificates  evidencing undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory  to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 5.5_______Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the holders thereof.

                                       [Signatures begin on following page]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                      U.S. BANK NATIONAL ASSOCIATION,
                                                             as Trustee
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
                                                             By:
Attention:  Structured Finance/RASC Series 2006-KS5          Name:
                                                             Title:
Address:                                                      RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:
                                                             Name:     Tim Jacobson
                                                              Title:   Vice President

Address:                                                      RESIDENTIAL FUNDING CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:
                                                             Name:     Christopher Martinez
                                                             Title:   Associate

Address:                                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

Mortgage Document Custody
One Meridian Crossings - LL
Richfield, Minnesota 55423                                   By:
                                                             Name:
                                                             Title: Assistant Vice President

STATE OF MINNESOTA                          )
                                            )ss.:
COUNTY OF RAMSEY                            )

                  On the ____ day of  June 2006,  before  me, a notary  public  in and for said  State,  personally appeared ______________,  known to me to be a _________  of U.S.  BANK  NATIONAL  ASSOCIATION,  a national  banking association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking  association and acknowledged to me that such national  banking  association  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  June 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ___________________,  known to me to be a ______________  of Residential  Asset Securities  Corporation.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  June 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ___________________,  known to me to be a ______________ of Residential Funding  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the ____ day of  June 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ______________________,  known to me to be a  ______________________________  Wells Fargo Bank,  National
Association,  one of the entities  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such national  banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________
                                                                                  Notary Public

[Notarial Seal]

                                                    EXHIBIT ONE

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION

                                                  June ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RASC Series 2006-KS5

                  Re:      Custodial  Agreement,  dated  as of  June 1,  2006,  by and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates Series 2006-KS5

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3 of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Mortgage  File (which  contains an original  Mortgage Note or an original  Lost Note  Affidavit  with a copy of the related  Mortgage Note) to the extent  required in  Section 2.01(b)  of the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                    EXHIBIT TWO

                                      FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                  June ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS5

                  Re:      Custodial  Agreement,  dated  as of  June 1,  2006,  by and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates Series 2006-KS5

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has  received a Mortgage  File to the extent  required  pursuant  to Section
2.01(b) of the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage  Loan  Schedule and has  determined  that:  all required  documents have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                   EXHIBIT THREE

                                       FORM OF CUSTODIAN FINAL CERTIFICATION

                                                  June ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS5

                  Re:      Custodial  Agreement,  dated  as of  June 1,  2006,  by and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Mortgage  Asset-Backed
                           Pass-Through Certificates, Series 2006-KS5

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the
Mortgage Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has  determined that:  all  required  documents  referred to in Section  2.01(b) of the Pooling  Agreement  have been  executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                   EXHIBIT FOUR

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                   EXHIBIT FIVE

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian  shall address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        APPLICABLE SERVICING
                                         SERVICING CRITERIA                                                   CRITERIA
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

          REFERENCE                                           CRITERIA
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  GENERAL SERVICING CONSIDERATIONS
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 CASH COLLECTION AND ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to
1122(d)(2)(ii)                  an investor are made only by authorized personnel.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 INVESTOR REMITTANCES AND REPORTING
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     POOL ASSET ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                          EXHIBIT F

                                              MORTGAGE LOAN SCHEDULE

                                         [FILED HEREWITH AS EXHIBIT 99.1]

                                                                                                          EXHIBIT G

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                        EXHIBIT H-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )ss.:
COUNTY OF                        )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of Officer] of [Name of Owner] (record or beneficial  owner of the Home Equity  Mortgage
Asset-Backed  Pass-Through  Certificates,   Series  2006-KS5,  Class R  (the  "Owner")),  a  [savings  institution]
[corporation]  duly organized and existing under the laws of [the State of  ________________]  [the United States],
on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a "disqualified  organization" or an electing large  partnership as of [date of transfer] within the meaning of Section  860E(e)(5) and 775,  respectively,  of the Internal Revenue
Code of 1986,  as amended (the "Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii)
will endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest in the  Class R  Certificates,  and (iii) is  acquiring  the  Class R  Certificates  for its own account or for the account of another Owner from which it has received an affidavit and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For  this  purpose,  a  "disqualified  organization"  means  an  electing  large partnership  under Section 775 of the Code,  the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are  subject to tax and,  except for the  Federal  Home Loan  Mortgage  Corporation,  a majority  of whose board of directors is not selected by any such governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization (other than certain farmers'  cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware (i) of the tax that would be  imposed on  transfers  of  Class R  Certificates  to disqualified  organizations  or an electing  large  partnership  under the Code,  that applies to all  transfers of
Class R  Certificates  after March 31, 1988;  (ii) that such tax would be on the  transferor  (or,  with respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent
(which person includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent; (iii) that the person  (other than with respect to  transfers to electing  large  partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and,  at the time of  transfer,  such person does not have actual knowledge  that the  affidavit  is false;  and (iv) that the  Class R  Certificates  may be  "noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the transferor of a  noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding  Class R  Certificates if either the  pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time during  the  taxable  year of the  pass-through  entity a  disqualified  organization  is the  record  holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.       That the Owner is aware that the Trustee  will not  register  the  transfer  of any  Class R  Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in  substantially  the same form as this  affidavit  and  agreement.  The Owner  expressly  agrees that it will not consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R -__  Certificates  and the  provisions of Section  5.02(f) of the Pooling and  Servicing  Agreement  under which the Class R  Certificates were issued (in  particular,  clause  (iii)(A) and  (iii)(B) of  Section  5.02(f)  which  authorize  the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the Trustee in the event the
Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class R  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.       The Owner's Taxpayer Identification Number is ____________________.

9.       This  affidavit and agreement  relates only to the Class R  Certificates  held by the Owner and not to any other holder of the Class R  Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

10.      That no purpose of the Owner relating to the transfer of any of the Class R  Certificates  by the Owner is
or will be to impede the  assessment or collection of any tax; in making this  representation,  the Owner  warrants that the Owner is familiar with (i) Treasury  Regulation  1.860E-1(c) and recent amendments  thereto,  effective as of July 19, 2002,  and (ii) the preamble  describing the adoption of the  amendments to such  regulation,  which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes  owed by it so  long  as any of the  Certificates  remain  outstanding.  In this  regard,  the  Owner  hereby represents  to and for the  benefit of the person  from whom it acquired  the  Class R  Certificate  that the Owner intends to pay taxes  associated  with holding such Class R  Certificate  as they become due,  fully  understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

12.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

13.      The Owner is either (i) a citizen or resident of the United  States,  (ii) a  corporation,  partnership or other  entity  treated as a  corporation  or a  partnership  for U.S.  federal  income tax  purposes and created or organized in, or under the laws of, the United  States,  any state thereof or the District of Columbia  (other than a partnership that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is  described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is  described  in Section
7701(a)(30)(E) of the Code.

14.      The Owner hereby  agrees that it will not cause income from the Class R  Certificates  to be  attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the
Owner or another United States taxpayer.

15.      The Owner hereby  certifies,  represents and warrants to, and covenants  with the  Depositor,  the Trustee and the Master  Servicer  that the  Certificates  are not being  acquired by, and will not be  transferred  to, any employee  benefit  plan or other  plan or  arrangement  subject to the  prohibited  transaction  provisions  of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue
Code of 1986,  as amended (the  "Code"),  or any person  (including  an  insurance  company  investing  its general account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the  [Title of  Officer]  of the  Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____________ day of ___, 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                                                             ANNEX I TO EXHIBIT H-1

                                            DEPARTMENT OF THE TREASURY

                                             Internal Revenue Service

                                              26 CFR Parts 1 and 602

                                                     [TD 9004]

                                                   RIN 1545-AW98

                                     Real Estate Mortgage Investment Conduits

                                 AGENCY: Internal Revenue Service (IRS), Treasury.

                                            ACTION: Final regulations.

                      -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic  residual interests  in real  estate  mortgage  investment  conduits  (REMICs).  The  final  regulations  provide  additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The  collection of  information  in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

o        Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
              Internal Revenue Service, including whether the information will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

o        Estimates of capital or start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the  proposed  amendments  to 26 CFR part 1 under section  860E of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable  income.  Under a safe harbor,  the transferor of a
REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable  investigation of the transferee's  financial condition (the investigation requirement);  and (2) the  transferor  secures  a  representation  from  the  transferee  to the  effect  that the transferee  understands  the tax obligations  associated with holding a residual  interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test.
The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the anticipated tax  liabilities  associated  with holding the residual  interest does not exceed the sum of: (1) The present value of any  consideration  given to the  transferee  to acquire the  interest;  (2) the present  value of the  expected future  distributions  on the interest;  and (3) the present value of the anticipated  tax savings  associated with holding the interest as the REMIC generates losses.

         The notice of proposed  rulemaking  also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed regulations  provides  requirements  for  transfers  of FASIT  ownership  interests  and  adopts a safe  harbor  by reference to the safe harbor  provisions of the REMIC  regulations.  In February 2001, the IRS published Rev. Proc.
2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe harbor that taxpayers  could use while the IRS and the Treasury  considered comments on the proposed  regulations.  Under the alternative safe harbor, if a transferor meets the investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years preceding the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed
$10 million. A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation and agrees in writing not to transfer the interest to any person other than another domestic,  taxable  corporation that also  satisfies  the  requirements  of the asset  test.  A  transferor  cannot  rely on the asset  test if the transferor  knows, or has reason to know,  that the transferee will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset test  fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a U.S.  taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section  1.860E-1(c)(8)(i)  provides that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section  11(b).  Some  commentators  were  concerned that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the present  values in the formula test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).
This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those publications the provision stated
that   "present  values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section  1274(d)  compounded  semiannually"  and that "[a] lower  discount rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before November 19, 2002.

         It is anticipated  that when final  regulations  are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the  proposed  regulations  will be adopted in  substantially  its  present  form,  with the result  that the final regulations  contained in this document will also govern transfers of FASIT ownership  interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12  (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in
REMICs occurring on or after November 19, 2002.

Special Analyses

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b)  and  553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.
         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                        EXHIBIT H-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                                                               ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS5

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with the  transfer  by  ________________________  (the
"Seller") to  ______________________  (the "Purchaser") of $___________  Initial  Certificate  Principal Balance of
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-KS5,  Class R (the  "Certificates"),  pursuant to
Section 5.02 of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of June 1,
2006  among  Residential  Asset  Securities  Corporation,  as  depositor  (the  "Depositor"),  Residential  Funding
Corporation,  as master servicer,  and U.S. Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the  Purchaser is
or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee  and the  Master  Servicer a transfer  affidavit and  agreement in the form attached to the Pooling and Servicing  Agreement as Exhibit H-1. The
Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has at the  time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that  investigation,  the Seller has determined that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they  become due in the future.  The Seller  understands  that the  transfer  of a Class R  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United  States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a
Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                          EXHIBIT I

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Funding Corporation Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS5, Class [B] [SB] [R]

Ladies and Gentlemen:

         _________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the
"Seller")  $_____________  Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed  Pass-Through
Certificates,  Series  2006-KS5,  Class [B]  [SB] [R] (the  "Certificates"),  issued  pursuant  to the  Pooling and
Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of June 1, 2006 among  Residential  Asset
Securities Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer (the
"Master Servicer"),  and U.S. Bank National Association,  as trustee (the "Trustee"). All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies,  represents  and warrants to, and covenants  with, the  Depositor,  the Trustee and the Master  Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not  been  and  will  not be  registered  or qualified  under the Securities Act of 1933, as amended (the "Act") or any state  securities law,
                  (b)  the  Depositor  is not  required  to so  register  or  qualify  the  Certificates,  (c)  the
                  Certificates  may be resold only if registered  and qualified  pursuant to the  provisions of the
                  Act or any state securities law, or if an exemption from such  registration and  qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection with any  distribution  thereof in any manner that would violate the
                  Act or any applicable state securities laws.

3.       The  Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such  knowledge  and experience in financial and business  matters,  and, in  particular,  in such matters  related to securities  similar to the  Certificates,  such that it is capable of  evaluating  the merits and risks  of  investment  in the  Certificates,  (b)  able to bear  the  economic  risks  of such an investment  and (c) an  "accredited  investor"  within  the  meaning of Rule  501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private
                  Placement Memorandum,  dated ___________________,  20__, relating to the Certificates (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such  other  information  concerning  the
                  Certificates,  the Mortgage  Loans and the Depositor as has been  requested by the Purchaser from the  Depositor  or the Seller  and is  relevant  to the  Purchaser's  decision  to  purchase  the
                  Certificates.  The  Purchaser  has had any  questions  arising  from such review  answered by the
                  Depositor  or the  Seller  to the  satisfaction  of the  Purchaser.  [If  the  Purchaser  did not
                  purchase the  Certificates  from the Seller in connection  with the initial  distribution  of the
                  Certificates   and  was  provided  with  a  copy  of  the  Private   Placement   Memorandum  (the
                  "Memorandum")  relating to the original sale (the  "Original  Sale") of the  Certificates  by the
                  Depositor,  the Purchaser  acknowledges  that such  Memorandum  was provided to it by the Seller, that  the  Memorandum  was  prepared  by the  Depositor  solely  for use in  connection  with the
                  Original Sale and the Depositor did not  participate  in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the  Depositor  with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection  with (a) error or omission,  or alleged error or omission,  contained in the  Memorandum,  or (b) any  information,  development or event arising after the date of the Memorandum.]

5.       The  Purchaser  has not and will not nor has it  authorized  or will it authorize any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other  similar  security to any person in any  manner,  (b) solicit any offer to buy or to accept  a  pledge,  disposition  of  other  transfer  of any  Certificate,  any  interest  in any
                  Certificate or any other similar security from any person in any manner,  (c) otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a)
                  through (e) above) would  constitute a distribution of any Certificate  under the Act, that would render  the  disposition  of any  Certificate  a  violation  of Section 5 of the Act or any state securities  law, or that would  require  registration  or  qualification  pursuant  thereto.  The
                  Purchaser  will not sell or otherwise  transfer  any of the  Certificates,  except in  compliance with the provisions of the Pooling and Servicing Agreement.

6.       The  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with the  Depositor,  the
                  Trustee and the Master  Servicer  that the  Purchaser  is not an employee  benefit  plan or other plan or arrangement subject to the prohibited  transaction  provisions of the Employee Retirement
                  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code
                  of 1986, as amended (the "Code"),  or any person  (including an insurance  company  investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates to any Plan
Investor or person  unless either such Plan  Investor or person meets the  requirements  set forth in either (a) or
(b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                          EXHIBIT J

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2006-KS5, Class [B] [SB] [R]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the  "Seller") to __________  (the  "Purchaser")  of
$__________   Initial   Certificate   Principal  Balance  of  Home  Equity  Mortgage  Asset-  Backed   Pass-Through
Certificates,  Series  2006-KS5,  Class [B]  [SB] [R] (the  "Certificates"),  issued  pursuant  to the  Pooling and
Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of June 1, 2006 among  Residential  Asset
Securities Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer, and
U.S. Bank National Association,  as trustee (the "Trustee").  The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                          EXHIBIT K

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                 LIMITED GUARANTY

                                                   ARTICLE XIII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited  Guaranty.  (a) Subject to subsection (c)
below,  prior to the later of the third Business Day prior to each Distribution  Date or the related  Determination
Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any  reimbursement pursuant to Section 3.10 on such  Distribution  Date for Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies  which were subsequently determined to be Excess Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary
Losses) and, if so, the Master  Servicer  shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or  Subservicer  Advances  reimbursed  pursuant to Section 3.10, to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be  allocated  to the  Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from  Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant to Section  4.02;  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not  occurred  plus (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB  Certificates  will not be covered by the Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this  Section on any  Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X)
________ minus the sum of (i) all previous  payments made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such payments as described  below in  subsection  (d) and (Y) the then outstanding  Certificate  Principal  Balances  of  the  Class SB  Certificates,  or  such  lower  amount  as may be established  pursuant  to Section  13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly  notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty
(the "Limited Guaranty"),  executed by General Motors Acceptance  Corporation,  of Residential Funding's obligation to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii)
such required  payments,  by delivering to General  Motors  Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the Distribution  Date for such month,  with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or amounts  paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor  was  substituted  for the Master  Servicer  solely for the  purposes  of such  provision)  an Opinion of
Counsel  (which  need not be an opinion of  independent  counsel)  to the effect  that  obtaining  such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  "prohibited  transactions"  under  Section  860(F)(a)(1)  of the Code or on  "contributions after the  startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the Trust  Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations of General  Motors  Acceptance  Corporation as of the date of issuance of the Limited  Guaranty and (b)
the  rating of the long  term  debt  obligations  of  General  Motors  Acceptance  Corporation  at the date of such substitution  and (C) if the Class SB Certificates  have been rated,  the Depositor  obtains  written  confirmation from  each  Rating  Agency  that  rated  the  Class SB  Certificates  at the  request  of the  Depositor  that such substitution  shall not lower the rating on the  Class SB  Certificates  below the  lesser of (a) the  then-current rating  assigned to the Class SB  Certificates  by such Rating Agency and (b) the original  rating  assigned to the
Class SB  Certificates by such Rating Agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of Counsel to the substitute guarantor  or  obligor,  addressed  to the  Master  Servicer  and the  Trustee,  that  such  substitute  instrument constitutes  a legal,  valid and  binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in accordance  with its terms,  and  concerning  such  other  matters as the Master  Servicer  and the  Trustee  shall reasonably  request.  Neither the Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as applicable;  provided that the Depositor shall also obtain a letter from each Rating Agency that rated the Class SB  Certificates  at the request of the Depositor to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the rating on the Class SB  Certificates below the lesser of (a) the  then-current  rating  assigned to the Class SB  Certificates by such Rating Agency and
(b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency,  unless (A) the Holder of
100% of the Class SB  Certificates  is  Residential  Funding or an Affiliate of  Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and,  provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the  Master  Servicer  solely  for the  purposes  of  such  provision),  in the  case of a  material  amendment  or supersession  (but  not a  reduction,  cancellation  or  deletion  of  the  Limited  Guaranty  or  the  Subordinate
Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect  that any such  amendment  or  supersession  will not cause  either (a) any federal tax to be imposed on the
Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"  under Section
860F(a)(1) of the Code or on  "contributions  after the startup  date" under Section  860G(d)(1) of the Code or (b)
the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master Servicer  together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                                                                          EXHIBIT L

                                             FORM OF LIMITED GUARANTY
                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                            Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 2006-KS5

                                                                                                   __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential  Funding"),  an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain  obligations as described  under Section 12.01 of the Pooling and Servicing  Agreement dated as of
June 1, 2006 (the "Servicing  Agreement"),  among  Residential  Asset  Securities  Corporation  (the  "Depositor"),
Residential  Funding and U.S. Bank National  Association  (the  "Trustee") as amended by Amendment No. ___ thereto, dated as of ________,  with respect to the Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2006-KS5 (the "Certificates"); and

                  WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential  Funding  agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.       Provision of Funds.  (a) GMAC agrees to  contribute  and deposit in the  Certificate  Account on behalf of
Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential
Funding),  either  directly or through a  subsidiary,  in any case prior to the  related  Distribution  Date,  such moneys as may be required by Residential  Funding to perform its Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the  demand of the  Trustee in  accordance  with  Section  12.01 of the
Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under clause (a) shall terminate upon the earlier of  (x) substitution  for this
Limited  Guaranty  pursuant to Section  12.01(f) of the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

3.       Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding,  the Trustee or any other person in asserting or enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights  shall not  preclude  any other or further  exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited  Guaranty,  including,  without  limitation,  those of action or non-action on the part of Residential Funding or the Trustee.

4.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written  agreement of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted  under Section 12.02 of the Servicing  Agreement.  The  obligations  of GMAC under this Limited  Guaranty shall  continue and remain in effect so long as the Servicing  Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

5.       Successor.  Except as  otherwise  expressly  provided  herein,  the  guarantee  herein set forth  shall be binding upon GMAC and its respective successors.

6.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

7.       Authorization  and Reliance.  GMAC  understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution  of Amendment  No. __ to the  Servicing  Agreement  and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

8.       Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

9.       Counterparts.  This Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                          EXHIBIT M

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS5 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection  with the assignment by U.S Bank National  Association  (the
"Trustee") to  _______________________  (the "Lender") of _______________ (the "Mortgage Loan") pursuant to Section
3.13(d) of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of June 1, 2006 among Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,
as master servicer,  and the Trustee.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Lender  hereby  certifies,  represents  and  warrants  to, and covenants with, the Master Servicer and the Trustee that:

(ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an assignment in lieu of  satisfaction  is  required to preserve  lien  priority,  minimize  or avoid  mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(iii)    the substance of the  assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iv)     the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least
0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

___________________________________________________________________________________________________________________
                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                       EXHIBIT N-1

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.       In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A
Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the  Securities Act of 1933, as amended (the
"1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and Servicing  Agreement (the  "Agreement"),  dated as of June 1, 2006 among Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"),  Residential
Asset Securities Corporation,  as depositor (the "Depositor"),  and U.S. Bank National Association, as trustee (the
"Trustee")  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the Master  Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

b.       The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and experience  in financial  and business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

c.       The  Buyer  has been  furnished  with all  information  regarding  the Rule  144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule
         144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar  security  from,  or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex I or
         Annex II.  The Buyer is aware  that the sale to it is being made in  reliance  on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other  qualified  institutional buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from  registration under the 1933 Act.

3.       The  Buyer is not an  employee  benefit  plan or  other  plan or  arrangement  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the Code,  or any person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

4.       This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                             ANNEX I TO EXHIBIT N-1

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

1._______As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or
other executive officer of the Buyer.

2.       In connection  with purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is  defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned  and/or invested on a  discretionary  basis  $______________________  in  securities  (except for the  excluded  securities referred  to below) as of the end of the  Buyer's  most  recent  fiscal  year  (such  amount  being  calculated  in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  placeStateMassachusetts  or similar  business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___      Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statements,  a copy of which is attached hereto.

         ___      Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a State  or  Federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         ___      Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934.

         ___      Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established  and  maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

         ___      ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the  meaning  of Title I of the
                  Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         ___      Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii)  bank  deposit  notes and  certificates  of  deposit,  (iv) loan  participations,  (v)  repurchase agreements,  (vi)  securities  owned but subject to a repurchase  agreement and (vii)  currency,  interest rate and commodity swaps.

4.       For purposes of determining  the aggregate  amount of securities  owned and/or invested on a discretionary basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such aggregate amount, the Buyer may have included  securities  owned by  subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the  seller to it and other  parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?
6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on
Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party  that at the time is a  "qualified institutional  buyer"  within the  meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not purchase  securities  for a third party  unless the Buyer has  obtained a current  representation  letter from such third  party or taken  other  appropriate  steps  contemplated  by Rule  144A to  conclude  that such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which this  certification  is made of any  changes in the information  and  conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                            ANNEX II TO EXHIBIT N-1

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the
Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment  Companies  (as  defined below), is such an officer of the Adviser.

9.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC
Rule 144A because (i) the Buyer is an investment  company  registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least $100,000,000 in  securities  (other than the  excluded  securities  referred to below) as of the end of the Buyer's  most recent fiscal year.  For purposes of  determining  the amount of  securities  owned by the Buyer or the Buyer's  Family of
Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

         ____     The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

10.      The term  "Family  of  Investment  Companies"  as used  herein  means  two or more  registered  investment companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated
(by  virtue of being  majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.      The  Buyer  is  familiar  with  Rule  144A  and  understands  that  each  of the  parties  to  which  this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyer's own account.

13.      The  undersigned  will notify each of the  parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                        EXHIBIT N-2

                                          FORM OF TRANSFEROR CERTIFICATE
                                       (144A Transferor to 144A Transferee)

         _____, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS5 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS5,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of June 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  In  connection  with such  request,  and in respect of such  Certificates  the Seller does hereby certify that such  Certificates  are being  transferred in accordance with (i) the transfer  restrictions set forth in  Section  5.01 of the  Pooling  and  Servicing  Agreement  and the  Certificates  and (ii) Rule  144A  under the
Securities  Act to a transferee  that the Seller  reasonably  believes is purchasing the  Certificates  for its own account  or an  account  with  respect  to which  the  transferee  exercises  sole  investment  discretion  and the transferee  and any such account is a "qualified  institutional  buyer"  within the meaning of Rule 144A,  and such transferee  is aware  that the sale to it is being  made in  reliance  upon Rule  144A,  and  (iii) any  applicable securities laws of any state of the United States or any other jurisdiction.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By: __________________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-3

                                          FORM OF TRANSFEROR CERTIFICATE
                                   (144A Transferor to Regulation S Transferee)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS5 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS5,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of June 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  [The Seller has  requested a transfer of a [Rule 144A  Global  Class B  Certificate]  [Definitive
Class B  Certificate]  for a beneficial  interest in a [Temporary]  Regulation S Global Class B  Certificate  to be
held in the name of  ___________  (the  "Transferee")  through  [Euroclear][Clearstream],  which in turn  will hold through  the  Depository.]  [The  Seller has  requested  an  exchange  of such  beneficial  interest in a Rule 144A
Global  Class  B  Certificate]  [Definitive  Class  B  Certificate]  for a  beneficial  interest  in a  [Temporary]
Regulation  S Global Class B  Certificate  to be held in the name of the Holder  through  [Euroclear][Clearstream], which in turn will hold through the Depository.]

                  In   connection   with  such   request,   the   Seller   does   hereby   certify   that  (1)  the
[transfer][exchange]  of the  beneficial  interest  in the  Certificates  has  been  made in  compliance  with  the transfer restrictions  applicable to the Global Class B Certificates;  [and] (2) the  [Seller][Purchaser]  is not a
U.S.  person as defined in Regulation S under the Securities  Act[; and (3) such transfer has been made pursuant to and in accordance with Regulation S].

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By:  ______________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-4

                                    FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS5 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS5,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of June 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  In  connection  with the  undersigned's  purchase of the  Certificates,  the  undersigned  hereby represents, acknowledges and agrees as follows:

It is a person that is not a "U.S.  person" as defined in  Regulation S under the  Securities  Act and  understands that the sale of the Notes to it is being made in reliance on the exemption from the  registration  requirements of the Securities Act provided by Regulation S thereunder.

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEREE]

                                                              By: _____________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-5

                                FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE

___________________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS5 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS5,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of June 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

         1.       It is an accredited  investor  ("Accredited  Investor") as defined in Rule 501(c) of Regulation D under the Securities Act purchasing  for its own account and it  understands  the  Certificates  will bear a legend set forth in the applicable  exhibit attached to the Pooling and Servicing  Agreement.  In addition,  it represents and warrants that it will provide  notice to any  subsequent  transferee of the transfer  restrictions  provided in the legend,  will hold and  transfer  Certificates  in an amount of not less than  U.S.$250,000  for it or for each account for which it is acting.

         2.       It understands  that the  Certificates  have been offered only in a transaction not involving any public  offering in the United  States within the meaning of the  Securities  Act, the Notes have not been and will not be registered under the Securities Act and, if in the future it decides to offer,  resell,  pledge or otherwise transfer the  Certificates,  the  Certificates  may be offered,  resold,  pledged or otherwise  transferred only in accordance  with the  provisions of the  Indenture  and the legend on the  Certificates.  It  acknowledges  that no representation  has been  made as to the  availability  of any  exemption  under  the  Securities  Act or any state securities laws for resale of the Certificates.

         3.       In connection with the purchase of the Certificates  (provided that no such  representations  are made with  respect to the  Servicer by any  Affiliate  of the  Servicer  or any  account  advised or managed by the
Servicer):  (A) it is not relying (for purposes of making any  investment  decision or otherwise)  upon any advice, counsel or representations  (whether written or oral) of the Depositor,  the Master Servicer, the Initial Purchaser
or the  Placement  Agent or any of their  agents (in their  capacities  as such),  other  than any  representations expressly set forth in a written  agreement with such party;  (B) it has consulted with its own legal,  regulatory, tax,  business,  investment,  financial and accounting  advisers to the extent it has deemed necessary and has made its own  investment  decisions  based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Co-Issuers,  the Servicer,  the Initial Purchaser or the Placement
Agent;  (C) its purchase of the Certificate  will comply with all applicable  laws in any  jurisdiction in which it resides  or is  located;  (D) it is  acquiring  the  Certificates  as  principal  solely  for its own  account  for investment  and not with a view to the  resale,  distribution  or other  disposition  thereof in  violation  of the
Securities Act; (E) it has made  investments  prior to the date hereof and was not formed solely for the purpose of investing in the  Certificates;  and (F) it is a sophisticated  investor and is purchasing the Certificates  with a full  understanding  of all of the terms,  conditions and risks thereof,  and it is capable of assuming and willing to assume those risks.

         4.       It  agrees  that it will  not  offer or sell,  transfer,  assign,  or  otherwise  dispose  of any
Certificates  or any interest  therein  except (A) pursuant to an exemption  from, or in a transaction  not subject to,  the  registration  requirements  of the  Securities  Act  and  any  applicable  state  securities  laws or the applicable  laws of any other  jurisdiction  and (B) in accordance with the provisions of the Pooling and Servicing
Agreement, to which provisions it agrees it is subject.

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEREE]

                                                              By:   ______________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-6

                                          FORM OF TRANSFEROR CERTIFICATE
                                             (Regulation S Transferor)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS5 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS5,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of June 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  [The Seller has  requested a transfer of a  [Temporary]  Regulation S Global Class B  Certificate
for a beneficial  interest in a  ________________________  to be held in the name of ___________ (the "Transferee")
[through  ________________________,  which in turn will hold  through the  Depository].  [The Seller has  requested an exchange of such beneficial  interest in a [Temporary]  Regulation S Global Class B Certificate for a beneficial interest in a  [Temporary]  Regulation S Global Class B  Certificate  to be held in the name of the Holder  through
[Euroclear][Clearstream],  which in turn will hold through the Depository.]

                  In   connection   with  such   request,   the   Seller   does   hereby   certify   that  (1)  the
[transfer][exchange]  of the  beneficial  interest  in the  Certificates  has  been  made in  compliance  with  the transfer  restrictions  applicable to the Class B  Certificates;  [and] (2) the  [Seller][Purchaser]  is not a U.S.
person as defined in Regulation S under the  Securities  Act[;  and (3) such transfer has been made pursuant to and in accordance with Regulation S].

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By:  _______________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                     EXHIBIT O

                                                    [RESERVED]

                                                                                                          EXHIBIT P

                                        FORM OF ERISA REPRESENTATION LETTER

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 placeLivingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS5

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2006-KS5

Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
         Series 2006-KS5, Class SB

Ladies and Gentlemen:

         [____________________________________]      (the     "Purchaser")     intends     to     purchase     from
[______________________________]  (the "Seller")  $[____________]  Initial  Certificate  Principal  Balance of Home
Equity Mortgage Asset-Backed Pass-Through Certificates,  Series 2006-KS5,  Class ____ (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of June 1, 2006
among  Residential  Asset  Securities  Corporation,  as  the  depositor  (the  "Depositor"),   Residential  Funding
Corporation,  as master  servicer  (the "Master  Servicer")  and U.S. Bank  National  Association,  as trustee (the
"Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and
Servicing  Agreement.  The  Purchaser  hereby  certifies,  represents  and warrants  to, and  covenants  with,  the
Depositor,  the Trustee and the Master  Servicer that The  Purchaser is not an employee  benefit plan or other plan or arrangement subject to the prohibited  transaction  provisions of the Employee Retirement Income Security Act of
1974, as amended ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"),  or any person (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                          EXHIBIT Q

                                           FORM OF SB-AM SWAP AGREEMENT

DATE:                                      June 29, 2006
TO:                                        U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS5
                                           Trust, acting on behalf of the Class A Certificateholders,
                                           Class M Certificateholders and Class B Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY A")

ATTENTION:                                 RASC Series 2006-KS5

FROM:                                      U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS5
                                           Trust, acting on behalf of the Class SB Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                   Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified  below (the  "Transaction")  between Party A and Party B. This  Agreement, which  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as  referred to in the ISDA Form  Master  Agreement  (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

o        This  Agreement  is  subject  to and  incorporates  the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency-Cross
Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency between the provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,  this Agreement shall  prevail for purposes of the  Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form
Master  Agreement  or the  Definitions  shall have the  meanings  assigned  to them in the  Pooling  and  Servicing
Agreement,  dated as of June 1, 2006, among Residential  Asset Securities  Corporation,  as depositor,  Residential
Funding  Corporation,  as master  servicer,  and U.S.  Bank  National  Association,  as trustee  (the  "Pooling and
Servicing  Agreement").  Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference  to a Section of the 1992 ISDA Form  Master  Agreement.  Each  capitalized  term used  herein that is not defined  herein or in the 1992 ISDA Form  Master  Agreement  shall  have the  meaning  defined in the  Pooling  and
Servicing  Agreement.  Notwithstanding  anything  herein to the contrary,  should any  provision of this  Agreement conflict  with any  provision of the Pooling and  Servicing  Agreement,  the provision of the Pooling and Servicing
Agreement shall apply.

o        The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                     [June 25, 2036] subject to  adjustment  in accordance  with the
                                                     Business Day Convention.
               Business Days:                        California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:              Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.
               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  Adjusted  Available
                                                     Distribution  Amount that would have  remained had the Adjusted
                                                     Available    Distribution   Amount   been   applied   on   such
                                                     Distribution   Date  to  make   the   distributions   for  such
                                                     Distribution  Date under  Section 4.02(c)  clauses  (i) through
                                                     (x) of the  Pooling  and  Servicing  Agreement,  of (I) Accrued
                                                     Certificate  Interest on the  Class SB  Certificates,  (II) the
                                                     amount of any Overcollateralization  Reduction Amount and (III)
                                                     for each  Distribution  Date  after the  Certificate  Principal
                                                     Balance  of each  Class of  Class A  Certificates  and  Class M
                                                     Certificates     has    been     reduced    to    zero,     the
                                                     Overcollateralization  Amount,  (B) from prepayment  charges on deposit  in the  Certificate  Amount,  any  prepayment  charges received on the Mortgage  Loans  during the related  Prepayment
                                                     Period and (C) from the amount  distributable  with  respect to the REMIC III Regular Interest IO.
               PARTY B PAYMENTS:
               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement
               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders and the Class M  Certificateholders for such
                                                     Distribution Date.

o        Additional  Provisions:  Each party  hereto is hereby  advised and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth herein and in the ISDA Form Master  Agreement  relating to such  Transaction, as applicable.

o        Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

o        Termination Provisions. For purposes of the ISDA Form Master Agreement:

|X|      "Specified Entity" is not applicable to Party A or Party B for any purpose.

|X|      "Specified  Transaction"  is not  applicable  to Party A or  Party B for any  purpose,  and,  accordingly,
                  Section 5(a)(v) shall not apply to Party A or Party B.

|X|      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

|X|      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

|X|      With respect to Party A and Party B, the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form
                  Master Agreement will be deleted in its entirety.

|X|      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

|X|      Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

o        Market Quotation will apply.

o        The Second Method will apply.

|X|      "Termination Currency" means United States Dollars.

|X|      The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

|X|      Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be  required  to pay any  additional  amounts  referred to therein.

o        Tax Representations.

|X|      Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of Party
                  A and Party B will make the following representations:

                                    It is not required by any applicable  law, as modified by the practice of any  relevant  governmental  revenue  authority,  of  any  Relevant
                                    Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),
                                    6(d)(ii) or 6(e) of the ISDA Form Master  Agreement)  to be made by it
                                    to  the  other   party   under   this   Agreement.   In  making   this
                                    representation, it may rely on:

o        the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
                           Master Agreement;

o        the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or 4(a)(iii) of the ISDA Form Master
                           Agreement  and the accuracy  and  effectiveness  of any  document  provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

o        the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form Master
                           Agreement,  provided  that  it  shall  not be a  breach  of  this  representation  where reliance  is placed  on  clause  (ii) and the  other  party  does not  deliver a form or document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

|X|      Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  Party A and
                  Party B make the following representations: None

o        Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

o        Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO          FORM/DOCUMENT/                          DATE BY WHICH TO
DELIVER DOCUMENT           CERTIFICATE                             BE DELIVERED
Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) learning that such
                           the other party to make                 form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

o        Other documents to be delivered are:

PARTY REQUIRED                FORM/DOCUMENT/                        DATE BY WHICH TO BE     COVERED BY
TO DELIVER                    CERTIFICATE                           DELIVERED               SECTION 3(D)
DOCUMENT                                                                                    REPRESENTATION
Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.
Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

o        Miscellaneous.  Miscellaneous

|X|      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                RASC Series 2006-KS5 Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Andrea Villanueva
         Facsimile:              (952) 979-0867

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                RASC Series 2006-KS5 Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Andrea Villanueva
         Facsimile No.:          (952) 979-0867

         (For all purposes)

|X|      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

|X|      Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

|X|      Multibranch  Party.  For the purpose of Section 10(c) of the ISDA Form Master  Agreement,  neither Party A nor Party B is a Multibranch. Party.

|X|      Calculation Agent. The Calculation Agent is Residential Funding Corporation.

|X|      Credit Support Document.

                                    Not Applicable

|X|      Credit Support Provider.

                                    Not Applicable

|X|      Governing  Law.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

|X|      Non-Petition.  Party A and Party B each hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting  against or cause any other person to institute against RASC Series 2006-KS5 Trust,  Mortgage Asset-Backed  Pass-Through  Certificates,
                  Series 2006-KS5, or the other party any bankruptcy,  reorganization,  arrangement, insolvency, or similar  proceeding  under  the laws of the  United  States,  or any other  jurisdiction  for the non-payment  of any amount due  hereunder  or any other  reason  until the payment in full of the
                  Certificates  and the  expiration  of a period  of one year  plus ten days (or,  if  longer,  the applicable preference period) following such payment.

|X|      Severability.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues to express,  without  material  change,  the  original  intentions  of the parties as to the subject matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or  condition  with a valid or  enforceable  term, provision,  covenant or  condition,  the  economic  effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

|X|      [Intentionally Omitted].

|X|      Waiver of Jury Trial.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

|X|      Set-Off.  Notwithstanding  any  provision  of this  Agreement or any other  existing or future  agreement, each  party  irrevocably  waives  any and all  rights  it may have to set  off,  net,  recoup  or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The  provisions for Set-off set forth in Section 6(e) of the ISDA Form Master
                  Agreement shall not apply for purposes of this Transaction.

|X|      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

|X|      Trustee Liability  Limitations.  It is expressly understood and agreed by the parties hereto that (a) this
                  Agreement is executed and  delivered by U.S.  Bank  National  Association,  not  individually  or personally  but  solely as  Trustee  of Party A and Party B, in the  exercise  of the  powers and authority  conferred and vested in it and that U.S. Bank National  Association  shall perform its duties and  obligations  hereunder in  accordance  with the standard of care set forth in Article
                  VIII of the Pooling and Servicing Agreement,  (b) each of the  representations,  undertakings and agreements  herein made on the part of Party A and Party B is made and  intended  not as personal representations,  undertakings  and agreements by U.S. Bank National  Association but is made and intended  for the  purpose of  binding  only Party A and Party B, (c)  nothing  herein  contained shall be construed as creating any liability on U.S. Bank National  Association,  individually or personally,  to perform any covenant  either  expressed  or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph shall relieve U.S.
                  Bank National  Association  from  performing its duties and  obligations  hereunder and under the
                  Pooling and Servicing  Agreement in accordance  with the standard of care set forth therein,  and
                  (d) under no  circumstances  shall U.S. Bank National  Association  be personally  liable for the payment  of any  indebtedness  or  expenses  of Party A or Party B or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or undertaken by Party A or Party B under this Agreement or any other related  documents;  provided,  that nothing in this
                  paragraph  shall  relieve  U.S.  Bank  National   Association  from  performing  its  duties  and
                  obligations  hereunder  and under the Pooling and  Servicing  Agreement  in  accordance  with the standard of care set forth herein and therein.

o        "Affiliate".  Party A and  Party B shall be  deemed  to not  have  any  Affiliates  for  purposes  of this
         Agreement, including for purposes of Section 6(b)(ii).

o        Section 3 of the ISDA Form Master  Agreement is hereby  amended by adding at the end thereof the following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

o        Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the
Transaction  (whether  written or oral),  other than the  representations  expressly  made in this Agreement or the
Confirmation  in  respect of that  Transaction  and (ii) it has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading  decisions  based upon its own  judgment  and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

o        Evaluation and Understanding.

|X|      It has the capacity to evaluate  (internally or through independent  professional  advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed by the Pooling and  Servicing
Agreement to enter into this Transaction; and

|X|      It  understands  the terms,  conditions  and risks of the  Transaction  and is willing  and able to accept those terms and conditions and to assume those risks, financially and otherwise.

o        Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

o        Status of Parties.  The other party is not acting as agent,  fiduciary or advisor for it in respect of the
Transaction.

o        Eligible  Contract  Participant.  It is an "eligible swap  participant" as such term is defined in Section
35.1(b)(2)  of the  regulations  (17  C.F.R  35)  promulgated  under,  and it  constitutes  an  "eligible  contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

o        Account Details and Settlement Information:

                           PAYMENTS TO PARTY A:
                           Payments to Party A shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class A Certificateholders, Class M
                           Certificateholders and Class B Certificateholders.
                           PAYMENTS TO PARTY B:
                           Payments to Party B shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class SB Certificateholders.
Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                                     capacity but solely as trustee for the benefit of RASC
                                                     Series 2006-KS5 Trust, acting on behalf of the Class SB
                                                     Certificateholders

                                                     By: ____________________________________________________
                                                              Name:
                                                              Title:

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                                     capacity but solely as trustee for the benefit of RASC
                                                     Series 2006-KS5 Trust, acting on behalf of the Class A
                                                     Certificateholders, Class M Certificateholders and Class B
                                                     Certificateholders

                                                     By:  ____________________________________________________
                                                              Name:
                                                              Title:

                                                                                                          EXHIBIT R

                                               ASSIGNMENT AGREEMENT

                                         [FILED HEREWITH AS EXHIBIT 10.2]

                                                                                                          EXHIBIT S

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        APPLICABLE SERVICING
                                         SERVICING CRITERIA                                                   CRITERIA
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

          REFERENCE                                           CRITERIA
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  GENERAL SERVICING CONSIDERATIONS
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 CASH COLLECTION AND ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate
                                custodial bank accounts and related bank clearing accounts no more    |X| (as to accounts held
                                than two business days following receipt, or such other number of            by Trustee)
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to      |X| (as to investors
1122(d)(2)(ii)                  an investor are made only by authorized personnel.                              only)
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with          |X| (as to accounts held
                                respect to commingling of cash) as set forth in the transaction              by Trustee)
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 INVESTOR REMITTANCES AND REPORTING
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     POOL ASSET ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                        EXHIBIT T-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on Form 8-K containing  distribution  or  servicing  reports  filed in respect of periods  included in the year covered by that annual  report,  of the trust (the "Trust")  created  pursuant to the Pooling and Servicing  Agreement  dated as of
June 1, 2006 (the "P&S Agreement") among Residential Asset Securities  Corporation (the  "Depositor"),  Residential
Funding Corporation (the "Master Servicer") and U.S. Bank National Association (the "Trustee");

2.       Based on my knowledge,  the  information in these reports,  taken as a whole,  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my  knowledge,  the  servicing  information  required to be provided to the Trustee by the Master
Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the activities  performed by the Master  Servicer under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required  under the P&S Agreement,  and,  except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master Servicer's  compliance with the minimum servicing  standards based upon the report provided by an independent public  accountant,  after conducting a review in compliance  with the Uniform Single  Attestation  Program for Mortgage  Bankers as set forth in the P&S
Agreement, that is included in these reports.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                        EXHIBIT T-2

                              FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.       The Trustee has  performed all of the duties  specifically  required to be performed by it pursuant to the provisions  of the Pooling  and  Servicing  Agreement  dated as of June 1, 2006 (the  "Agreement")  by and among Residential Asset Securities Corporation,  as depositor,  Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to  Section 4.03(e)(I) of  the Agreement is accurate as of the last day of the 20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                          EXHIBIT U

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                                                          EXHIBIT V

                               FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

         Re:      Residential  Asset  Securities  Corporation,   Home  Equity  Mortgage  Asset-Backed  Pass-Through
                  Certificates,  Series 2006-KS5,  Class SB, issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2006 among  Residential  Asset Securities  Corporation,  Residential  Funding
                  Corporation, and
                  U.S. Bank National Association, as Trustee (the "Certificates").

         This is to certify that as of the date hereof and except as set forth below,  the  beneficial  interest in the  Certificates  held by you for our account is owned by persons  that are not  U.S. persons  (as defined in Rule
901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend  to submit  your  certification  relating  to the  Certificates  held by you in which  the  undersigned  has acquired,  or intends to acquire,  a  beneficial  interest in  accordance  with your  operating  procedures  if any applicable  statement  herein is not  correct on such date.  In the  absence  of any such  notification,  it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests in and does not relate to U.S.  $_________  principal amount of the  Certificates  appearing  in your books as being held for our  account but that we have sold or as to which we are not yet able to certify.]

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: ________________________     */      By: _______________________________,
                                            Account Holder

                                                                                                          EXHIBIT W

                               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         U.S. Bank National Association

         Re:      Residential  Asset  Securities  Corporation,   Home  Equity  Mortgage  Asset-Backed  Pass-Through
                  Certificates,  Series 2006-KS5,  Class SB, issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2006 among  Residential  Asset Securities  Corporation,  Residential  Funding
                  Corporation, and U.S. Bank
                  National Association, as Trustee (the "Certificates").

         This is to certify that, based solely on  certifications  we have received in writing,  by tested telex or by  electronic  transmission  from member  organizations  appearing in our records as persons  being  entitled to a portion of the principal amount set forth below (our "Member  Organizations") as of the date hereof,  $____________
principal  amount of the  Certificates  is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased their  Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further certify (a) that we are not making  available  herewith for exchange any portion of the related
Temporary  Regulation S Global Class SB  Certificate  excepted in such  certifications  and (b) that as of the date hereof  we have not  received  any  notification  from  any of our  Member  Organizations  to the  effect  that the statements  made by them with  respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

         We understand  that this  certification  is required in  connection  with certain  securities  laws of the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:_____________________ *                Yours faithfully,

* To be dated no earlier                    By: __________________________________________________________
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as
                                            Operator of the Euroclear Clearance System
                                            Cedel, Societe anonyme

*        Certification  must be  dated  on or  after  the  15th  day  before  the  date of the  Euroclear  or Cedel certificate to which this certification releases.